    As filed with the Securities and Exchange Commission on February 19, 1998
                                                       Registration No. 33-88148

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------
                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                         Post-Effective Amendment No. 4

                                -----------------
                        SECURITY LIFE SEPARATE ACCOUNT L1
                              (Exact Name of Trust)



                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                               (Name of Depositor)
                                  1290 Broadway
                           Denver, Colorado 80203-5699
              (Address of Depositor's Principal Executive Offices)



                                                Copy to:
GARY W. WAGGONER, ESQ.                          DIANE E. AMBLER, ESQ.
Security Life of Denver Insurance Company       Mayer, Brown & Platt
1290 Broadway                                   2000 Pennsylvania Avenue, N.W.
Denver, Colorado  80203-5699                    Washington, D.C.  20006-1882
                                                (202) 778-0641

(Name and Address of Agent for Service)


                         ----------------------------


It is proposed that this filing will become effective:

         ___    on (date) pursuant to paragraph (a) of Rule 485
          X     60 days after filing pursuant to paragraph (a) of Rule 485
         ___    on May 1, 1997 pursuant to paragraph (b) of Rule 485 immediately
         ___    upon filing pursuant to paragraph (b) of Rule 485 this
         ___    post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title and amount of securities being registered: Interests under variable life insurance policies. Approximate Date of Proposed Public Offering: As soon as practical after the effective date. Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. Registrant filed its Form 24f-2 on _____________ for its most recent fiscal year ending December ________.

              SECURITY LIFE SEPARATE ACCOUNT L1 (File No. 33-88148)
                              Cross-Reference Table



Form N-8B-2 Item No.              Caption in Prospectus
--------------------              ---------------------

1, 2                              Cover; Security Life of Denver Insurance Company;
                                  Security Life Separate Account L1

3                                 Inapplicable

4                                 Security Life of Denver Insurance Company

5, 6                              Security Life Separate Account L1

7                                 Inapplicable

8                                 Financial Statements

9                                 Inapplicable

10(a), (b), (c), (d), (e)         Policy Summary; Policy Values, Determining the
                                  Value of Amounts in the Divisions of the Variable
                                  Account; Charges, Deductions and Refunds;
                                  Surrender; Partial Withdrawals; The Guaranteed
                                  Interest Division; Transfers of Account Values;
                                  Right to Exchange Policy; Lapse; Reinstatement;
                                  Premiums

10(f)                             Voting Privileges; Right to Change Operations

10(g), (h)                        Right to Change Operations

10(i)                             Tax Considerations; Detailed Information about the
                                  Strategic Advantage Variable Universal Life Policy;
                                  Other General Policy Provisions; The Guaranteed
                                  Interest Division

11, 12                            Security Life Separate Account L1

13                                Policy Summary; Charges, Deductions and Refunds;
                                  Corporate Purchasers and Group or Sponsored
                                  Arrangements


Form N-8B-2 Item No.                        Caption in Prospectus
--------------------                        ---------------------

14, 15                                      Policy Summary; Free Look; Other General Policy
                                            Provisions; Applying for a Policy

16                                          Premiums; Allocation of Net Premiums; How We
                                            Calculate Accumulation Unit Values for Each
                                            Division

17                                          Payment; Surrender; Partial Withdrawal

18                                          Policy Summary; Tax Considerations; Detailed
                                            Information about the Strategic Advantage Variable
                                            Universal Life Policy; Security Life Separate
                                            Account L1; Persistency Refund

19                                          Reports to Policy Owners; Notification and
                                            Claims Procedures; Performance Information

20                                          See 10(g) & 10(a)

21                                          Policy Loans

22                                          Policy Summary; Premiums; Grace Period; Security
                                            Life Separate Account L1; Detailed Information
                                            about the Strategic Advantage Variable Universal
                                            Life Policy

23                                          Inapplicable

24                                          Inapplicable

25                                          Security Life of Denver Insurance Company

26                                          Inapplicable

27, 28, 29, 30                              Security Life of Denver Insurance Company

31, 32, 33, 34                              Inapplicable

35                                          Inapplicable

36                                          Inapplicable


Form N-8B-2 Item No.                        Caption in Prospectus
--------------------                        ---------------------

37                                          Inapplicable

38, 39, 40, 41(a)                           Other General Policy Provisions; Distribution of
                                            the Policies; Security Life of Denver Insurance
                                            Company

41(b), 41(c), 42, 43                        Inapplicable

44                                          Determining the Value  in the Divisions of the
                                            Variable Account; How We Calculate Accumulation
                                            Unit Values for Each Division

45                                          Inapplicable
46                                          Partial Withdrawals; Detailed Information about
                                            the Strategic Advantage Variable Universal Life
                                            Policy

47, 48, 49, 50                              Inapplicable

51                                          Detailed Information about the Strategic Advantage
                                            Variable Universal Life Policy

52                                          Determining the Value  in the Divisions of the
                                            Variable Account; Right to Change Operations

53(a)                                       Tax Considerations

53(b), 54, 55                               Inapplicable

56, 57, 58                                  Inapplicable

59                                          Financial Statements

                         STRATEGIC ADVANTAGE VARIABLE
                                UNIVERSAL LIFE
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   issued by
                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                                      AND
                       SECURITY LIFE SEPARATE ACCOUNT L1


This prospectus describes Strategic Advantage, an individual flexible premium variable universal life insurance policy (the "Policy" or collectively, "Policies") issued by Security Life of Denver Insurance Company ("Security Life"). The Policy provides insurance coverage with flexibility in death benefits and premium payments. The Policy is designed primarily for use on a multiple-life basis where the Insureds share a common employment or business relationship, and it may be owned individually or by a corporation, trust, association or similar entity. The Policy is funded by Security Life Separate Account L1 (the "Variable Account"). Twenty-three Divisions of the Variable Account are available under the Policy. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Purchasers may utilize both the Divisions of the Variable Account and the Guaranteed Interest Division simultaneously. The Loan Division represents amounts we set aside as collateral for any Policy Loans taken or transferred into the Policy.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.


We will pay the Death Proceeds when the Insured dies if the Policy is still in force. The Death Proceeds will equal the death benefit, reduced by any outstanding Policy Loan, accrued loan interest, and any charges incurred prior to the date of the Insured's death but not yet deducted. The death benefit consists of two elements: the Base Death Benefit and any amount added by Rider. The Policy will remain in force as long as the Net Account Value remains positive.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
         A PROSPECTUS FOR THE PORTFOLIO OR PORTFOLIOS BEING CONSIDERED
  MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.IN
                 THIS PROSPECTUS "WE," "US" AND "OUR" REFER TO
                   SECURITY LIFE OF DENVER INSURANCE COMPANY.

            THIS POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS
 PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. THE FEATURES OF ANY POLICY ISSUED MAY VARY
     DEPENDING ON THE STATE IN WHICH THE CONTRACT IS ISSUED. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS
   PROSPECTUS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED
                              SUPPLEMENT HERETO.


DATE OF PROSPECTUS: MAY 1, 1998

The policy is guaranteed not to lapse during the first three Policy years, regardless of its Net Account Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy Month starting with the first Policy Month to and including the Policy Month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. If the Guaranteed Minimum Death Benefit provision is effective, the Stated Death Benefit portion of the Policy will remain in force for the Guarantee Period. To continue the Guarantee Period, the required premiums must be paid and the Net Account Value must remain diversified.

The Policy permits the Owner to choose from two death benefit options: Option 1, a fixed benefit that equals the Stated Death Benefit, and Option 2, a benefit that equals the Stated Death Benefit plus the Account Value. The Base Death Benefit in force as of any Valuation Date will not be less than the amount necessary to qualify the Policy as a life insurance contract under the Internal Revenue Code in existence at the time the Policy is issued.

When applying for the Policy, the Owner irrevocably chooses which of two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. If the Guideline Premium/Cash Value Corridor Test is chosen, premium amounts will be limited based on the death benefit of the Policy.

We will not allocate funds to the Policy until we receive the Initial Premium and we have approved the Policy for issue. Thereafter, the timing and amount of premium payments may vary, within specified limits. A higher premium level may be required to keep the Guaranteed Minimum Death Benefit in force. After certain deductions have been made, Net Premiums may be allocated to one or more of the Divisions of the Variable Account and to the Guaranteed Interest Division. The assets of the Divisions of the Variable Account will be used to purchase, at net asset value, shares of designated Portfolios of various investment companies. A Policy may be returned according to the terms of the Right to Examine Policy Period (also called the Free Look Period). Net Premiums allocated to the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio of the Variable Account during the Delivery and Free Look Periods.

The Policy Account Value is the sum of the amounts in the Divisions of the Variable Account plus the amount in the Guaranteed Interest Division and the amount in the Loan Division. The value of the amounts allocated to the Divisions of the Variable Account will vary with the investment experience of the corresponding Portfolios; there is no minimum guaranteed cash value for amounts allocated to the Divisions of the Variable Account. The value of amounts allocated to the Guaranteed Interest Division will depend on the interest rates we declare. The Account Value will also reflect deductions for the cost of insurance and expenses, as well as increases for additional Net Premiums.

Replacing existing insurance coverage with the Policy described in this prospectus may not be advantageous.

ISSUED BY:  Security Life of Denver   BROKER DEALER:  ING America Equities, Inc.
            Insurance Company                         1290 Broadway
            Security Life Center                      Attn: Variable
            1290 Broadway                             Denver, CO 80203-5699
            Denver, CO 80203-5699                     (303) 860-2000
            (800) 525-9852


THROUGH ITS:      Security Life Separate Account L1

ADMINISTERED AT:  Customer Service Center
                  P.O. Box 173888
                  Denver, CO 80217-3888
                  (800) 848-6362

PROSPECTUS DATED: May 1, 1998

--------------------------------------------------------------------------------
Strategic Advantage                     2

TABLE OF CONTENTS

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS.......................  6

POLICY SUMMARY............................................................  9
General Information.......................................................  9
Death Benefits............................................................  9
Benefits at Maturity......................................................  9
Additional Benefits.......................................................  9
Premiums..................................................................  9
Allocation of Net Premiums................................................  9
Maximum Number of Investment Divisions.................................... 10
Policy Values............................................................. 10
Determining the Value in the Divisions of the Variable Account............ 10
How We Calculate Accumulation Unit Values for Each Division............... 10
Transfers of Account Values............................................... 10
Dollar Cost Averaging..................................................... 10
Automatic Rebalancing..................................................... 11
Loans..................................................................... 11
Partial Withdrawals....................................................... 11
Surrender................................................................. 11
Right to Exchange Policy.................................................. 11
Lapse..................................................................... 11
Reinstatement............................................................. 11
Charges and Deductions.................................................... 11
Persistency Refund........................................................ 12
Refund of Sales Charges................................................... 12
Tax Considerations........................................................ 12

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT
          OPTIONS AND THE GUARANTEED INTEREST DIVISION.................... 13
Security Life of Denver Insurance Company................................. 13
Security Life Separate Account L1......................................... 13
Maximum Number of Investment Divisions.................................... 14
Investment Objectives of the Portfolios................................... 14
The Guaranteed Interest Division.......................................... 17

DETAILED INFORMATION ABOUT THE STRATEGIC ADVANTAGE VARIABLE UNIVERSAL
          LIFE POLICY..................................................... 17
Applying for a Policy..................................................... 17
Temporary Insurance....................................................... 18
Premiums.................................................................. 18
          Scheduled Premiums.............................................. 18
          Unscheduled Premium Payments.................................... 18
          Minimum Annual Premium.......................................... 18
          Special Continuation Period..................................... 19
          Choice of Definitional Tests.................................... 19
          Choice of Guaranteed Minimum Death Benefit Provisions........... 19
          Modified Endowment Contracts.................................... 19
Allocation of Net Premiums................................................ 20
Death Benefits............................................................ 20
          Death Benefit Options........................................... 20
          Changes in Death Benefit Option................................. 21
          Changes in Death Benefit Amounts................................ 22
          Guaranteed Minimum Death Benefit Provision...................... 22
          Requirements to Maintain the Guarantee Period................... 23

--------------------------------------------------------------------------------
Strategic Advantage                     3

     Additional Benefits......................................................... 23
          Accidental Death Benefit Rider......................................... 23
          Adjustable Term Insurance Rider........................................ 24
          Additional Insured Rider............................................... 24
          Guaranteed Insurability Rider.......................................... 24
          Right to Change Insured Rider.......................................... 24
          Waiver of Cost of Insurance Rider...................................... 25
          Waiver of Specified Premium Rider...................................... 25
     Benefits at Maturity........................................................ 25
     Policy Values............................................................... 25
          Account Value.......................................................... 25
          Cash Surrender Value................................................... 25
          Net Cash Surrender Value............................................... 25
          Net Account Value...................................................... 25
     Determining the Value of Amounts in the Divisions
       of the Variable Account................................................... 25
     How We Calculate Accumulation Unit Values for
       Each Division............................................................. 26
     Transfers of Account Values................................................. 26
     Dollar Cost Averaging....................................................... 27
     Automatic Rebalancing....................................................... 27
     Policy Loans................................................................ 28
     Partial Withdrawals......................................................... 29
     Surrender................................................................... 29
     Right to Exchange Policy.................................................... 30
     Lapse....................................................................... 30
          If the Guaranteed Minimum Death
           Benefit Provision Is Not in Effect.................................... 30
          If the Guaranteed Minimum Death
           Benefit Provision Is in Effect........................................ 30
     Grace Period................................................................ 30
     Reinstatement............................................................... 31

     CHARGES, DEDUCTIONS AND REFUNDS............................................. 31
     Deductions from Premiums.................................................... 31
          Tax Charges............................................................ 31
          Sales Charges.......................................................... 31
     Daily Deductions from the Variable Account.................................. 32
          Mortality and Expense Risk Charge...................................... 32
     Monthly Deductions from the Account Value................................... 32
          Initial Policy Charge.................................................. 32
          Monthly Administrative Charge.......................................... 32
          Cost of Insurance Charges.............................................. 32
          Charges for Additional Benefits........................................ 33
          Guaranteed Minimum Death Benefit Charge................................ 33
          Changes in Monthly Charges............................................. 33
     Policy Transaction Fees..................................................... 33
          Partial Withdrawal..................................................... 33
          Transfers.............................................................. 33
          Allocation Changes..................................................... 34
          Illustrations.......................................................... 34
     Persistency Refund.......................................................... 34
     Refund of Sales Charges..................................................... 34
     Charges from Portfolios..................................................... 34
     Group or Sponsored Arrangements............................................. 37
     Other Charges............................................................... 37

     TAX CONSIDERATIONS.......................................................... 37
     Life Insurance Definition................................................... 37

--------------------------------------------------------------------------------
Strategic Advantage                     4

     Diversification Requirements................................... 38
     Modified Endowment Contracts................................... 38
     Tax Treatment of Premiums...................................... 39
     Loans, Lapses, Surrenders and Withdrawals...................... 39
          If the Policy Is Not a Modified Endowment Contract........ 39
          If the Policy Is a Modified Endowment Contract............ 39
     Alternative Minimum Tax........................................ 40
     Section 1035 Exchanges......................................... 40
     Tax-exempt Policy Owners....................................... 40
     Changes to Comply with Law..................................... 40
     Other.......................................................... 40

     ADDITIONAL INFORMATION ABOUT THE POLICY........................ 41
     Voting Privileges.............................................. 41
     Right to Change Operations..................................... 41
     Reports to Owners.............................................. 42

     OTHER GENERAL POLICY PROVISIONS................................ 42
     Free Look Period............................................... 42
     The Policy..................................................... 42
     Age............................................................ 43
     Ownership...................................................... 43
     Beneficiary.................................................... 43
     Collateral Assignment.......................................... 43
     Incontestability............................................... 43
     Misstatements of Age or Sex.................................... 43
     Suicide........................................................ 43
     Payment........................................................ 44
     Notification and Claims Procedures............................. 44
     Telephone Privileges........................................... 44
     Non-participating.............................................. 44
     Distribution of the Policies................................... 44
     Settlement Provisions.......................................... 45

     ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
        SURRENDER VALUES, AND ACCUMULATED PREMIUMS.................. 46

     ADDITIONAL INFORMATION......................................... 54
     Directors and Officers......................................... 54
     State Regulation............................................... 57
     Legal Matters.................................................. 57
     Legal Proceedings.............................................. 57
     Experts........................................................ 57
     Registration Statement......................................... 57
     Year 2000 Preparedness......................................... 57

     FINANCIAL STATEMENTS........................................... 58

     APPENDIX A..................................................... 59

     APPENDIX B..................................................... 67

     APPENDIX C..................................................... 68
     PERFORMANCE INFORMATION........................................ 68

--------------------------------------------------------------------------------
Strategic Advantage                     5

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS

AS USED IN THIS PROSPECTUS, THE FOLLOWING TERMS HAVE THE INDICATED MEANINGS. THERE ARE OTHER CAPITALIZED TERMS WHICH ARE EXPLAINED OR DEFINED IN OTHER PARTS OF THIS PROSPECTUS.

ACCOUNT VALUE -- The total of the amounts allocated to the Divisions of the Variable Account and to the Guaranteed Interest Division, plus any amount set aside in the Loan Division to secure a Policy Loan.

ACCUMULATION UNIT -- A unit of measurement used to calculate the Account Value in each Division of the Variable Account.

ACCUMULATION UNIT VALUE -- The value of an Accumulation Unit of each Division of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

ADJUSTABLE TERM INSURANCE RIDER -- The Adjustable Term Insurance Rider is available to add death benefit coverage to the Policy. The Adjustable Term Insurance Rider allows the Owner to schedule the pattern of death benefits appropriate for future needs. The Adjustable Term Insurance Rider is not guaranteed under the Guaranteed Minimum Death Benefit provision.

AGE -- The Insured's Age at any time is his or her age on the birthday nearest the Policy Date increased by the number of full Policy years elapsed since the Policy Date.

BASE DEATH BENEFIT -- The Base Death Benefit will vary according to which death benefit option is chosen: Under Option 1, the Base Death Benefit equals the Stated Death Benefit of the Policy. Under Option 2, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the Account Value.
     Under Option 3, which is available only on policies delivered on or before December 31, 1997, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the sum of all premiums paid minus Partial Withdrawals taken under the Policy. The Base Death Benefit may be increased to maintain compliance with the Federal income tax law definition of life insurance.

BENEFICIARY(IES) -- The person or persons designated to receive the Death
     Proceeds upon the death of the Insured.

CASH SURRENDER VALUE -- The amount of the Account Value plus any refund of sales charges due.

CUSTOMER SERVICE CENTER -- Our administrative office:  P.O. Box 173888, Denver,
     CO 80217-3888.

DEATH PROCEEDS -- The amount payable upon the death of the Insured. It equals the Base Death Benefit plus any Rider benefits, if applicable, minus any outstanding Policy Loan and accrued loan interest, minus any Policy charges incurred prior to the date of the insured's death, but not yet deducted.

DELIVERY PERIOD -- The period which begins on the date the Policy is issued and ends on the earlier of:

     (a) the date the Policy was delivered as long as we receive notice of the delivery date at our Customer Service Center before the date defined in
         (b) or,

     (b) the date the Policy is mailed from our Customer Service Center plus the deemed mailing time. The deemed mailing time is five days, unless required otherwise by the state in which the Policy is issued.

DIVISION(S) -- The Loan Division, the Guaranteed Interest Division and the
     Divisions of the Variable Account which invest in shares of the Portfolios.

FREE LOOK PERIOD -- The period of time within which the Owner may examine the Policy and return it for a refund. This is also called the Right to Examine Policy Period.

GENERAL ACCOUNT -- The account which contains all of our assets other than those held in the Variable Account or our other separate accounts.

GUARANTEE PERIOD -- The period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The two available Guarantee Periods are (i) to the Insured's Age 65 or 10 years from the Policy Date, whichever is later, or (ii) the lifetime of the Insured. The Guarantee Period will end prior to the selected date any time the Guarantee Period Annual Premium has not been paid or on any Monthly Processing Date that the Net Account Value is not diversified according to our requirements.

--------------------------------------------------------------------------------
Strategic Advantage                     6

GUARANTEE PERIOD ANNUAL PREMIUM -- The premium payment level required to maintain the Guarantee Period.

GUARANTEED INTEREST DIVISION -- Part of our General Account to which a portion of the Account Value may be allocated and which provides guarantees of principal and interest.

GUARANTEED MINIMUM DEATH BENEFIT -- The optional provision in the Policy which guarantees that the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Net Account Value, provided certain conditions are met.

INITIAL PREMIUM -- The premium which is required to be paid and received by our Customer Service Center for coverage to begin. Initial Premium is equal to the scheduled modal premiums which fall due from the policy effective date through the Investment Date.

INSURED -- The person on whose life this Policy is issued and upon whose death the Death Proceeds are payable.

INVESTMENT DATE -- The date we allocate funds to the Policy. We will allocate the initial Net Premium to the Policy on the next Valuation Date following the date:

     (a) we have received the Initial Premium, and

     (b) we have approved the Policy for issue, and

     (c) all issue requirements have been met and received in our Customer Service Center.

LOAN DIVISION -- Part of our General Account in which funds are set aside to secure outstanding Policy Loans and accrued loan interest when due.

MATURITY DATE -- The date the Policy matures. This is the Policy anniversary on which the Insured's Age is 100.

MINIMUM ANNUAL PREMIUM -- The premium which must be paid during the first three
     Policy years to meet the requirements of the Special Continuation
     Period.

MONTHLY PROCESSING DATE -- The date each month on which deductions from the Account Value are due. The first Monthly Processing Date will be the later of the Policy Date or the Investment Date. Subsequent Monthly Processing Dates will be the same date as the Policy Date unless this is not a Valuation Date, in which case the Monthly Processing Date is the next Valuation Date.

NASD -- National Association of Securities Dealers, Inc.

NET ACCOUNT VALUE -- The Account Value minus Policy Loans and accrued loan interest.

NET AMOUNT AT RISK -- (For base Death Benefit) The difference between the current Base Death Benefit and the amount of the Account Value.

NET CASH SURRENDER VALUE -- The amount available if the Policy is surrendered.
     It is equal to the Cash Surrender Value minus Policy Loans and accrued loan interest.

NET PREMIUM -- Premium amounts paid minus the sales and tax charges. These charges are deducted from the premiums before the premium is applied to the Account Value.

OWNER -- The individual, entity, partnership, representative or party who can exercise all rights over and receive the benefits of the Policy during the Insured's lifetime.

PARTIAL WITHDRAWAL -- The withdrawal of part of the Net Account Value from the Policy. A Partial Withdrawal may reduce the amount of Base Death Benefit and Target Death Benefit in force.

POLICY -- The basic Policy, applications and any Riders or endorsements.

POLICY DATE -- The date upon which the Policy becomes   effective.  The Policy
     Date is used to determine the Monthly Processing Date, Policy months, Policy years, and Policy monthly, quarterly, semi-annual and annual anniversaries. Unless otherwise indicated, the term "Policy anniversary" refers to the annual anniversary of the Policy.

POLICY LOAN -- The total amount borrowed from the Policy, plus any Policy Loan interest capitalized when due, and less any Policy Loan repayments.

PORTFOLIOS -- The investment options available to the Divisions of the Variable
     Account.  Each Portfolio has a defined investment objective.

PREMIUM CLASS -- The underwriting class into which the Insured is categorized.
     This includes smoking status of the Insured, the approach to medical examinations we may use in issuing the Policy, as well as any substandard ratings which may apply. The Premium

--------------------------------------------------------------------------------
Strategic Advantage                     7

     Class for the Policy is listed in the Schedule.

RIDER -- A Rider adds benefits to the Policy.

SCHEDULE -- The pages contained in the Policy which include the information specific to the Policy, such as the Insured's Age, the Policy Date, etc.

SCHEDULED PREMIUM -- The premium amount specified by the Owner on the application as the amount intended to be paid at fixed intervals over a specified period of time. Premiums may be paid on a monthly, quarterly, semiannual, or annual basis. The Scheduled Premium need not be paid, and it may be changed at any time. Also, within limits, the Owner may pay more or less than the Scheduled Premium.

SEC -- The United States Securities and Exchange Commission.

SEGMENT -- The Stated Death Benefit on the Policy Date is the initial
     Segment, or Segment 1. Each increase in the Stated Death Benefit (other than an option change) is a new Segment. The first year for a Segment begins on the effective date of the Segment and ends one year later. Each subsequent year begins at the end of the prior Segment year. Each new Segment may be subject to a new Minimum Annual Premium, new sales charge, new cost of insurance charges, and new incontestability and suicide exclusion periods.

SPECIAL CONTINUATION PERIOD -- A three-year period, beginning on the Policy
     Date, during which payment of the Minimum Annual Premium will guarantee the Policy against lapse.

STATED DEATH BENEFIT -- The sum of the Segments under the Policy.  The Stated
     Death Benefit changes when there is an increase, decrease, or when a transaction on the Policy causes it to change.

TARGET DEATH BENEFIT -- When an Adjustable Term Insurance Rider is added to the
     Policy, the Owner specifies the Target Death Benefit and Stated Death Benefit in the Policy application; the Adjustable Term Insurance Rider Death Benefit is the difference between the Target Death Benefit and the Base Death Benefit. In no event will the Adjustable Term Insurance Rider Death Benefit be less than zero. The Adjustable Term Insurance Rider automatically adjusts over time for changes in the Base Death Benefit due to the Federal income tax law definition of life insurance and to keep the Target Death Benefit at the desired amount. The Target Death Benefit for each year is shown in the Schedule when an Adjustable Term Insurance Rider exists on the Policy.

TARGET PREMIUM --The premium on which the sales charge is calculated.

TRANSACTION DATE -- The date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If a premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date the Transaction Date will be the next succeeding Valuation Date.

VALUATION DATE -- Each date as of which the net asset value of the shares of the Portfolios and the unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and Security Life's Customer Service Center are open for business or as may be required by law, except for days that a Division's corresponding Portfolio does not value its shares.

VALUATION PERIOD -- The period which begins at 4:00 p.m. Eastern Time on a Valuation Date and ends at 4:00 p.m. Eastern Time on the next Valuation Date.

VARIABLE ACCOUNT -- Security Life Separate Account L1 segregates the assets funding the Policy from the assets in our General Account. The Variable Account is divided into Divisions, each of which invests in shares of one of the Portfolios.

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Strategic Advantage                     8

POLICY SUMMARY

THIS POLICY SUMMARY PROVIDES A BRIEF OVERVIEW OF THE POLICY. FURTHER DETAIL IS PROVIDED IN THE POLICY AND IN THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. THE DISCUSSION IN THIS PROSPECTUS ASSUMES THAT ANY STATE VARIATION WILL BE COVERED IN A SPECIAL PROSPECTUS SUPPLEMENT OR IN THE FORM OF POLICY APPROVED IN THAT STATE, AS APPROPRIATE. THE TERMS UNDER WHICH THE POLICIES ARE ISSUED MAY ALSO VARY FROM THOSE DESCRIBED IN THIS PROSPECTUS BASED ON PARTICULAR CIRCUMSTANCES. THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS IS SUBJECT TO THE TERMS OF THE POLICY PURCHASED BY AN OWNER OR ANY RIDER TO IT. AN APPLICANT MAY REVIEW A COPY OF THE POLICY AND ANY RIDER ON REQUEST.


GENERAL INFORMATION

The Policy provides life insurance protection on the life of the Insured. As long as the Policy remains in force, we will pay a death benefit when the Insured dies. When the Policy reaches the Maturity Date during the lifetime of the Insured, we will pay a maturity benefit in lieu of a death benefit.

Strategic Advantage is designed primarily for use on a multi-life basis where the Insureds share common employment or a business relationship. The Policy may be owned individually or by a corporation, trust, association or similar entity. The Policy may be used for such purposes as informally funding non-qualified executive deferred compensation, salary continuation plans, retiree medical benefits, or other purposes.

DEATH BENEFITS

We will pay the Death Proceeds to the Beneficiary upon the death of the Insured while the Policy remains in force. The Death Proceeds will be equal to the Base Death Benefit plus any amounts payable by Rider, reduced by the amount of any outstanding Policy Loans and any accrued loan interest. See Death Benefits, page 20.

Normally, when we issue the Policy, the death benefit is equal to the Stated Death Benefit plus any amount added by Adjustable Term Insurance Rider. The death benefit at issue may vary from the Stated Death Benefit plus term coverage for some 1035 exchanges. The minimum Stated Death Benefit for which we will issue a Policy is $50,000; however, we may lower the minimum Stated Death Benefit for certain group or sponsored arrangements or corporate purchasers.

Generally, the Policy will remain in force only as long as the Net Account Value is sufficient to pay the monthly deductions. However, if the Special Continuation Period is in effect (during the first three policy years) and minimum premiums have been paid as specified in the section on Lapse (see Lapse, page 30) then the Policy and its Riders are guaranteed not to lapse, regardless of the amount of the Net Account Value.

The Stated Death Benefit of the Policy may also remain in force after the Special Continuation Period even if the Net Account Value is insufficient to pay the monthly deductions if the Guaranteed Minimum Death Benefit provision is in effect and the requirements have been met. See Guaranteed Minimum Death Benefit Provision, page 22.

BENEFITS AT MATURITY

If the Insured is still living on the Maturity Date, we will pay the Net Account Value. The Policy will then end. See Benefits at Maturity, page 25.

ADDITIONAL BENEFITS

A variety of additional benefits may be attached to the Policy by Rider. The charge for these benefits is deducted monthly from the Account Value. See Additional Benefits, page 23.

PREMIUMS

The Policy is a flexible premium policy, so the amount and frequency of the premiums may vary, within limits. There are no required premium payments other than those required to keep the Policy in force or payments required to maintain certain benefits as described below.

The Initial Premium must be paid in order for us to issue the Policy. The Minimum Annual Premium must be paid in order to meet the requirements for the three year Special Continuation Period. If the Owner purchases one of two Guaranteed Minimum Death Benefit provisions, the Guarantee Period Annual Premium must be paid to maintain the Guarantee Period.

The Scheduled Premium is selected by the Owner and specified when application is made for the Policy. The Scheduled Premium may not be sufficient to maintain the Guarantee Period for one of the Guaranteed Minimum Death Benefit provisions or to keep the Policy in force.

Since this is a flexible premium life insurance Policy, the amount of premiums paid will affect the length of time the Policy will stay in force. See Premium Payments Affect the Coverage, page 19.

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Strategic Advantage                     9

ALLOCATION OF NET PREMIUMS

After certain premium-based charges are deducted from each premium, the balance (the Net Premium) is added to the Account Value based on the premium allocation instructions. Net Premiums may be allocated to one or more Divisions of the Variable Account, or to the Guaranteed Interest Division, or both. However, amounts can be allocated to no more than 18 Divisions over the life of the Policy.

On or after the Investment Date, amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. Amounts allocated to the Divisions of the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio. At the end of the Delivery plus Free Look Periods, the amounts allocated to the Guaranteed Interest Division will remain in that Division; and the funds held in the Fidelity VIP Money Market Division will be reallocated to other Divisions of the Variable Account according to the most recent premium allocation instructions. Thereafter, Net Premiums received will be allocated upon receipt according to the most recent premium allocation instructions. Allocation percentages must be in whole numbers, with the sum equaling 100%. No premium will be allocated before the Investment Date. See Allocation of Net Premiums, page 20.

MAXIMUM NUMBER OF INVESTMENT DIVISIONS

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 14.

POLICY VALUES

The Policy Account Value is equal to the sum of the amounts in the Guaranteed Interest Division and in the Divisions of the Variable Account. It also includes any amount we set aside in the Loan Division as collateral for any outstanding Policy Loan. The Account Value reflects Net Premiums paid, as well as deductions for charges. It also will reflect the investment experience of amounts allocated to the Divisions of the Variable Account, and interest earned on amounts allocated to the Guaranteed Interest Division and the Loan Division. Any Partial Withdrawals and any service fees will be deducted from the Account Value.

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loan and accrued loan interest.

The Cash Surrender Value of the Policy is equal to the Account Value plus any refund of sales charges due.

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loan and accrued loan interest.

DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited to that Division. Each Division of the Variable Account will have different Accumulation Unit Values. See Determining the Value of Amounts in the Divisions of the Variable Account, page 25.

HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION

We determine Accumulation Unit Values for each Division of the Variable Account as of each Valuation Date. All Policy transactions are effective as of a Valuation Date. Each Accumulation Unit Value reflects the Division's investment experience of the underlying Portfolio for the Valuation Period as well as asset-based charges deducted in connection with the Policy and the expenses of the Portfolio. See How We Calculate Accumulation Unit Values for Each Division, page 26.

TRANSFERS OF ACCOUNT VALUES

After the Free Look Period, up to 12 transfers among Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There will be a $25 charge for each transfer after 12 in a Policy year. Transfers resulting from Automatic Rebalancing or Dollar Cost Averaging are not included in these 12 transfers. The minimum amount we will transfer is $100 or the balance in the division if less than $100.

Once during the first 30 days of each Policy year, the Owner may transfer amounts from the Guaranteed Interest Division. Transfers to the Guaranteed Interest Division are not limited to this 30-day period. See Transfers of Account Values, page 26.

DOLLAR COST AVERAGING

Dollar Cost Averaging is available by electing this feature at application or at any other time by completing the appropriate form. We offer Dollar Cost Averaging to Owners who have at least $10,000 in either of the Divisions investing in the

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Strategic Advantage                    10

Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio. There is no charge for this feature. See Dollar Cost Averaging, page 27.

AUTOMATIC REBALANCING

Automatic Rebalancing is available by electing this feature at application or by completing the appropriate form. Automatic Rebalancing allows the Owner to match Account Value allocations over time to specified allocation percentages. We will charge a fee of $25 each time the automatic rebalancing allocation is changed in excess of five times per Policy year; otherwise, there is no charge for this feature. See Automatic Rebalancing, page 27.

LOANS

Loans may be taken against the Policy's Account Value. Unless otherwise required by state law, the loan must be at least $100. Loan interest accrues at an annual rate of 3.75%. The Loan Division earns a guaranteed rate of interest equal to 3% on an annual basis. See Policy Loans, page 28.

PARTIAL WITHDRAWALS

A Partial Withdrawal of Net Account Value may be requested any time after the first Policy year, within limits. One Partial Withdrawal is allowed each Policy year. See Partial Withdrawals, page 29.

SURRENDER

The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus any Policy Loan amounts and accrued loan interest.
We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request for surrender and the Policy at our Customer Service Center. All insurance coverage will end on that date. See Surrender, page 29.

RIGHT TO EXCHANGE POLICY

At any time during the first 24 months following the Policy Date, the Owner may exercise the right to exchange the Policy from one in which the Account Value is not guaranteed into a guaranteed Policy unless required differently by state law. See Right to Exchange Policy, page 30.

LAPSE

Insurance coverage will continue as long as the Net Account Value of the Policy is sufficient to pay all deductions that are taken out of the Account Value each month.

In addition, during the first three Policy years if the conditions of the Special Continuation Period have been met, the Policy and all attached Riders are guaranteed not to lapse, regardless of the Net Account Value.

If a Guaranteed Minimum Death Benefit provision has been elected and the requirements to maintain the Guarantee Period have been met, the Stated Death Benefit portion of the Policy will remain in effect after the Special Continuation Period regardless of the amount of the Net Account Value. However, if the requirements to maintain the Guarantee Period have not been met, the Guaranteed Minimum Death Benefit provision will lapse. See Lapse, page 30.

REINSTATEMENT

A lapsed Policy and its Riders may be reinstated within five years of its lapse if it has not been surrendered and the insured is still living. New evidence of insurability and payment of certain reinstatement premiums will be required.
The Guaranteed Minimum Death Benefit provision cannot be reinstated after the Policy has lapsed. We also will reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. See Reinstatement, page 31.

CHARGES AND DEDUCTIONS

Deductions from Premiums: The following charges are deducted from each premium before it is applied to the Account Value:

  (i) Tax Charges-- A charge currently equal to 2.5% of premiums is deducted for state and local premium taxes. A charge currently equal to 1.5% of each premium is deducted to cover our estimated cost of the Federal income tax treatment of deferred acquisition costs. We reserve the right to increase or decrease the premium expense charges for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal deferred acquisition cost due to any change in the cost to us.

  (ii) Sales Charge -- A charge equal to a percentage of each premium is deducted to cover a portion of our expenses in issuing this Policy. It is based on the amount of premium paid and the number of years since the Policy Date or the date of an increase in coverage. For each of the first five Policy years, this charge is equal to 8% of premiums paid up to the

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Strategic Advantage                    11

         Target Premium and 3% of premiums paid in excess of the Target Premium. In the sixth Policy year and thereafter, the sales charge is equal to 3% of all premiums paid.

See Deductions from Premiums, page 31.

Deductions from the Variable Account: A mortality and expense risk charge is assessed against the Divisions of the Variable Account in the amount of 0.75% per annum (0.002055% per day). We assess this charge to compensate us for mortality and expense risks under the Policies. See Daily Deductions from the Variable Account, page 32.

Monthly Deductions from the Account Value: The following charges are deducted from the Account Value at the beginning of each Policy month:

  (i)    Initial Policy Charge -- $10 per month for the first five Policy years.

  (ii) Monthly Administrative Charge -- $5 per month plus $0.0125 per thousand of Stated Death Benefit (or Target Death Benefit if greater). The per thousand charge is limited to $15 per month.

  (iii) Cost of Insurance Charge -- A monthly charge based on the Net Amount at Risk on the life of the Insured. The amount of this charge differs for Base Death Benefit, any Adjustable Term Insurance Rider, and multiple Segments.

  (iv) Charges for Additional Benefits -- The cost of any additional benefits added by Rider, other than the Adjustable Term Insurance Rider.

  (v) Guaranteed Minimum Death Benefit Charge -- currently $0.005 per thousand of the Stated Death Benefit during the Guarantee Period. This charge is guaranteed to never be greater than $.01 per thousand of the Stated Death Benefit.

See Monthly Deductions from the Account Value, page 32.

Policy Transaction Fees: Policy Transaction Fees are deducted from the Divisions of the Variable Account and Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction for which the charge is made.

  (i) Partial Withdrawal fee -- the lesser of $25 or 2% of the amount requested.

  (ii) Transfer fee -- 12 transfers per Policy year are permitted without fees; for each transfer thereafter, a $25 fee is charged.

  (iii) Allocation Changes -- five premium and five automatic rebalancing allocation changes are permitted each Policy year without fees; for each change thereafter, a $25 fee is charged.

  (iv) Illustrations -- one illustration per Policy year is available without a fee; for each illustration thereafter, a $25 fee may be charged.

See Policy Transaction Fees, page 33.

Charges from Portfolios: Shares of the Portfolios are purchased at net asset value, which reflects investment management and other direct expenses that have already been deducted from the assets of the Portfolio. See Charges from Portfolios, page 34.

PERSISTENCY REFUND

The Account Value will be credited with a Persistency Refund each Monthly Processing Date after the tenth Policy anniversary. See Persistency Refund, page 34.

REFUND OF SALES CHARGES

If the Policy has not lapsed, we will, upon full surrender of the Policy within the first two Policy years, return a portion of the sales charges previously deducted from premiums paid in the first policy year. See Refund of Sales Charges, page 34.

TAX CONSIDERATIONS

Under current Federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the Policy must qualify as a life insurance contract. The tax code provides for two tests to qualify a Policy as a life insurance contract. The Owner irrevocably selects which of these tests will apply to the Policy in the application. After the Policy Date, the Policy will reflect the test chosen. See Life Insurance Definition, page 37.

Generally, under current Federal income tax law, Account Value earnings are not subject to income tax as long as they remain within the Policy. Loans, partial withdrawals, surrender, lapse, or an exchange of Insured may result in recognition of ordinary income for tax purposes and may result in penalties if the Policy is considered a Modified Endowment Contract as explained in Modified Endowment Contracts, page 19.

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Strategic Advantage                    12

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE GUARANTEED INTEREST DIVISION

SECURITY LIFE OF DENVER INSURANCE COMPANY

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929.
Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. As of the end of 1997, Security Life and its consolidated subsidiaries had over $XXX billion of life insurance in force. Our total assets exceeded $XX billion and our shareholder's equity exceeded $XXX million, on a generally accepted accounting principles basis as of December 31, 1997. We offer a complete line of life insurance and retirement products, including annuities, individual and group life, pension products, and market life reinsurance.

Security Life actively manages its General Account investment portfolio to meet long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk policy loans.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING") one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands, and has consolidated assets exceeding $XXX billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1997.

The principal underwriter and distributor for the Policies is ING America Equities, Inc. ("ING America Equities"), a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Denver, Colorado, 80203-5699.

SECURITY LIFE SEPARATE ACCOUNT L1

Security Life Separate Account L1 (the "Variable Account") was established on November 3, 1993, under the Insurance Law of the State of Colorado. It is a unit investment trust registered with the SEC under the Investment Company Act of 1940. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Security Life.

The Variable Account is a separate investment account of Security Life used to support our variable life insurance policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are kept separate from our General Account and any other separate accounts we may have. We may offer other variable life insurance contracts that will invest in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other securities which are not available to the Policy described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. In accordance with and under the provisions of Section 10-3-501(2) of the Colorado Revised Statutes, that portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we conduct. This means that, in the event Security Life were ever to become insolvent, the assets of the Variable Account are to be used first to pay Variable Account Policy claims. Only if assets remain in the Variable Account after those claims have been satisfied can those assets be used to pay other Policy Owners and creditors of Security Life.

The Variable Account, however, may be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable life Policies offered by the Variable Account. If the assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our General Account. If the assets in the Variable Account are insufficient to satisfy Variable Account Policy Owner claims, Section 10-3-541 provides that under certain circumstances the amount of those claims which is not satisfied is to be treated as Policy Owner claims against the general account assets of the insurance company.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of a Policy depends on the experience of the Portfolios designated. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies and may be available to certain pension accounts. They are not available directly to individual investors.

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Strategic Advantage                     13

Each of the Portfolios is a separate series of an open-end management investment company which receives investment advice from a registered investment adviser not otherwise affiliated with Security Life. The Neuberger & Berman Advisers Management Trust has organized its Portfolio to a master feeder structure. See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment objectives are described below. Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Security Life or each other, a practice known as "shared funding." They may also sell shares to separate accounts to serve as the underlying investment for both variable annuity and variable life insurance contracts, known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies in which Account Values are allocated to the Variable Account and of Owners of Policies in which account values are allocated to one or more other separate accounts investing in any one of the Portfolios.

Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, Security Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

MAXIMUM NUMBER OF INVESTMENT DIVISIONS

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to transfer to other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

For Policies issued before December 31, 1997, Owners may access a one-time opportunity to eliminate the policy investment history (for purposes of the 18-Fund limitation only); thus increasing their future investment options. However, this procedure may require restricted investment options for a short period of time and such policies may experience some servicing delays as a result of the removal of Policy history from the current administrative system.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

Each Portfolio has a different investment objective that it tries to achieve by following its investment strategy. The objectives and policies of each Portfolio will affect its return and its risks. A summary of the investment objectives is contained in the description of each Portfolio below. More detailed information may be found in the current prospectus for each Portfolio which must accompany this prospectus and should be read in conjunction with it.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end management investment company organized as of May 24, 1994, as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own Portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.L.C. as sub-adviser.

Limited Maturity Bond Portfolio -- seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity Bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average Portfolio duration may range up to four years.


Growth Portfolio -- seeks capital appreciation without regard to income and invests in small-, medium-, and large-, capitalization securities believed to have maximum potential for long-term capital appreciation. The
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Strategic Advantage                    14
  portfolio is managed using a growth-oriented investment approach. A growth-oriented approach seeks stocks of companies that are projected to grow at above-average rates.

Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price to earnings ratio, consistent cash flow, and the company's track record through all points of the market cycle. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade or comparable unrated securities.

THE ALGER AMERICAN FUND

The Alger American Fund is a registered investment company organized on April 6, 1988, as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc. which has been in the business of providing investment advisory services since 1964.

Alger American Small Capitalization Portfolio -- seeks to obtain long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of June 30, 1997, the range of market capitalization of the companies in the Russell Index was $13 million to $1.56 billion; the range of market capitalization of the companies in the S&P Index at that date was $35 million to $3.025 billion. The combined range was $13 million to $3.025 billion.

Alger American MidCap Growth Portfolio -- seeks long term capital appreciation.
  Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of June 30, 1997, the range of market capitalization of these companies was $100 million to $9.149 billion.

Alger American Growth Portfolio -- seeks to obtain long term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long term capital appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements. It may enter into futures contracts on securities indexes as well as purchase and sell call and put options on these futures. The Portfolio may borrow money for the purchase of additional securities, but only from banks. It may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981, and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs, with the exception of the VIP II Index 500 Portfolio which is sub-advised by BankersTrust Company. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio -- seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return

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Strategic Advantage                    15
  with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short term, fixed-income instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long term investment option.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of the five diversified investment Portfolios described below. INVESCO Funds Group, Inc., the Funds' investment adviser, is primarily responsible for providing the Portfolios with various administrative services and supervising the Fund's daily business affairs. INVESCO Distributors, Inc. ("IDI") provides distribution services for the INVESCO Variable Investment Funds, Inc. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of Portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of current income by investing substantially all of its assets in lower rated bonds and debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

INVESCO VIF Small Company Growth Fund -- seeks long term capital growth through the investment of 65% or more of its total assets in equity securities of companies with market capitalization of $1 billion or less at the time of purchase ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Assets Fund, Worldwide Real Estate Fund, Worldwide Emerging Markets Fund, and Worldwide Bond Fund.

Van Eck Worldwide Hard Assets Fund -- seeks long term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

Van Eck Worldwide Real Estate Fund -- seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Van Eck Worldwide Bond Fund -- seeks high total return through a flexible policy of investing globally, primarily in debt securities.

Van Eck Worldwide Emerging Markets Fund -- seeks long term capital appreciation by investing primarily in equity securities in emerging markets around the world. Peregrine Asset Management (Hong Kong) Limited

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Strategic Advantage                    16
  serves as sub-investment adviser to this Fund.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc. is a registered, open-end, series, management investment company. AIM Advisors, Inc., ("AIM") manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997. AIM was organized in 1976 and is a wholly owned subsidiary of AIM Management Group, Inc., an indirect subsidiary of AMVESCAP plc (formerly INVESCO plc).

AIM VI Capital Appreciation Portfolio -- seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings.

AIM VI Government Securities Portfolio -- seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

THE GUARANTEED INTEREST DIVISION

All or a portion of Net Premiums and transfers of Net Account Value may be made to the Guaranteed Interest Division. The Guaranteed Interest Division is part of our General Account and pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, the General Account, the Guaranteed Interest Division, and any interests therein are not generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities law relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see the Policy.

The amount in the Guaranteed Interest Division at any time is the sum of all Net Premiums allocated to that Division, all transfers to the Guaranteed Interest Division and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions from your Account Value allocated to the Guaranteed Interest Division.

Amounts may be accumulated in the Guaranteed Interest Division by: (i) allocating Net Premiums, (ii) transferring amounts from the Divisions of the Variable Account, (iii) earning interest on amounts in the Guaranteed Interest Division, and (iv) repaying a Policy Loan to release amounts from the Loan Division.

From time to time, we declare the interest rate that will apply to all amounts in the Guaranteed Interest Division. These interest rates will never be less than the minimum guaranteed interest rate of 3% and will be in effect for at least 12 months. The interest is credited as of each Valuation Date on the amount in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.


DETAILED INFORMATION ABOUT THE STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE
POLICY

This prospectus describes our standard Strategic Advantage Variable Universal Life Policy. There may be differences in the Policy because of state requirements where the Policy is issued. Any such differences will be defined in the Policy.

The illustrations beginning on page are intended to provide an idea of how the key financial elements of Strategic Advantage work. The illustrations show Premiums, Account Values, Cash Surrender Values and Death Benefits.

APPLYING FOR A POLICY

A Strategic Advantage Policy may be purchased by submitting an application to us. On the Policy Date, the Insured must be no older than Age 85. Before issuing a Policy or applying Net Premium to the Variable Account or the Guaranteed Interest Division, we require satisfactory evidence of insurability. This evidence may include a medical examination, completion of all underwriting requirements, and satisfaction of issue requirements.


The Policy Date is the date upon which the Policy is effective. The Policy Date is used to determine Policy years and Policy months regardless of when the Policy is delivered. In the case

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Strategic Advantage                    17
of certain payroll deduction plans or other automatic investment plans, the Policy Date may be different from the date the first premium payment is received. If the Policy Date is prior to the Investment Date, we will charge monthly deductions from the Policy Date.

The Investment Date is the date we allocate funds to the Policy. We will allocate the initial Net Premium to the Policy on the next Valuation Date following the date: (i) we receive the Initial Premium; and (ii) we approve the Policy for issue; and (iii) all issue requirements have been met and received in our Customer Service Center.

The Policy is generally available with a minimum Stated Death Benefit of $50,000; however, we may reduce this amount for certain group or sponsored arrangements if the average Stated Death Benefit at issuance for the group or sponsored arrangement is at least $50,000. The maximum Stated Death Benefit will be limited by our underwriting and reinsurance procedures in effect at the time of application.

TEMPORARY INSURANCE

If a premium payment in an amount not less than the Scheduled Premium is received with the application and there has been no material misrepresentation in the application, temporary insurance equal to the applied-for face amount up to a maximum amount as described in the binding limited life insurance coverage form will be in force. Coverage will begin when the binding limited life insurance coverage form has been completed and signed, a premium has been accepted by us, and Part I of the application has been completed. Binding limited life insurance coverage will end on the earliest of the date: (i) premiums are returned; (ii) five days after notice of termination is mailed to the Owner's address on the application; (iii) coverage starts under the Policy resulting from the application; (iv) a Policy resulting from the application is refused by us; or (v) 90 days after the date the binding limited life insurance coverage form is signed.

In no event will a death benefit be provided under the temporary insurance agreement if there was a material misrepresentation in the answers in the binding limited life insurance coverage form or in the application, a proposed Insured dies by suicide or intentional self-inflicted injury, or the premium check is not honored.

PREMIUMS

The amount and frequency of premium payments are flexible, within the limits described below.

SCHEDULED PREMIUMS

Even though premium amounts are flexible, the Schedule pages of the Policy will show a "Scheduled Premium." The Scheduled Premium may be chosen by the Owner, within our limits, when application for the Policy is made. The Scheduled Premium is the amount which is to be paid over a specified period of time and may not be sufficient to keep the Policy in force. The Owner may receive premium reminder notices for the Scheduled Premium on a quarterly, semiannual, or annual basis.

Alternatively, the premiums, other than the first one, may be paid via Electronic Funds Transfer each month. The financial institution making the Electronic Funds Transfer may impose a charge for this service.

The Owner is not required to pay the Scheduled Premium, and it may be changed at any time subject to the minimum and maximum limits we set. If one of the Guaranteed Minimum Death Benefit provisions has been chosen, the Scheduled Premium should not be less than the amount required to maintain the Guarantee Period.

UNSCHEDULED PREMIUM PAYMENTS

Generally, unscheduled premium payments may be made at any time. We reserve the right to limit the amount of unscheduled premiums if the payment would result in an increase in the amount of the Base Death Benefit required by the Federal income tax law definition of life insurance, or to require suitable evidence of the insurability of the Insured at the time of the unscheduled premium payment. Evidence of insurability may also be required if the net amount at risk is increased as a result of an unscheduled premium payment. Premiums may also be limited if the Guideline Premium/Cash Value Corridor Test is chosen to comply with the Federal income tax law definition of life insurance. We will return premium payments which exceed the "seven-pay" limit for the Policy if we determine the payment would cause the Policy to immediately become a Modified Endowment Contract. After the Owner has signed a form acknowledging that the Owner understands the Policy will be a Modified Endowment Contract, we will accept the excess premium payments. See Modified Endowment Contracts, page and Changes to Comply with Law, page 40.

If a Policy Loan is outstanding, any payment which is not a Scheduled Premium payment received before the Maturity Date is considered a loan repayment, unless otherwise indicated. Applicable tax and sales charges which are taken from any premium payment are not deducted from a loan repayment.

MINIMUM ANNUAL PREMIUM

The Minimum Annual Premium must be paid during the first

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Strategic Advantage                    18
three Policy years to meet the requirements for the three year Special Continuation Period. We determine the Minimum Annual Premium based on the Age, sex and Premium Class of the Insured, the Stated Death Benefit of the Policy, and any additional benefits selected. We may reduce the Minimum Annual Premium for certain group or sponsored arrangements. The Minimum Annual Premium is shown in the Schedule pages of the Policy.

SPECIAL CONTINUATION PERIOD

The Policy is guaranteed not to lapse, regardless of its Net Account Value if, on each Monthly Processing Date during the first three Policy years, all premiums paid, less the sum of Partial Withdrawals and Policy Loans taken, including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting with the first Policy month through and including the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. See Lapse, page 30.

If during the first three Policy years, any charges are not deducted so as to keep the policy from lapsing under the Special Continuation Period, these charges are not permanently waived. At the end of the special continuation period, the aggregate amount of the charges previously not deducted will be due and deducted at the beginning of Policy year four.

PREMIUM PAYMENTS AFFECT THE COVERAGE

If premium payments are discontinued, either temporarily or permanently, the Policy will continue in effect until the Net Account Value can no longer cover the monthly deductions for the benefits selected. At that time, the Policy will lapse. See Lapse, page 30. If the Minimum Annual Premium requirements are satisfied, the Policy is guaranteed not to lapse during the first three Policy years, regardless of its Net Account Value. See Special Continuation Period, page 19. If one of the Guaranteed Minimum Death Benefit provisions has been elected, the Stated Death Benefit portion of the Policy will remain in effect until the end of the Guarantee Period as long as the conditions of the guarantee are met. See Guaranteed Minimum Death Benefit Provision, page 22.

CHOICE OF DEFINITIONAL TESTS

When applying for the Policy, the Owner will irrevocably choose which of the two tests for compliance with the Federal income tax law definition of life insurance will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See Life Insurance Definition, page 37. If the Guideline Premium/Cash Value Corridor Test is chosen, the allowable premium payments relative to the Policy death benefit will be limited.

CHOICE OF GUARANTEED MINIMUM DEATH BENEFIT PROVISIONS

The Owner will also have the opportunity to choose from one of two Guaranteed Minimum Death Benefit provisions, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. These provisions require premium payment levels (the Guarantee Period Annual Premium) which are higher than the Minimum Annual Premium and an extra charge will be deducted from the Account Value each month during the Guarantee Period. In addition, the Net Account Value of the Policy must remain diversified according to our requirements. See Guaranteed Minimum Death Benefit Provision, page 22.

The Guarantee Period Annual Premium depends on which of the two Guarantee Periods is chosen, as well as the Stated Death Benefit of the Policy, the Insured's Age, sex, and Premium Class, the death benefit option chosen, and Rider coverage. For Policies with no other Rider coverage, the Guarantee Period Annual Premium for the Lifetime Guarantee Period will be equal to the guideline annual premium determined in accordance with the Federal income tax law definition of life insurance. The Guarantee Period Annual Premium for the Ten Year/Age 65 Guarantee Period will be less than the guideline annual premium. Adding additional benefits to the Policy will increase the Guarantee Period Annual Premium above those indicated above.

Policy Owners should consider the Guaranteed Minimum Death Benefit provision when setting the Scheduled Premium.

MODIFIED ENDOWMENT CONTRACTS

Federal income tax law provides special rules for the income taxation of distributions from life insurance policies which are defined as "Modified Endowment Contracts." These rules apply to distributions such as Policy Loans, surrenders and Partial Withdrawals. The application of these rules depends upon whether premiums have been paid which exceed a defined "seven-pay" limit. See Modified Endowment Contracts, page 38.

If we determine that the Scheduled Premium will cause the Policy to be a Modified Endowment Contract on the Policy Date, we will issue the Policy based on the Scheduled Premium selected, but we will require the Owner to sign a

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Strategic Advantage                    19
form acknowledging that the Policy is a Modified Endowment Contract. Alternatively, the Scheduled Premium may be reduced to a level which will not cause the Policy to become a Modified Endowment Contract, and we will issue the Policy based on the revised Scheduled Premium.

ALLOCATION OF NET PREMIUMS

The balance after certain premium-based charges are deducted from each premium is called the Net Premium. The Net Premium is added to the Account Value according to the Owner's instructions. Net Premium amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. During the Delivery and Free Look Periods, Net Premiums allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio. At the end of the Delivery and Free Look Periods, this portion of the Account Value will automatically be allocated according to the most recent premium allocation instructions.

Thereafter, Net Premiums received will be allocated upon receipt according to the most recent instructions. Allocation percentages must be in whole numbers, with the sum for all Divisions equaling 100%. Premium allocation instructions may be changed up to five times per Policy year without charge. More than five Premium allocation changes in a Policy year will be subject to a $25 charge for each additional change.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

DEATH BENEFITS

Strategic Advantage offers the flexibility to determine the amount of insurance coverage needed, both now and in the future. It does this by combining the long-term advantages of permanent life insurance coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available in this single Policy, Strategic Advantage.

When a Policy is issued, an initial amount of insurance coverage is determined according to the application instructions. The death benefit initially consists of a Stated Death Benefit and, if desired, an additional amount of insurance coverage which is added by Adjustable Term Insurance Rider. The Stated Death Benefit is the long-term element of the Policy; the Adjustable Term Insurance Rider is the term insurance element of the Policy.

The Adjustable Term Insurance Rider provides term insurance coverage which adjusts automatically to fill the difference between the Target Death Benefit chosen and the Base Death Benefit. The Adjustable Term Insurance Rider does not have an externally defined premium and thus no sales charge applies. The cost is included in the monthly cost of insurance charges discussed below. See Adjustable Term Insurance Rider, page 24.

As described below, the Base Death Benefit may vary from the Stated Death Benefit. This may result from choice of death benefit option, increases to comply with the Federal income tax law definition of life insurance, changes in the death benefit option, partial withdrawals, requested increases and decreases, or when a transaction on the Policy causes the Base Death Benefit to change.

As long as the Policy remains in force, we will pay an amount equal to the Death Proceeds to the Beneficiary of this Policy when the Insured dies. The Death Proceeds will consist of the Base Death Benefit as of the date of the Insured's death, reduced by any outstanding Policy Loan and accrued loan interest (and, if in the grace period or three year Special Continuation Period, further reduced by any unpaid charges incurred prior to the date of the Insured's death). The Death Proceeds will include any amount provided by Rider on the Insured.

DEATH BENEFIT OPTIONS

The Owner may choose from three death benefit options if the Policy was delivered on or before December 31, 1997, or two death benefit options (Option 1 or Option 2) if delivered thereafter. These options may result in a Base Death Benefit under the Policy which exceeds the Stated Death Benefit. The death benefit option may be changed on any Policy anniversary. See Changes In Death Benefit Option, page 21.

Under Option 1, the Base Death Benefit is the greater of:

  (a) the Stated Death Benefit on the date of the Insured's death; or

  (b) the Account Value on the date of the Insured's death

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Strategic Advantage                    20
      multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Under Option 2, the Base Death Benefit is the greater of:

  (a) the Stated Death Benefit plus the Account Value on the date of the Insured's death; or

  (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Owners who prefer to have insurance coverage that does not vary in amount, and lower cost of insurance charges, should choose Option 1. Owners who prefer to have any favorable investment experience reflected in increased insurance coverage should choose Option 2.

If the policy was delivered on or before December 31, 1997, the Owner may choose Option 3.

Under Option 3, the Base Death Benefit is the greater of:

  (a) the Stated Death Benefit of the Policy plus the sum of all premiums paid minus the Partial Withdrawals taken under the Policy; or

  (b) the Account Value on the date of the insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Therefore, the Base Death Benefit generally will increase as premiums are paid and decrease as Partial Withdrawals are taken. In no event will the Base Death Benefit be less than the Stated Death Benefit.

Federal income tax law requires the death benefit to be at least as great as the Account Value times a factor which is defined in the law. The factors are determined based upon the Insured's Age and possibly Premium Class and sex at any point in time as well as by the test for compliance selected in the original Policy application. See Life Insurance Definition, page 37.

If necessary, we will adjust the Policy to continue to qualify as life insurance under the applicable provisions of the Federal income tax laws in existence at the time the Policy was issued.

CHANGES IN DEATH BENEFIT OPTION

A change in death benefit option may be requested at least 30 days prior to a Policy anniversary. The change will be effective as of the Policy anniversary on or following the date we approve the request. After the request is approved, we will send a new policy Schedule page which should be attached to the Policy. We may ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule. The death benefit option change applies to the entire Stated Death Benefit.

We may not allow a change that would reduce the Stated Death Benefit below the minimum we require to issue this Policy. After the effective date of the change, the Stated Death Benefit will be changed according to the following table:

  Changes which involve Option 3 are available on policies delivered on or before December 31, 1997. The death benefit option change applies to the entire Stated Death Benefit. For us to approve a change in the death benefit option from Option 1 to Option 2, or from Option 1 to Option 3, evidence that the Insured is insurable according to our normal rules of underwriting for that class of policy must be submitted to us.

OPTION         CHANGE    STATED DEATH BENEFIT
FROM           TO        FOLLOWING CHANGE EQUALS:

Option 1       Option 2  Stated Death Benefit prior to change minus the Account
                         Value as of the effective date of the change.

Option 2       Option 1  Stated Death Benefit prior to change plus the Account
                         Value as of the effective date of the change.

Option 1       Option 3  Stated Death Benefit prior to change minus (i) the sum of the premiums paid, plus (ii) Partial Withdrawals taken as of the effective date of the change.

Option 3       Option 1  Stated Death Benefit prior to change plus (i) the sum of the premiums paid, minus (ii) Partial Withdrawals taken as of the effective date of the change.

Option 2       Option 3  Stated Death Benefit prior to change plus (i) the
                         Account Value as of the effective date of the change, minus (ii) the sum of the premiums paid minus Partial

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Strategic Advantage                    21

                         Withdrawals taken as of the effective date of the change.

Option 3  Option 2       Stated Death Benefit prior to change plus (i) the sum
                         of the premiums paid minus Partial Withdrawals taken as of the effective date of the change, minus (ii) the Account Value as of the effective date of the change.

For purposes of a death benefit option change, the Account Value will be allocated to each Segment in the same proportion that the Segment bears to the Stated Death Benefit. See Changes in Death Benefit Amounts, page 22.

We do not adjust the Target Premium when this type of change is made. See Sales Charges, page 31. These increases and decreases in Stated Death Benefit are made so that the amount of the Base Death Benefit remains the same on the date of the change. When the Base Death Benefit remains the same, there is no immediate change in the Net Amount at Risk, which is the amount on which our cost of insurance charges are based. See Cost of Insurance Charges, page 32. In addition, there will be no change to the amount of term insurance if an Adjustable Term Insurance Rider has been added.

CHANGES IN DEATH BENEFIT AMOUNTS

While the Policy is in force, its Target or Stated Death Benefit may be increased prior to the Policy anniversary on which the Insured is Age 86. The Stated Death Benefit may be decreased if the request occurs after the first Policy anniversary.

An increase or a decrease in the death benefit of the Policy may be requested by the Owner. This request will be effective as of the next monthly processing date which is at least five days after the request is received by our Customer Service Center unless there are underwriting or other requirements. Any change in coverage may not be for an amount less than $1,000.

After the request is approved, we will send a new Schedule which will include the Stated Death Benefit, the benefit under any Riders, if applicable, the guaranteed cost of insurance rates, and the new guideline annual premium. This notice should be attached to the Policy. We may ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.

In some cases, we may not approve a requested change because it would disqualify the Policy as life insurance under applicable Federal income tax law. If we do not approve a change, we will provide notification of our decision about making the change. See Tax Considerations, page 37.

Decreases in the death benefit generally may not decrease the Stated Death Benefit below the minimum we require to issue this Policy. There may be tax consequences to the decrease. See Life Insurance Definition, page 37, and Modified Endowment Contracts, page 38.

Requested reductions in the death benefit or an option change that causes a reduction will first be applied to reduce the Target Death Benefit. The Stated Death Benefit will be decreased only after Adjustable Term Insurance Rider coverage has been reduced to zero. If more than one Segment exists, any subsequent reduction in Stated Death Benefit will be allocated among Segments in the same proportion each segment bears to the total Stated Death Benefit prior to the reduction unless required differently by state law.

Satisfactory evidence that the Insured is still insurable must be provided when the death benefit is increased.

Unless otherwise indicated, any request for an increase to the Target Death Benefit will be assumed to also be a request for an increase to the Stated Death Benefit so that the amount of the Adjustable Term Insurance Rider, if it is included with the Policy at the time of the increase, will not change. The Target Death Benefit may be changed only once each year.

A requested increase in the Stated Death Benefit will create a new Segment. Increases in Stated Death Benefit resulting from death benefit option changes do not create new Segments, rather, they merely increase the size of the existing Segment(s). As discussed below, once created, a new Segment can never be eliminated unless required differently by state law.

If an increase creates a new Segment, premiums paid after the increase will be allocated to the original and new Segments in the same proportion that the guideline annual premiums defined by the Federal income tax laws for each Segment bear to the sum of the guideline annual premiums for all Segments. The guideline annual premiums will be shown in the Schedule for each coverage segment. Net Amount at Risk will be allocated to each Segment in the same proportion that the Segment bears to the total stated Death Benefit.

GUARANTEED MINIMUM DEATH BENEFIT PROVISION

Generally, the length of time the Policy remains in force depends on the Net Account Value of the Policy. Because the charges that maintain the Policy are deducted monthly from the Account Value, coverage will last as long as the Net Account Value is sufficient to pay these charges. The investment experience of amounts in the Divisions of the

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Strategic Advantage                    22

Variable Account and the interest earned in the Guaranteed Interest Division will affect the Account Value and, as a result, the length of time the Policy remains in force without the payment of additional premiums.

When applying for the Policy, one of two Guaranteed Minimum Death Benefit provisions may be chosen, which may extend the period that the Policy's Stated Death Benefit will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. The two options vary primarily by the length of time which they cover, the Guarantee Period. The first option has a Guarantee Period of ten Policy years or to the Insured's Age 65, whichever is later. It protects the Stated Death Benefit of the Policy for a limited number of Policy years. The second option has a Lifetime Guarantee Period. It protects the Insured's Stated Death Benefit for the earlier of as long as the Policy is in force or until the Maturity Date. See Choice of Guaranteed Minimum Death Benefit Provisions, page 19.

However, the Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other Riders. Therefore, if the Net Account Value is insufficient to pay all of the deductions as they come due, only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force, any attached Riders will lapse. See Lapse, page 30.

The Guaranteed Minimum Death Benefit provision is not available in some states.

REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

The Guaranteed Minimum Death Benefit provision requires a premium payment level, the Guarantee Period Annual Premium, that is higher than the Minimum Annual Premium. The Guarantee Period Annual Premium will be listed in the Schedule of the Policy. If the Policy benefits are increased, the Guarantee Period Annual Premium will also be increased. The Guarantee Period Monthly Premium is one twelfth of the Guarantee Period Annual Premium.

Although the required Guarantee Period Annual Premium level is different for the two Guarantee Periods, the mechanics of the Guaranteed Minimum Death Benefit provision is similar. As of each Monthly Processing Date we will perform a test to see if sufficient premiums have been paid to keep the guarantee in place. If
(i) the actual premiums paid, minus the amount of any Partial Withdrawals and any Policy Loan and accrued loan interest, equals or exceeds (ii) the sum of the Guarantee Period Monthly Premiums for each Policy Month starting with the first Policy Month to and including the Policy Month that begins on the current Monthly Processing Date, the Guarantee Period will remain in effect regardless of the investment experience of the Divisions of the Variable Account. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will terminate.

The Guarantee Period will also be terminated if the Net Account Value on any Monthly Processing Date is not diversified according to the following rules:

  i) No more than 35% of the Net Account Value may be invested in any one Division, and

  ii)  The Net Account Value must be invested in at least five Divisions.

These diversification requirements will be satisfied if the Automatic Rebalancing Feature has been elected and conditions i) and ii) above are met. The Policy will also be deemed to satisfy the requirements for diversification if Dollar Cost Averaging is elected and the resulting transfers are directed into at least four other Divisions with no more than 35% of any transfer directed to any one Division. See Dollar Cost Averaging, page 27, and Automatic Rebalancing, page 27.

Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

There is a charge for the Guaranteed Minimum Death Benefit. See Guaranteed Minimum Death Benefit Charge, page 33. This charge will end at the conclusion of the Ten Year/Age 65 Guarantee Period if that option has been chosen, and it will end for either option if the Guaranteed Minimum Death Benefit provision is terminated.

ADDITIONAL BENEFITS

The Policy may include additional benefits, which are attached to the Policy by Rider. A charge will be deducted monthly from the Account Value for each additional benefit chosen. These benefits may be canceled by the Owner at any time. See Modified Endowment Contracts, page 38, for information on the tax effect of adding or canceling these benefits. More details will be included in the Policy if any of these benefits are chosen.

From time to time we may make available Riders other than those listed below. Contact a Registered Representative for a complete list of the Riders available.

Certain Riders may not be available for all Policies.

ACCIDENTAL DEATH BENEFIT RIDER

This benefit is not available for Policies issued on or after

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Strategic Advantage                     23

May 1, 1998. This Rider will pay the benefit amount selected by the Owner if the Insured dies as a result of an accident or if the Insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the Insured's Age 70.

ADJUSTABLE TERM INSURANCE RIDER

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, a Schedule of death benefits called the Target Death Benefit is specified at levels to meet the Owner's projected needs in the future. The Target Death Benefit may be scheduled to vary as often as each Policy year. The Target Death Benefit will be listed in the Schedule.

Subject to our rules, the Target Death Benefit Schedule may be changed after issue. See Changes In Death Benefit Amounts, page 22.

If at any time you cancel a scheduled change or ask for an unscheduled decrease to your Target Death Benefit, we may deny any future scheduled increases to the Target Death Benefit.

The amount of Adjustable Term Insurance Rider in force at any time is the amount needed to fill the difference between the Target Death Benefit specified in the Schedule and the Base Death Benefit in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit resulting from compliance with the Federal income tax law definition of life insurance test chosen.

For example, assume the Base Death Benefit increases due to the Federal income tax law definition of life insurance. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:


Base Death    Target Death     Adjustable Term
Benefit         Benefit     Insurance Rider Amount
------------  ------------  ----------------------

 201,500           250,000          48,500
 202,500           250,000          47,500
 202,250           250,000          47,750


Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Adjustable Term Insurance Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit due to the definition of life insurance requirements. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.)

Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Partial Withdrawals and base decreases may reduce the amount of the Target Death Benefit. See Partial Withdrawals, page 29.

We generally restrict the amount of the Target Death Benefit to an amount not more than ten times the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $1,000,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no externally defined premium and no tax or sales charges for the coverage. Instead, a cost of insurance charge is deducted monthly from the Account Value for the Adjustable Term Insurance Rider amount in effect. The cost of insurance charge may be lower than the rates applicable to the Base Death Benefit in the early Policy years, and may be higher in the later Policy years. See Cost of Insurance Charges, page 32.

ADDITIONAL INSURED RIDER

This benefit is not available for policies issued on or after May 1, 1998. This Rider provides for death benefits upon the death of immediate family members of the Insured. A maximum of nine Additional Insured Riders may be added to the Policy. The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined equals five times the Stated Death Benefit of the Policy.

GUARANTEED INSURABILITY RIDER

This benefit is not available for policies issued on or after May 1, 1998. This Rider will allow the Owner to increase the Stated Death Benefit of the Policy without providing us with evidence that the Insured remains insurable.
Increases are limited in amount and timing.

RIGHT TO CHANGE INSURED RIDER

This Rider allows the Owner to change the person insured under the Policy. A change of the Insured may have Federal income tax consequences. If a change of Insured occurs, the cost of insurance charges in the future may change but the Account Value will remain unchanged as of the change date.

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Strategic Advantage                    24

There is no charge for this Rider.

WAIVER OF COST OF INSURANCE RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Account Value. If this Rider is added to the Policy, Waiver of Specified Premium Rider may not be added.

WAIVER OF SPECIFIED PREMIUM RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium amount will be credited monthly to the Policy. The amount of premium to be credited, within limits, is the amount specified in the application. If this Rider is added to the Policy, the Waiver of Cost of Insurance Rider may not be added.

BENEFITS AT MATURITY

If the Insured is still living on the Maturity Date, we will pay the Net Account Value to the Policy Owner. The Net Account Value is the Account Value reduced by any outstanding Policy Loan and accrued loan interest. The Policy will then end. The Maturity Date is the Policy anniversary date on which the Insured attains Age 100.

POLICY VALUES

ACCOUNT VALUE

The amount of the Account Value is the sum of the amounts in the Guaranteed Interest Division, in the various Divisions of the Variable Account, and the Loan Division. The Account Value therefore reflects all premiums paid, charges made, Policy Loans and Partial Withdrawals taken, investment experience of the Variable Account, and earnings accrued in the Guaranteed Interest and Loan Divisions.

CASH SURRENDER VALUE

The Cash Surrender Value of the Policy equals the Account Value plus any refund of sales charges which may be due.

NET CASH SURRENDER VALUE

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loans and accrued loan interest.

NET ACCOUNT VALUE

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loans and accrued loan interest.

DETERMINING THE VALUE OF AMOUNTS IN THE DIVISIONS OF THE VARIABLE ACCOUNT

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited in that Division to the Policy. Each Division of the Variable Account will have different Accumulation Unit Values.

Accumulation Units of a Division are purchased whenever premiums or transfer amounts are allocated to that Division (including transfers from the Loan Division). Accumulation Units are redeemed when Partial Withdrawals are taken or amounts are transferred from a Division of the Variable Account (including transfers to the Loan Division) and to pay the death benefit when the Insured dies. We also redeem Accumulation Units for the monthly deductions from the Account Value and Policy transaction charges, if any.

The number of Accumulation Units purchased or redeemed in a Division of the Variable Account as of any Valuation Date is calculated by dividing the dollar amount of the transaction by the Division's Accumulation Unit Value calculated after the close of business that day. The Accumulation Unit Value of each Division fluctuates with the investment experience of the corresponding Portfolio and reflects the investment income, realized and unrealized capital gains and losses, and expenses of the Portfolio. The Accumulation Unit Values also reflect the mortality and expense risk charges we make each day to the Variable Account. See How We Calculate Accumulation Unit Values for Each Division, page 26.

Transactions are processed as of the Transaction Date. The Transaction Date is the date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date, the Transaction Date will be the next succeeding Valuation Date.

Monthly deductions against the Account Value are made as of the Monthly Processing Date. Transaction charges are made as of the Transaction Date.

The value of any amount allocated to a Division of our

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Strategic Advantage                     25

Variable Account will go up or down depending on the investment experience of that Division. For amounts allocated to the Divisions of the Variable Account, there is no guaranteed minimum cash value.

HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION

We determine Accumulation Unit Values for the Divisions of the Variable Account as of each Valuation Date. All Policy transactions are performed as of a Valuation Date.

The Accumulation Unit Value for each Division will generally be set at $10 on the first Valuation Date that there are Policy transactions in that Division of the Variable Account. After that, the Accumulation Unit Value as of any Valuation Date is equal to the Accumulation Unit Value for the preceding Valuation Date multiplied by the Accumulation Experience Factor for that Division for the Valuation Period.

We calculate an Accumulation Experience Factor for each Division every Valuation Date as follows:

  1. We take the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the managers of the Portfolio.

  2. We add any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. We subtract from this amount a charge for taxes, if any.

  3. We divide the resulting amount by the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business on the preceding Valuation Date. This new amount represents the gross experience factor per Accumulation Unit, before reduction for the expenses of the Variable Account.

  4. We subtract a charge for the mortality and expense risk assumed by us under the Policy. The daily charge is .002055% of the Accumulation Unit Value, which is equivalent to an annual rate of .75% of the Accumulation Unit Value. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

The result is the Accumulation Experience Factor for the Valuation Period.

TRANSFERS OF ACCOUNT VALUES

After the Free Look Period ends, up to 12 transfers among the Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There is no limit on the number of transfers that may be made, but we charge a fee of $25 for each additional transfer after the first 12. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge.

Transfer requests should be made in writing to our Customer Service Center. The transfer will take effect as of the Valuation Date we receive the request. The minimum amount we will transfer on any date is $100. This minimum need not come from any one Division or be transferred to any one Division as long as the total amount requested to be transferred equals at least the minimum. However, we will transfer the entire amount in any Division of the Variable Account from which a transfer is requested, if the amount remaining in that Division is less than $100.

We reserve the right to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or we may place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish their ability to provide maximum investment return to all Owners.

Transfers from the Guaranteed Interest Division may be made only as follows. Once during the first 30 days of each Policy year, the Owner may transfer amounts from the Guaranteed Interest Division. Transfer requests received within 30 days prior to the Policy anniversary will be deemed to occur as of the Policy anniversary. Transfer requests received on the Policy anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed.

Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited to the greatest of (i) 25% of the balance in the Guaranteed Interest Division at the time of the first transfer or withdrawal in a Policy year, (ii) the sum of any amounts transferred and withdrawn from the Guaranteed Interest Division in the prior Policy year or, (iii) $100.


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Strategic Advantage                     26

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 14.

If telephone privileges have been elected in an application or written notice has been sent to our Customer Service Center requesting this privilege, transfers may be made by telephoning our Customer Service Center. See Telephone Privileges, page 44.

DOLLAR COST AVERAGING

We offer a feature called Dollar Cost Averaging to Owners who have at least $10,000 of Account Value invested in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio. The main objective of Dollar Cost Averaging is to protect Policy values from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each period, more units are purchased in a Division if the value per unit is low, and fewer units are purchased if the value per unit is high. This plan of allocating Policy values reduces the risk of investing too much when the price of a Portfolio's shares is high and too little when the price of a Portfolio's shares is low. However, participation in Dollar Cost Averaging does not assure a profit nor does it protect against a loss in a declining market.

With Dollar Cost Averaging, a designated dollar amount or a percentage of the Account Value of the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio will be transferred automatically each period from the selected Division to one or more other Divisions of the Variable Account. Dollar Cost Averaging transfers may not be made to or from the Guaranteed Interest Division. Any transfers that are a result of the Dollar Cost Averaging feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. There is no charge for this feature.

Dollar Cost Averaging allocations may be designated as dollar amounts or as whole percentages. The minimum percentage that may be transferred to any one Division is 1% of the total amount transferred to all selected Divisions. The transfer amount under Dollar Cost Averaging may be no less than $100.

The first Dollar Cost Averaging date may be specified by the Owner, but must be at least five days after our receipt of the request for Dollar Cost Averaging. In no event will Dollar Cost Averaging begin before the end of the Delivery plus Free Look Periods. Dollar Cost Averaging may occur monthly, quarterly, semi-annually, or annually as requested by the Owner. Unless specified otherwise, Dollar Cost Averaging will take place monthly, on the Monthly Processing
Date.

If, on any Dollar Cost Averaging date, the amount in the Division from which transfers are to be made is equal to or less than the amount to be transferred, the entire remaining amount will be transferred, and Dollar Cost Averaging will end. Changes to the Dollar Cost Averaging program may be made once each Policy year or Dollar Cost Averaging may be canceled completely by sending satisfactory notice to our Customer Service Center at least five days before the next Dollar Cost Averaging date. If telephone privileges are in effect, changes to the Dollar Cost Averaging program can be made by telephoning our Customer Service Center. See Telephone Privileges, page 44.

A date for Dollar Cost Averaging to terminate may be specified by the Owner. Termination also may occur when the balance remaining in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio reaches a specified dollar amount.

A Dollar Cost Averaging Program and an Automatic Rebalancing Program may run at the same time.

AUTOMATIC REBALANCING

The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing Account Values and for simplifying the process of asset allocation over time.

The Automatic Rebalancing feature may be elected with the application or at any subsequent time by completing the appropriate form. Automatic Rebalancing matches Account Value allocations over time to the allocation percentages set by the Owner. During the operation of the Automatic Rebalancing feature, transfers among the Divisions may occur monthly, quarterly, semi-annually, or annually on a date specified by the Owner. Unless specified otherwise, Automatic Rebalancing will take place on the last Valuation Date of each calendar quarter.

Automatic Rebalancing allocations may be specified for all or some of the Divisions in which the Account Value is invested. If this feature is elected we will transfer amounts among the Divisions so that, after the transfers, the ratio of the Account Value in each Division to the total Account Value of all Divisions included in Automatic Rebalancing matches the automatic rebalancing allocation percentage for that Division. This will rebalance the amounts in Divisions that do not match the Automatic Rebalancing allocation percentages, which could result, for example, from Divisions which outperform the other Divisions for that time period.

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Strategic Advantage                    27

If Automatic Rebalancing is elected with the Policy application, the first transfer will occur on the date specified by the Owner, following the end of the Delivery and Free Look Periods. If this feature is elected after the Policy Date, the first transfer will be processed as of the date requested by the Owner which must be at least five days after receipt at our Customer Service Center or, if no date is specified, the last Valuation Date of the calendar quarter after we receive notification at our Customer Service Center and the Delivery and Free Look Periods have ended.

The allocation percentages for Automatic Rebalancing may be changed at any time and the Account Value will be reallocated as of the Valuation Date that we receive the allocation instructions at our Customer Service Center. Any reduction in the allocation to the Guaranteed Interest Division, however, will be considered a transfer from the Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Transfers of Account Values on page 26. If we receive an Automatic Rebalancing request which is in conflict with these provisions, we will ask for revised instructions.

The Owner may terminate the Automatic Rebalancing feature at any time, as long as we receive notice of the termination at least five days prior to the next Automatic Rebalancing. If the Guarantee Period is in effect and the Automatic Rebalancing feature is terminated, diversification of the Net Account Value still must be maintained for the Guarantee Period to continue. If the Automatic Rebalancing feature is active, the Guarantee Period is in effect, and a request is received for an allocation which does not meet the diversification requirements to maintain the Guarantee Period, we will notify the Owner that the allocation must be changed. See Guaranteed Minimum Death Benefit Provision, page 22.

Any transfers that are a result of the Automatic Rebalancing feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. We will charge a fee of $25 each time the Automatic Rebalancing allocation is changed more than five times per Policy year. Otherwise there is no charge for this feature.

An Automatic Rebalancing program may be run simultaneously with a Dollar Cost Averaging program.

POLICY LOANS

At any time after the first Policy anniversary, or as otherwise required by law, the Owner may borrow against the Policy by using it as security for a loan. The amount borrowed is called a Policy Loan. Unless otherwise required by state law, any new Policy Loan must be at least $100. The maximum amount which can be borrowed as of any Valuation Date equals the Net Account Value less monthly deductions to the next Policy Anniversary. Maximum loan amounts may be different if required by state law. A Policy Loan may be requested by contacting our Customer Service Center.

Loan interest charges on a Policy Loan accrue daily at a annual interest rate of 3.75%. Interest is due in arrears on each Policy anniversary. If the interest is not paid when it is due, it will be added to the Policy Loan as of the Policy anniversary.

When an additional loan is requested, the amount taken will be added to the outstanding Policy Loan so only one loan is outstanding at any time. A Policy Loan may be fully or partially repaid at any time while the Policy is in force. Unless otherwise indicated, we will assume that any payments, other than Scheduled Premiums, constitute Policy Loan repayments and not premiums.

When a Policy Loan is taken, or if the loan interest is not paid on the Policy anniversary, an amount equal to the Policy Loan amount or interest due is transferred from the Divisions of the Variable Account and the Guaranteed Interest Division to the Loan Division to secure the loan. The Loan Division is part of our General Account, separate from the Guaranteed Interest Division. When transfers are made to the Loan Division, sufficient units of the Variable Account Divisions are redeemed to cover the amount of the loan taken from the Variable Account. We will deduct the amount transferred from each Division in the same proportion that the Account Value in that Division bears to the Net Account Value immediately prior to the loan transaction otherwise specified by the Owner. The amounts in each Division will be determined as of the Valuation Date we receive the request for a loan. The Loan Division is credited at an annual rate of 3% in all Policy years.

The amount of interest credited to the Loan Division for the Policy year will be transferred from the Loan Division on each Policy anniversary. When a loan repayment is made, an amount equal to the payment is transferred from the Loan Division. Amounts transferred from the Loan Division will be allocated to the Divisions of the Variable Account and the Guaranteed Interest Division based on the current premium allocation instructions unless a different allocation is requested.

A Loan against the Policy will have a permanent effect on the Account Value and, therefore, on the benefits under this Policy, even if the Loan is repaid. When borrowing against the Policy, an amount equal to the Policy Loan is transferred to the Loan Division where it earns a guaranteed rate of interest. Premiums or transfer amounts may not be allocated to the Loan Division other than by borrowing additional

--------------------------------------------------------------------------------
Strategic Advantage                    28
amounts. If not repaid, the Policy Loan and accrued loan interest will be deducted from the amount of the Death Proceeds paid or the Cash Surrender Value paid on surrender. It also may have an effect on the Guarantee Period and on the length of time the Policy remains in force, since in many cases the Policy will lapse when the Account Value minus Policy Loans and accrued loan interest is insufficient to cover the monthly deductions.

If telephone privileges have been elected, a Policy Loan may be requested by telephoning our Customer Service Center. Any telephone request for a Policy Loan must be for an amount less than $25,000. See Telephone Privileges, page 44.

Loans may have adverse tax consequences. See Modified Endowment Contracts, page 38.

PARTIAL WITHDRAWALS

A Partial Withdrawal may be requested on any Monthly Processing Date after the first Policy anniversary by contacting our Customer Service Center. One Partial Withdrawal is allowed each Policy year.

The minimum Partial Withdrawal is $100. The maximum Partial Withdrawal is the amount which will leave a Net Account Value of $500. If a withdrawal of more than this maximum is requested, we will require a full surrender of the Policy. When a Partial Withdrawal is taken, the amount of the withdrawal plus a service fee is deducted from the Account Value.

The Stated Death Benefit is not reduced by a Partial Withdrawal taken when: (i) the Base Death Benefit has been increased to qualify the Policy as life insurance under the Federal income tax laws (see Life Insurance Definition, page
37) and (ii) the amount withdrawn is no greater than that amount which reduces the Account Value to the level which no longer requires the Base Death Benefit to be increased for Federal income tax law purposes.

For a Policy under an Option 1 death benefit, the Stated Death Benefit is not reduced by a Partial Withdrawal in the circumstances described above. In addition, if no more than 15 years have elapsed since the Policy Date and the Insured is not yet Age 81, a Partial Withdrawal of an amount up to 10% of the Account Value or, if greater, 5% of the Stated Death Benefit, calculated immediately before the Partial Withdrawal is taken will not reduce the Stated Death Benefit. Any additional amount withdrawn does reduce the Stated Death Benefit by that additional amount.

For a Policy under an Option 2 death benefit, a Partial Withdrawal does not reduce the Stated Death Benefit.

For a Policy under an Option 3 death benefit, the Stated Death Benefit may be reduced by the amount of the Partial Withdrawal in excess of premiums paid minus prior Partial Withdrawals taken to the date of the Partial Withdrawal (the excess will be treated as if the Policy were under death benefit Option 1). See Death Benefit Options, page 20.

No Partial Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Partial Withdrawal would be reduced below the minimum we require to issue this Policy at the time of the reduction. See Group or Sponsored Arrangements, page 37.

A Partial Withdrawal may also reduce the Target Death Benefit.

Unless otherwise indicated, we will make the withdrawal from the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that each Division bears to the Net Account Value immediately prior to the withdrawal. Withdrawals from the Guaranteed Interest Division may not exceed an amount that is greater than the total withdrawal times the ratio of the Account Value in the Guaranteed Interest Division to the total Net Account Value immediately prior to the withdrawal.

A new Schedule reflecting the effect of the withdrawal will be sent if there is a change to the Stated Death Benefit or to the Target Death Benefit. We may ask that the Policy be returned to our Customer Service Center to make this change. The withdrawal and any reductions in death benefits will be effective as of the Valuation Date we receive the request.

If telephone privileges have been elected, requests for Partial Withdrawals may be made by telephoning our Customer Service Center. Any telephone request for a Partial Withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 44.

Partial Withdrawals may have adverse tax consequences. See Modified Endowment Contracts, page 38.

SURRENDER

The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. In order to surrender the Policy, a written request and the Policy should be sent to our Customer Service Center. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus Policy Loan and accrued loan interest amounts. Costs and expenses which have been deducted from the Net Account Value on the Monthly Processing Date preceding the surrender will not be added or pro-rated at surrender. We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request and the Policy at our

--------------------------------------------------------------------------------
Strategic Advantage                     29

Customer Service Center. All insurance coverage will end as of that date.

A surrender of the Policy for its Net Cash Surrender Value may have adverse tax consequences. See Modified Endowment Contracts, page 38.

RIGHT TO EXCHANGE POLICY

During the first 24 months following the Policy Date the Owner has the right to exchange the Policy from one in which the investment experience is not guaranteed for a guaranteed Policy, unless required differently by state law. This is accomplished by transferring the entire amount in the Divisions of the Variable Account to the Guaranteed Interest Division, and the allocation of all future premium payments to the Guaranteed Interest Division. When this right is exercised, we will not allow for the allocation of future premium payments or transfers to the Divisions of the Variable Account.

This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will be assessed on the transfer to exercise this privilege. See The Guaranteed Interest Division, page 17.

LAPSE

Insurance coverage will continue as long as the Net Account Value of the Policy is sufficient to pay all the deductions each month. The Policy is guaranteed not to lapse, regardless of its Net Account Value, if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid less the sum of Partial Withdrawals and Policy Loans and accrued loan interest is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting with the first Policy month through and including the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual
Premium.

IF THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION IS NOT IN EFFECT

Unless the Guaranteed Minimum Death Benefit provision is in effect, or the Special Continuation Period is in effect and its requirements have been met, the Policy including all attached Riders will lapse in its entirety on any Monthly Processing Date that the Net Account Value of the Policy is not sufficient to pay all the monthly deductions from the Account Value. A 61-day grace period will begin on that Monthly Processing Date. See Grace Period, page 30.

If we do not receive full payment of the requested amount in full within the 61 days, the Policy and all Riders attached will lapse without value. We will withdraw any remaining balance of the Account Value from the Divisions of the Variable Account and Guaranteed Interest Division. We will deduct any amount owed to us and inform the Owner that the Policy has ended.

If the Insured dies during the grace period, we will pay the Death Proceeds to the Beneficiary subject to reductions for Policy Loan amounts, accrued loan interest and monthly deductions due.

IF THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION IS IN EFFECT

After the Special Continuation Period, if the Guaranteed Minimum Death Benefit provision is in effect, the Stated Death Benefit of the Policy will not lapse during the Guarantee Period even if the Net Account Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date. See Guaranteed Minimum Death Benefit Provision, page 22.

The benefits provided by Riders attached to the Policy and any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by the Guaranteed Minimum Death Benefit provision. Therefore, benefits will lapse if the Net Account Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date (unless the policy is in the three-year Special Continuation Period).

While the Guaranteed Minimum Death Benefit provision applies (unless the policy is in the three-year Special Continuation Period), the Account Value may be reduced by monthly deductions, but not below zero. Any monthly deductions during the Guarantee Period which would reduce the Net Account Value below zero will be waived permanently.

The Guaranteed Minimum Death Benefit provision will be terminated if the Policy does not meet the monthly premium or diversification tests as explained in Guaranteed Minimum Death Benefit Provision, page 22. If the Guaranteed Minimum Death Benefit provision is terminated, the normal test for lapse will resume.

GRACE PERIOD

If the following conditions occur as of a Monthly Processing Date, the Policy will enter into the 61-day Grace Period:

  (i) The Net Account Value is zero or less; and

--------------------------------------------------------------------------------
Strategic Advantage                     30

  (ii) The three-year Special Continuation Period has expired or the required premium has not been paid; and

  (iii)  The Guarantee Period has expired or been terminated.

We will, at least 30 days before the end of a grace period, notify the Owner or any assignee in writing at the last known address on our records that the grace period has begun. The notification will include the amount of premium payment necessary to reinstate the Policy and all Riders attached. The premium required to reinstate the Policy is generally the amount of past due charges plus the amount that will cover estimated monthly deductions for the Policy and all attached Riders for the following two months. If we receive payment of this amount before the end of the grace period, we will use it to make the overdue deductions. Any balance remaining will be applied to the Account Value in the same manner as other premium payments.

REINSTATEMENT

If the Policy Owner fails to pay sufficient premiums prior to the end of the Grace Period, the Policy and its Riders, other than the Guaranteed Minimum Death Benefit provision, may be reinstated within five years after the Grace Period. Unless otherwise required by state law, we will reinstate the Policy and any Riders if:

  (i)   The Policy has not been surrendered for its Net Cash Surrender Value;

  (ii) Satisfactory evidence is provided to us that the Insured and the Insureds under any Riders are still insurable according to our normal rules of underwriting for this type of Policy; and

  (iii) We receive a premium payment sufficient to keep the Policy and any Riders in force from the beginning of the grace period to the end of the grace period and for two months following the date of the reinstatement, unless required differently by state law.

The reinstatement will be effective as of the Monthly Processing Date following our approval of the reinstatement application. We also will reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. Net Premiums received after reinstatement will be allocated according to the premium allocation instructions in effect at the start of the grace period or as otherwise directed by the Owner.


CHARGES, DEDUCTIONS AND REFUNDS

DEDUCTIONS FROM PREMIUMS

Unless a Policy Loan is outstanding (see Policy Loans, page 28), any payment received before the Maturity Date is considered a premium. Certain expenses are deducted from premium payments. The Net Premium is then added to the Account Value. The expenses which are deducted from the premium include the tax and sales charges.

TAX CHARGES

All states levy taxes on life insurance premium payments. The amount of these taxes varies from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes. The 2.5% rate approximates the average tax rate we expect to pay on premiums from all states.

A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the Federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive. This charge for deferred acquisition costs is reasonable in relation to Security Life's increased Federal income tax burden resulting from the receipt of premium payments, under Internal Revenue Code Section 848.

Except as limited by state law, we reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

SALES CHARGES

A percentage of each premium is deducted to compensate us for a portion of the cost of selling the Policy. The percentage deducted is based on the amount of premium paid and the number of years since the Policy Date or the date of an increase in coverage. For each of the first five Policy years, this charge is equal to 8% of premiums paid up to the Target Premium and 3% of premiums paid in excess of the Target Premium. In the sixth Policy year and thereafter, the sales charge is equal to 3% of all premiums paid.

Target Premiums are not based on the Scheduled Premium. Target Premiums are actuarially determined based on the Age, sex and Premium Class of the Insured. See Premiums,

--------------------------------------------------------------------------------
Strategic Advantage                    31
page 18. The Target Premium for the Policy and any Segments added since the Policy Date will be listed in the Schedule.

For a Policy with multiple Segments, premiums paid are allocated to the Segments in the same proportion as the guideline annual premium (as defined by the Federal income tax law) for each Segment bears to the total guideline annual premium for the Stated Death Benefit.

The sales charge covers the cost of distribution, costs of preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including this sales charge and any profit we may earn on the other charges deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements.

DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

Each day a charge is deducted for mortality and expense risks we assume. This charge is equal to 0.002055% per day of the amount in the Divisions of the Variable Account, which is equivalent to an annual rate of 0.75% of the portion of the Account Value allocated to the Variable Account.

We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. The expense risk we assume is that other expenses we incur in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. We may use this profit for other purposes, including any distribution expenses not covered by the sales charge.

This charge is not assessed against the amount of Account Value which is allocated to the Guaranteed Interest Division, nor to amounts in the Loan Division. We credit the Account Value with a persistency refund equivalent to 0.5% per year for each Segment that has been in force for at least ten Policy years, which effectively reduces the charge for mortality and expense risks. See Persistency Refund, page 34.

MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE

The following charges are deducted from the Account Value on each Monthly Processing Date. These deductions are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value as of the Monthly Processing Date.

INITIAL POLICY CHARGE

The initial Policy charge is $10 per month for the first five Policy years and is guaranteed not to exceed this amount. This charge covers such costs as application processing, medical examinations, establishment of Policy records, and insurance underwriting costs. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

MONTHLY ADMINISTRATIVE CHARGE

This charge is comprised of a per Policy charge of $5 per month plus a charge of $0.0125 per thousand of Stated Death Benefit or Target Death Benefit, if greater, and is guaranteed never to exceed this amount. The per thousand charge is limited to $15 per month. This charge is designed to cover the ongoing costs of maintaining the Policy, such as premium billing and collections, claim processing, Policy transactions, record keeping, reporting and other communications with Owners, other expenses and overhead. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

COST OF INSURANCE CHARGES

The cost of insurance charges compensate us for providing insurance protection under the Policy. The cost of insurance charges are calculated monthly, and equal our current monthly cost of insurance rate times the Net Amount at Risk for each portion of the death benefit. Net Amount at Risk for each portion of the death benefit is calculated at the beginning of the Policy month.

The Net Amount at Risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of the Account Value. For this purpose, the amount of the Account Value is determined after deduction of charges due on that date, other than cost of insurance charges for the Base Death Benefit, any Adjustable Term Insurance Rider, and Waiver of Cost of Insurance Rider.

The Net Amount at Risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided.

--------------------------------------------------------------------------------
Strategic Advantage                     32

If the Base Death Benefit at the beginning of the month is increased due to the requirements of Federal income tax law definition of life insurance, Net Amount at Risk for the Base Death Benefit that month will also increase, but the Net Amount at Risk for any Adjustable Term Insurance Rider may be reduced. Therefore, the amount of the cost of insurance charges will vary from month to month with changes in the Net Amount at Risk, changes in the makeup of the death benefit, and with the increasing Age of the Insured.

The cost of insurance rates are based on the Age, sex and Premium Class of the Insured on the Policy Date or at the time a Segment is added, as well as the length of time the Policy or Segment has been in effect. Unisex rates are used where appropriate under applicable law, including the state of Montana and Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Net Amount at Risk is allocated to Segments in the same proportion that each Segment bears to the total Stated Death Benefit as of the Monthly Processing Date. Separate cost of insurance rates apply to the Base Death Benefit, the Adjustable Term Insurance Rider and any additional Segments. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in the Policy. The guaranteed maximum rates for policies are based on the 1980 Commissioners Standard Ordinary Mortality Table.

We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on a guaranteed issue basis, the Policies will be issued up to a predetermined face amount limit, with minimal evidence of insurability. Policies issued on a guaranteed issue basis may present different mortality costs to us compared to underwritten Policies. We may charge different cost of insurance rates for guaranteed issue Policies. The cost of insurance charges may depend on the issue Age of the Insured, the size of the group, and the total premium to be paid by the group. Under most guaranteed issue Policies, the overall charges for insurance will be higher than under a comparable underwritten Policy issued in the nonsmoker standard or smoker standard class. This means that an Insured may be able to obtain individual, underwritten insurance coverage at a lower overall cost.

The guaranteed rates for guarantee issue policies are no greater than 135 percent of the maximum rates that could be charged based on the 1980 Commissioner's Standard Ordinary Mortality Table ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because we use simplified underwriting procedures whereby the Insured may not be required to submit to a medical or paramedical examination. The current cost of insurance rates after the 15th Policy Year are generally lower than 100 percent of the 1980 CSO Table. Any change in the current cost of insurance rates will apply to all persons of the same Age and rate class. The maximum rates for the initial and any new Segment will be printed in the Schedule which we will provide to you.

CHARGES FOR ADDITIONAL BENEFITS

The cost of any additional benefits added by Rider will be deducted monthly on the Monthly Processing Date. We may change these charges, but the Schedule contains tables showing the guaranteed maximum rates. See Additional Benefits, page 23.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

If the Guaranteed Minimum Death Benefit is purchased, we currently charge $0.005 per thousand of Stated Death Benefit each month during the Guarantee Period. This charge is guaranteed never to exceed $0.01 per thousand of Stated Death Benefit each month.

CHANGES IN MONTHLY CHARGES

Any changes in the cost of insurance charges, charges for additional benefits, or the guaranteed minimum death benefit charge will be made by class of Insured and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. In no event will they exceed the guaranteed maximum rates defined in the Policy.

POLICY TRANSACTION FEES

In addition to the deductions described above, we charge fees for certain Policy transactions.

Transaction fees are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction for which the fee is charged.

PARTIAL WITHDRAWAL

A service fee equal to the lesser of $25 or 2% of the amount requested will be charged against the Account Value for each Partial Withdrawal. See Partial Withdrawals, page 29.

TRANSFERS

We charge a fee of $25 for each additional transfer after the first 12 in a Policy year. See Transfers of Account Values,

--------------------------------------------------------------------------------
Strategic Advantage                    33
page 26. All transfers included in one transfer request count as a single transfer when we calculate the fee. There will not be a transfer fee for transfers of Account Value into the Guaranteed Interest Division pursuant to the Right to Exchange provided by this Policy. See Right to Exchange Policy, page 30.

ALLOCATION CHANGES

We charge a fee of $25 each time either the premium or the automatic rebalancing allocation is changed more than five times each per Policy year.

ILLUSTRATIONS

We reserve the right to charge a fee, not to exceed $25, for each Policy illustration in excess of one per Policy year.

PERSISTENCY REFUND

Long-term Owners of Strategic Advantage will receive a persistency refund.

Each month the Policy or a Segment remains in force after its tenth Policy anniversary, we will credit the Account Value with a refund equivalent to 0.5% of the Account Value on an annual basis for that Segment (0.04167% monthly).
For purposes of this calculation, Account Value will be allocated to each Segment based upon the number of completed Policy years that Segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The persistency refund will be added to the Divisions of the Variable Account and the Guaranteed Interest Division (but not the loan division) in the same proportion that the Account Value in each Division bears to the Net Account Value as of the Monthly Processing Date.

The following is an example of how the persistency refund affects the Account Value each month if the policy has no loan:

Account Value = $10,000 (all in the Variable Divisions)

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

               Before       After
               Persistency  Persistency
               Refund       Refund
               ------       ------
Variable
Divisions      $10,000.00   $10,004.17

The following is an example of how the persistency refund affects the Account Value each month if the Policy has a loan:

Account Value = $10,000

Account Value in the Variable Divisions = $6,000

Account Value in the Loan Division = $4,000

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

               Before       After
               Persistency  Persistency
               Refund       Refund
               ------       ------
Variable
Divisions      $6,000.00    $6,004.17

Loan           $4,000.00    $4,000.00

REFUND OF SALES CHARGES

If the Policy has not lapsed, we will, upon full surrender of the Policy within the first two Policy years, refund a portion of the sales charges previously deducted from premiums paid. In the first Policy year, the amount of the refund is equal to 5% of the premiums paid. In the second Policy year, the refund is equal to 2.5% of the premiums paid in the first Policy year. After the second Policy anniversary, there is no refund of sales charges.

CHARGES FROM PORTFOLIOS

The Variable Account purchases shares of the Portfolios at net asset value.
That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolio. The following table describes these investment management fees and other direct expenses of the Portfolios.

--------------------------------------------------------------------------------
Strategic Advantage                    34

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)1


                                                                       Investment                               Total
                                                                       Management                              Portfolio
                        Portfolio                                         Fees              Other Expenses     Expenses
                        ---------                                         ----              --------------     --------
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST 2
Limited Maturity Bond Portfolio                                           0.65%                0.13%             0.78%
Growth Portfolio                                                          0.83%                0.09%             0.92%
Partners Portfolio                                                        0.84%                0.11%             0.95%
THE ALGER AMERICAN FUND
Alger American Small Capitalization Portfolio                             0.85%                0.03%             0.88%
Alger American MidCap Growth Portfolio                                    0.80%                0.04%             0.84%
Alger American Growth Portfolio                                           0.75%                0.04%             0.79%
Alger American Leveraged AllCap Portfolio                                 0.85%                0.24%             1.093
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio                                                      0.61%                0.08%             0.69%4
VIP Overseas Portfolio                                                    0.76%                0.17%             0.93%4
VIP Money Market Portfolio                                                0.21%                0.09%             0.30%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager Portfolio                                            0.64%                0.10%             0.74%4
VIP II Index 500 Portfolio                                                0.13%                0.15%             0.28%5
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF - Total Return Portfolio                                      0.75%                0.19%             0.94%6,7
INVESCO VIF - Industrial Income Portfolio                                 0.75%                0.20%             0.95%6,8
INVESCO VIF - High Yield Portfolio                                        0.60%                0.27%             0.87%6,9
INVESCO VIF - Utilities Portfolio                                         0.60%                0.56%             1.16%6,10
INVESCO VIF - Small Company Growth Fund                                   0.75%                0.25%             1.00%
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Hard Assets Fund                                                1.00%                0.11%             1.11%
Worldwide Real Estate Fund                                                1.00%                0.25%             1.25%
Worldwide Emerging Markets Fund                                           1.00%                0.27%             1.27%
Worldwide Bond Fund                                                       1.00%                0.12%             1.12%
AIM VARIABLE INSURANCE FUNDS, INC.
AIM VI - Capital Appreciation                                             0.64%                0.09%             0.73%
AIM VI - Government Securities                                            0.50%                0.41%             0.91%


1   The preceding Portfolio expense information was provided to us by the
Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reduction from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.

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Strategic Advantage                    35

2 Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, the "Other Expenses" includes all other expenses of the Portfolio and its corresponding series. See "Expenses" in the Trust's Prospectus. Expenses reflect expense reimbursement. NBMI has voluntarily undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

3 The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.03% of interest expense.

4 A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, and 0.73% for Asset Manager Portfolio.

5 FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43% respectively for Index 500 Portfolio on an annualized basis.

6 The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolios are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.

7 Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period December 31, 1994. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

8 Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

9 Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38% respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

10 Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 5.36%, and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%), and (52.86), respectively.


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Strategic Advantage                    36

GROUP OR SPONSORED ARRANGEMENTS

This Policy is available for purchase by individuals, corporations, or other institutions. For group or sponsored arrangements (including home office employees of Security Life and for special exchange programs which Security Life may offer from time to time, we may reduce or eliminate the sales charge, the length of time the sales charge applies, the administrative charge, the minimum Stated Death Benefit, the maximum Target Death Benefit, the Minimum Annual Premium, the Target Premium, cost of insurance charges, or other charges normally assessed to reflect the expected economies resulting from a group or sponsored arrangement. We also may allow Partial Withdrawals to be taken without a charge. Group arrangements include those in which a trustee, an employer, or an association either purchases Policies covering a group of individuals on a group basis or endorses the Policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Policies to its employees or members on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Policy is approved. We may change these rules from time to time. Any variation in the sales charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

OTHER CHARGES

Under current law we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves (except to the extent the Federal deferred acquisition cost may be considered such a tax). Consequently, no charge is currently being made to any Division of our Variable Account for our Federal income taxes. We reserve the right, however, to make such a charge in the future if the tax law changes and we incur Federal income tax which is attributable to the Variable Account.

We must pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At the present time, these taxes are not substantial. However, if these taxes increase, we reserve the right to charge for such taxes when they are attributable to our Variable Account.


TAX CONSIDERATIONS

The following discussion provides a general description of the Federal income tax consequences of the Policy, based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. This discussion is general in nature, and should not be considered tax advice. Further, it is not intended to present an exhaustive survey of all the tax issues that might arise under the Policy. Because of the complexity of the laws and the fact that tax results will vary according to the particular circumstances of the Owner, a legal or tax adviser should be consulted prior to purchasing the Policy.

Strategic Advantage is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner consistent with that design. The Base Death Benefit in force at any time shall not be less than the amount of insurance necessary to achieve such qualification under the applicable provisions of the Internal Revenue code in existence at the time the policy is issued. We reserve the right to amend the policy or adjust the amount of insurance when required. We will send you a copy of any policy amendment.

LIFE INSURANCE DEFINITION

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), sets forth the definition of a life insurance contract for Federal tax purposes. The entire death benefit of a life insurance contract is excludable from gross income of the beneficiary under Section 101(a)(1) of the Code. However, there are exceptions to this general rule such as transfers for value and distributions from a policy owned by a qualified plan. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance have been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

Section 7702 provides that if one of two alternate tests are met, a Policy will be treated as a life insurance policy for Federal income tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline Premium/Cash Value Corridor Test."

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all

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Strategic Advantage                    37
times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the Insured's Age, sex, and Premium Class at any point in time, multiplied by the Account Value. See APPENDIX A, page 59, for a table of the Cash Value Accumulation Test factors.

The Guideline Premium/Cash Value Corridor Test provides for a maximum premium in relation to the Death Benefit, and a minimum "corridor" of death benefit in relation to Account Value. In most situations, the death benefit that results from the Guideline Premium/Cash Value Corridor Test will ultimately be less than the amount of death benefit required under the Cash Value Accumulation Test. See Appendix B, page 67, for a table of the Guideline Premium/Cash Value Corridor Test factors.

This Policy allows the Owner to choose, at the time of application, which of these tests we will apply to the Policy. A choice of tests is irrevocable. Regardless of which test is chosen, we will at all times assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for Federal income tax purposes. In addition, as long as the Policy remains in force, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from the Policy, such as a Partial Withdrawal or loan.

The favorable tax treatment of Section 101(a) will not apply to benefits paid at maturity of the policy (age 100), if any. See Benefits at Maturity, page
25.

Also, any interest payment accrued on Death Proceeds paid either as a lump sum or other than in one lump sum may be subject to tax. See Settlement Provisions, page 45.

The Federal government has in the past and may in the future consider or enact new legislation or regulations that could change the Federal income tax treatment of life insurance policy income exchanges and transfers, or death benefits. Any such change could have a retroactive effect. Such concerns should be addressed by a legal or tax adviser.

DIVERSIFICATION REQUIREMENTS

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. To be adequately diversified, each Division of the Variable Account must meet certain tests. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. If this were to occur, the Owner would be subject to Federal income tax on the income under the Policy as it is earned. The Portfolios in which the Variable Account invests have provided assurances that they will meet the applicable diversification standards.

In certain circumstances, Owners of variable life insurance contracts may be considered the Owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract Owner's gross income. The IRS has stated in published rulings that a variable contract Owner will be considered the Owner of separate account assets if the contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as Owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Policy Owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Security Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Security Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts", which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums

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Strategic Advantage                    38
paid at any time during the first seven Policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven, level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and the Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment Contract. To the extent possible, to keep the Policy from being treated as a "modified endowment contract" for Federal tax purposes, the provisions of the Policy shall be interpreted to prevent the Policy from being subject to such treatment. We reserve the right to amend the Policy to reflect any clarifications that may be needed or are appropriate, including any rider, to achieve this objective. Security Life will monitor Policies and will attempt to notify an Owner on a timely basis if the Owner's Policy becomes a Modified Endowment Contract.

TAX TREATMENT OF PREMIUMS

No tax deduction is allowed for premiums paid on any life insurance policy covering the life of any officer or employee, or of any person financially interested in any business carried on by the taxpayer, when the taxpayer is a beneficiary (directly or indirectly) under such policy. Consult your tax adviser for advice on the availability of deductions.

LOANS, LAPSES, SURRENDERS AND WITHDRAWALS

IF THE POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

If a Policy is not a Modified Endowment Contract, as long as it remains in force, a loan under the Policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest paid (or accrued by an accrual basis taxpayer) on the loan may or may not be tax deductible. Consult your tax adviser for advice on the availability of deductions.

Any time a Policy is surrendered or lapses, the excess, if any, of the Cash Surrender Value over the Owner's "investment in the Policy" will be subject to Federal income tax as ordinary income. "Investment in the Policy" means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner. It is important to note that for this calculation, if the Policy terminates while a Policy loan is outstanding, the total amount of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. As a result, in certain circumstances this may result in taxable income to the Owner even though the Policy has no Net Cash Surrender Value.

Proceeds received on a Partial Withdrawal may or may not be taxable depending on the Owner's particular circumstances. During the first 15 Policy years, the proceeds from a Partial Withdrawal could be subject to Federal income tax to the extent the Cash Surrender Value exceeds investment in the Policy. The portion subject to tax will depend upon the ratio of the death benefit to Account Value under the Policy and the Age of the Insured at the time of the withdrawal.
After the first 15 Policy years, the proceeds from a Partial Withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed investment in the Policy.

IF THE POLICY IS A MODIFIED ENDOWMENT CONTRACT

If a Policy is a Modified Endowment Contract, any pre-death distribution from the Policy will be taxed on an "income-first" basis, similar to the treatment of annuities for individuals. Distributions for this purpose include a surrender, Partial Withdrawal or Policy Loan, including any increase in a loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan. Any such distributions will be considered taxable income to the Owner to the extent the Account Value exceeds investment in the Policy immediately before the distribution. All Modified Endowment Contracts that are issued by Security Life (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code Section 72(c).

A 10% penalty tax will also apply to the taxable portion of a distribution from a Modified Endowment Contract, unless an exception applies. The penalty tax will not apply to distributions (i) when the taxpayer is at least 59 1/2 years of age, (ii) in the case of a disability (as defined in the Code), or (iii) received as part of a series of substantially equal periodic payments, made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life

--------------------------------------------------------------------------------
Strategic Advantage                    39
expectancies) of the taxpayer and his or her beneficiary. Since these exclusions do not apply to corporations or other business entities, the 10% penalty tax would always apply to these types of Owners. If the Policy is surrendered, the excess, if any, of the Cash Surrender Value over investment in the Policy will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

If a Policy was not originally a Modified Endowment Contract but later becomes one, distributions that occur during the Policy year it becomes a Modified Endowment Contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, any distributions from the Policy made within two years before it becomes a Modified Endowment Contract will be treated as having been made in anticipation of the change and will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment could later become taxable as a distribution from a Modified Endowment Contract. The Treasury has been authorized to prescribe rules which would address this issue.

ALTERNATIVE MINIMUM TAX

For purposes of the alternative minimum tax adjusted current earnings adjustment, special rules apply with respect to life insurance contracts. Under these rules, death benefit proceeds are taken into account, increases in cash value attributable to investment performance are taken into account currently and the distribution tax rules apply in a modified form.

SECTION 1035 EXCHANGES

Section 1035 of the Internal Revenue Code generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 should consult their tax adviser prior to initiating the exchange.

TAX-EXEMPT POLICY OWNERS

Special rules may apply in the case of a Policy owned by a tax-exempt entity. Accordingly, tax-exempt entities should consult with a tax adviser regarding the consequences of purchasing and owning a Policy, including the effect, if any, on the tax-exempt status of the entity and the application of the unrelated business income tax.

CHANGES TO COMPLY WITH LAW

To assure that the Policy continues to qualify as life insurance under the Code, we reserve the right to decline to accept all or part of any premium payments, to decline to change death benefits, or to decline to make Partial Withdrawals that would cause the Policy to fail to qualify. We also may make changes in the Policy or its Riders, require additional premium payments, or make distributions from the Policy to the extent we deem necessary to qualify the Policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. The Policy Owner will be given advance notice of such changes.

The tax law limits the allowable charges for mortality costs and other expenses that may be used in making calculations to determine whether a Policy qualifies as life insurance for Federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury has issued proposed regulations on the reasonableness standards for mortality charges. Security Life believes that the charges used for this purpose in the Policy should meet the current requirement for reasonableness. Security Life reserves the right to make modifications to the mortality charges if future regulations contain standards which make modification necessary in order to continue qualification of the Policy as life insurance for Federal income tax purposes.

In addition, assuming that the Policy is not intended by the Owner to be or become a Modified Endowment Contract, we will include an endorsement to the Policy whereby we reserve the right to amend the Policy, including any Rider, to assure that the Policy continues to comply with the seven-pay test for Federal income tax purposes. If at any time the premium paid under the Policy exceeds the seven-pay limit, we reserve the right to remove such excess premium or make any appropriate adjustments to the Policy's Account Value and death benefits. Any death benefit increase will cause an increase in the cost of insurance charges.

OTHER

The Policies may be used in various arrangements, including qualified plans, non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, the Owner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

We are required to withhold income taxes from any portion of

--------------------------------------------------------------------------------
Strategic Advantage                    40
the amounts received by individuals in a taxable transaction, unless an election is made in writing not to have withholding apply. If the election not to have withholding is made, or if the amount withheld is insufficient, income taxes, and possibly penalties, may have to be paid later.

Federal estate and gift taxes and state and local inheritance, estate, and other tax consequences of ownership or receipt of Policy benefits depend on the particular jurisdiction and the circumstances of each Owner and Beneficiary.

Qualified legal or tax advisers should be consulted for complete information on Federal, state, local and other tax considerations.


ADDITIONAL INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See Investment Objectives of the Portfolios, page 14. We are the legal owner of the shares held in the Variable Account and, as such, have the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give Owners the opportunity to tell us how to vote the number of shares that are attributable to their Policies. We will vote those shares at meetings of Portfolio shareholders according to these instructions. We also will vote any Portfolio shares that are not attributable to the Policies and shares for which instructions from Owners were not received in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

Owners may participate in voting only on matters affecting the Portfolios in which the Owner's assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to a Policy by dividing the Account Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which an Owner may give instructions will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. Owners having a voting interest will be sent proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and Security Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, we will have an obligation to determine what action should be taken including the removal of the affected Portfolios from eligibility for investment by the Variable Account. We will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the Investment Company Act of 1940, certain actions affecting the Variable Account (such as some of those described under Right To Change Operations) may require Owner approval. In that case, each Owner will be entitled to one vote for every $100 of value held in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the Variable Account not attributable to Policies in the same proportions as votes cast by Owners.

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Strategic Advantage                    41

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, the Company may from time to time change the investment objective of, or make the following changes to, the Variable Account:

   (i) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Policy.

   (ii) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Policy. This may also happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

   (iii) Transfer assets of the Variable Account, which we determine to be associated with the class of policies to which an Owner's Policy belongs, to another Variable Account.

   (iv)   Withdraw the Variable Account from registration under the 1940 Act.

   (v) Operate the Variable Account as a management investment company under the 1940 Act.

   (vi) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios.

   (vii)  Discontinue the sale of Policies.

   (viii) Terminate any employer or plan trustee agreement with us pursuant to its terms.

   (ix)   Restrict or eliminate any voting rights as to the Variable Account.

   (x) Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such change will be made until it becomes effective with the SEC or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes. If an Owner then wishes to transfer the amount in that Division to another Division of the Variable Account or to the Guaranteed Interest Division, they may do so, without charge, by notifying us. At the same time, changes in Net Premium and deduction allocations may also be made, without charge.

REPORTS TO OWNERS

We will maintain all records relating to the Variable Account, its Divisions and the Guaranteed Interest Division. At the end of each Policy year we will send a report that shows the Total Policy Death Benefit (Base Death Benefit plus Adjustable Term Insurance Rider Death Benefit, if any), the Account Value, the Policy Loan plus accrued Loan Interest and Net Cash Surrender Value. We will also include information about the Divisions of the Variable Account. The report also shows any transactions involving the Account Value that occurred during the year such as premium allocations, deductions, and any loans or withdrawals in that year.

We also will send semi-annual reports to the Owner, which will include financial information on the Portfolios, including a list of the investments held by each Portfolio.

Confirmation notices will be sent to the Owner during the year for certain Policy transactions.

OTHER GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

Owners have the right to examine the Policy. If for any reason the Owner is not satisfied with the Policy when issued, the Policy may be returned to us or the Registered Representative within the time limit described below and it will be deemed void as of the Policy Date. A request to cancel this Policy must be postmarked no later than 10 days after it is received, or as otherwise specified by state law. If a Policy is canceled under this provision, we will refund an amount equal to the full amount of any premiums paid or as otherwise specified by state law. Insurance coverage ends when the request is sent.

THE POLICY

This Policy is a contract between the Owner and us. The Policy, including a copy of the original application and any applications for an increase, Riders, endorsements, Schedule pages, and any reinstatement applications make up the entire contract. A copy of any application as well as a new Schedule will be attached or furnished to the Owner for attachment to the Policy at the time of any change in coverage. In the absence of fraud, all statements made in any application will be considered representations and are not warranties. No statement will be used to deny a claim unless it is in an application.

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Strategic Advantage                    42

All changes or amendments to this Policy made by us must be signed by our president or an officer of the Company and by our secretary or assistant secretary. No other person is authorized to change the terms or conditions of this policy.

AGE

This Policy is issued at the Age stated in the Schedule. This is the Insured's Age nearest birthday, calculated as of the Policy Date. The Age of the Insured at any time is calculated by adding the number of completed Policy years to the Age shown in the Schedule.

OWNERSHIP

The original Owner is the person named in the application. The Owner can exercise all rights and receive the benefits during the Insured's lifetime before the Maturity Date. This includes the right to change the Owner, Beneficiaries, and methods for the payment of proceeds. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

An Owner may name a new Owner by giving us written notice. The effective date of the change to the new Owner will be the date the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A change in ownership may cause recognition of taxable income or gain, if any, to the old Owner.

BENEFICIARY

The Owner names the Beneficiary when applying for the Policy. The primary Beneficiary surviving the Insured will receive any Death Proceeds which become payable. Surviving contingent Beneficiaries are paid Death Proceeds only if no primary Beneficiary has survived the Insured. If more than one Beneficiary survives the Insured, they will share the Death Proceeds equally, unless the designation provides otherwise. If there is no designated Beneficiary surviving, Death Proceeds will be paid to the Owner or the Owner's estate.

The Beneficiary designation will be on file with us or at a location designated by us. A new Beneficiary may be named during the Insured's lifetime. We will pay the proceeds to the most recent Beneficiary designation on file. We will not be subject to multiple payments.

COLLATERAL ASSIGNMENT

This Policy may be assigned as collateral security by sending written notice to us. Once it is recorded with us, the rights of the Owner and the Beneficiary are subject to the assignment, unless the Beneficiary was designated as an irrevocable Beneficiary prior to the assignment. It is the Owner's responsibility to make sure the assignment is valid.

INCONTESTABILITY

We can challenge the validity of the insurance Policy if it appears that there have been material misstatements in the application. However, there are limits as to how and when we can challenge the Policy:

 .    We will not contest the statements in the application attached at issue after the Policy has been in effect, during the Insured's lifetime, for two years from the Policy Date or the date specified by state law.

 .    We will not contest the statements in the application for any reinstatement after the reinstatement has been in effect, during the Insured's lifetime, for two years from the effective date of such reinstatement.

 .    We will not contest the statements in the application for any coverage change that creates a new Segment or increases any benefit with respect to the Insured (such as an increase in Stated Death Benefit) after the change has been in effect, during the Insured's lifetime, for two years from the effective date of the new Segment or increase.

We have the right to rescind this Policy if we issued or reinstated the Policy based on a statement in an application, including a reinstatement application, that was false or misleading.

MISSTATEMENTS OF AGE OR SEX

If the Age or sex of the Insured has been misstated, the death benefit will be adjusted. The death benefit will be adjusted to the amount which would have been purchased for the Insured's correct Age and sex based on the cost of insurance charges which were deducted from the Account Value on the last Monthly Processing Date prior to the Insured's death or as otherwise required by state law. If unisex cost of insurance rates apply, we will not make an adjustment for a misstatement of sex.

SUICIDE

If the Insured commits suicide within two years of the Policy Date or date of reinstatement, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding Policy Loan and accrued loan interest and minus any partial withdrawals, unless otherwise required by law. If the Insured has been

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Strategic Advantage                     43
changed and the new Insured dies by suicide within two years of the change date, the death benefit will be limited to the Net Account Value as of the change date, plus the premiums paid since that date, less the sum of any increases in Policy Loan, accrued loan interest and any partial withdrawals since the change date. If the Insured commits suicide, while sane or insane, within two years of the effective date of a new Segment or of an increase in any other benefit, we will make a limited payment to the beneficiary for the new Segment or other increase. This payment will equal the cost of insurance and any applicable monthly expense charges deducted for such increase.

PAYMENT

We will pay the Death Proceeds, Net Cash Surrender Value upon surrender, Partial Withdrawals, and loan proceeds within seven days after we receive the information required to process the payment. We also will execute a transfer among Divisions of the Variable Account as of the Valuation Date on or next following our receipt of a request at our Customer Service Center. Transfers from the Guaranteed Interest Division to the Divisions of the Variable Account will be made only within the time periods indicated in this prospectus. See Transfers of Account Values, page 26.

We may, however, postpone the processing of any such transactions at any of the following times:

 .  When the NYSE is closed for trading;

 .  When trading on the NYSE is restricted by the SEC;

 . When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

 . When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC, if any, are applicable and will govern the determination as to whether the above conditions exist.

Death Proceeds are determined as of the date of death of the Insured. The Death Proceeds will not be affected by changes in the values of the Divisions of the Variable Account subsequent to the date of death of the Insured. We will pay interest at the rate declared by us or at any higher rate required by law from the date of death of the Insured to the date of payment.

Death Proceeds are not subject to deferment. However, we may defer for up to six months payment of any surrender proceeds, withdrawal amounts, or loan amounts from our Guaranteed Interest Division, unless otherwise required by law. We will pay interest at the rate declared by us or at any higher rate required by law from the date we receive a request if we delay payment more than 30 days.

NOTIFICATION AND CLAIMS PROCEDURES

We must receive in writing any election, designation, change, assignment, or request made. It must be on a form acceptable to us. We are not liable for any action we take before we receive and record the written notice. We may require that the policy be returned for any Policy change or upon its surrender.

We, or the Registered Representative, should be informed as soon as possible following an Insured's death while the Policy is in force. Claim procedure instructions will be sent immediately. As due proof of death, we may require proof of Age and a certified copy of a death certificate. We may also require the Beneficiary and the Insured's next of kin to sign authorization forms as part of this process. These authorization forms allow us to obtain information about the Insured, including but not limited to medical records of physicians and hospitals used by the Insured.

TELEPHONE PRIVILEGES

If telephone privileges have been elected in a form required by us, transfers or changes in your Dollar Cost Averaging and Automatic Rebalancing options, or requests for Partial Withdrawals or a Policy Loan may be made by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. A request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

NON-PARTICIPATING

The Policy does not participate in Security Life's surplus earnings.


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Strategic Advantage                    44

DISTRIBUTION OF THE POLICIES

The principal underwriter and distributor for the policies is ING America Equities, a wholly-owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. We pay ING America Equities for acting as the principal underwriter under a Distribution Agreement.

We sell our Policies through Registered Representatives of other broker-dealers, including VESTAX Securities Corporation, a subsidiary of ING America Insurance Holdings, Inc., and Locust Street Securities, Inc., an affiliate of Security Life of Denver Insurance Company, which have entered into selling agreements with us. These Registered Representatives are also licensed by state insurance officials to sell our variable life policies. Each of the broker-dealers with which we enter into selling agreements with are registered with the SEC and are members of the NASD.

Under these selling agreements, we pay a distribution allowance to the other broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy year, the distribution allowance may equal an amount up to 15% of the Target Premium paid and 3% of premiums paid in excess of the Target Premium. For Policy years two through five, the distribution allowance may equal an amount up to 10% of Target Premium and 3% of premiums paid in excess of the Target Premium. For subsequent Policy years the distribution allowance may equal 3% of premiums paid. Broker-dealers may also receive annual renewal compensation of up to 0.15% of the Net Account Value beginning in the sixth Policy year. Compensation arrangements may vary among broker-dealers and depend on particular circumstances. In addition, we also may pay override payments, expense allowances, bonuses, special marketing fees, wholesaler fees, and training allowances. Registered Representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

We pay the distribution allowance from our own resources (including any sales charges deducted from premiums).

SETTLEMENT PROVISIONS

During the Insured's lifetime, the Owner may elect that the Beneficiary receive the Death Proceeds other than in one sum. If this election has not been made, the Beneficiary may do so within 60 days after the Insured's death. The Owner may also elect to take the Net Cash Surrender Value other than in one sum.

Payments under these options are not affected by the investment experience of any Division of our Variable Account. Instead, interest accrues pursuant to the options chosen. Payment options will also be subject to our rules at the time of selection. Currently, these alternate payment options are available only if the proceeds applied are $2000 or more and any periodic payment will be at least $20.

The following payment options are available:

Option I:   Payouts for a Designated Period: Payouts will be made in 1, 2, 4 or
            12 installments per year as elected for a designated period, which may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table I in the Policy.

Option II:  Life Income with Payouts Guaranteed for a Designated Period: Payouts will be made in 1, 2, 4 or 12 installments per year throughout the payee's lifetime, or if longer, for a period of 5, 10, 15, or 20 years as elected. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table II in the Policy. This option is available only for ages shown in this Table.

Option III: Hold at Interest: Amounts may be left on deposit with us to be paid upon the death of the payee or at any earlier date elected. Interest on any unpaid balance will be at the rate declared by us or at any higher rate required by law. Interest may be accumulated or paid in 1, 2, 4 or 12 installments per year, as elected. Money may not be left on deposit for more than 30 years.

Option IV:  Payouts of a Designated Amount: Payouts will be made until proceeds, together with interest, which will be at the rate declared by us or at any higher rate required by law, are exhausted. Payouts will be made in 1, 2, 4, or 12 equal installments per year, as elected.

Option V:   Other: The Owner may ask us to apply the money under any option that we make available at the time the benefit is paid.

The Beneficiary or other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died.

The person who is entitled to receive payment may change the successor at any time.

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Strategic Advantage                    45

We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (i.e., the rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving Age and survival.


ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES, AND ACCUMULATED PREMIUMS


The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Account Values and Cash Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest. The Policies illustrated include the following:


  Sex     Age  Smoker Status    Death Benefit     Definition of Life      Stated Death     Premium    Target Death     Page
                                   Option           Insurance Test           Benefit                     Benefit
---------------------------------------------------------------------------------------------------------------------------
Male       45    Nonsmoker             1                CVAT                  300,000      $5,750       300,000        48
Male       45    Nonsmoker             1                CVAT                  150,000      $5,750       300,000        50
Male       45    Nonsmoker             1                 GP                   300,000      $5,750       300,000        52


The tables show how death benefits, Account Values and Cash Surrender Values of a hypothetical Policy could vary over an extended period of time if the Divisions of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Account Values and Cash Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if female or unisex rates were used.

The third column of each table shows what would happen if an amount equal to the premiums were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, Account Values and Cash Surrender Values sections reflect the fact that the net investment return on the Policy is lower than the gross investment return on the Divisions of the Variable Account. This results from the charges levied against the Divisions of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Account Value and the Cash Surrender Value in the first 14 years is the Surrender Charge.

The tables illustrate cost of insurance and expense charges at both our current rates (which are described under Monthly Deductions from the Account Value, page
32) and at the maximum rates we guarantee in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Variable Account Divisions. This charge includes the charge against the Variable Account for mortality and expense risks and the effect on each Division's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is 0.75% annually on a guaranteed basis; illustrations showing current rates reflect a guaranteed persistency refund equivalent to 0.5% of the Account Value annually beginning after the 10th Policy anniversary.

The tables also reflect a daily investment advisory fee equivalent to an annual rate of .7178% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the Divisions of the Variable Account. Other expenses of the Portfolios are assumed at the rate of .1735% of the average daily net

--------------------------------------------------------------------------------
Strategic Advantage                    46
assets of an investment division including the investment advisory fee. Actual fees vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each investment Division for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of (1.63)%, on 6% it would be 4.32%, and on 12% it would be 10.28%.

The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or Federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce death benefits, Account Values, and Cash Surrender Values shown.

We will furnish, upon request, a comparable illustration based on the Age and sex of the proposed Insured, standard Premium Class assumptions and an initial Stated Death Benefit, death benefit option and Scheduled Premiums chosen and consistent with the Policy form. If the Owner purchases a Policy, we will deliver an individualized illustration reflecting the Scheduled Premium chosen and the Insured's actual risk class. After issuance we will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

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Strategic Advantage                    47

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                    PRESENTED BY:


                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $300000                     DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM: $ 5750.00
                                                   CASH VALUE ACCUMULATION TEST
                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                        ------0.00%------             ------12.00%------             ------6.00%------
                       PREMIUM                CASH                           CASH                          CASH
                     ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT   SURR     DEATH
 YEAR    PREMIUMS       AT 5%        VALUE    VALUE   BENEFIT      VALUE     VALUE   BENEFIT      VALUE    VALUE   BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1       5750          6037         3783     4070    300000       4310      4597   300000        4046     4333    300000
   2       5750         12377         7438     7582    300000       8995      9139   300000        8200     8344    300000
   3       5750         19033        10964    10964    300000      14093     14093   300000       12464    12464    300000
   4       5750         26022        14357    14357    300000      19645     19645   300000       16840    16840    300000
   5       5750         33361        17612    17612    300000      25691     25691   300000       21324    21324    300000
   6       5750         41067        21129    21129    300000      32730     32730   300000       26344    26344    300000
   7       5750         49157        24485    24485    300000      40409     40409   300000       31485    31485    300000
   8       5750         57653        27667    27667    300000      48786     48786   300000       36739    36739    300000
   9       5750         66573        30663    30663    300000      57930     57930   300000       42102    42102    300000
   10      5750         75939        33454    33454    300000      67916     67916   300000       47561    47561    300000
   15      5750        130281        44926    44926    300000     137457    137457   300000       77974    77974    300000
   20      5750        199636        48698    48698    300000     249126    249126   443693      111329   111329    300000
   25      5750        288152        39029    39029    300000     416811    416811   658145      146668   146668    300000
   30      5750        401124         3345     3345    300000     661736    661736   940989      183808   183808    300000

 AGE 65    5750        215655        48068    48068    300000     277552    277552   481830      118242   118242    300000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURI NG THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
Strategic Advantage                  48

PROSPECT:  INSURED'S NAME
MALE 45 NON-SMOKER                                    PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $300000                     DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM: $ 5750.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                        ------0.00%------             ------12.00%------             ------6.00%------
                       PREMIUM                CASH                           CASH                          CASH
                     ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT   SURR     DEATH
 YEAR    PREMIUMS       AT 5%        VALUE    VALUE   BENEFIT      VALUE     VALUE   BENEFIT      VALUE    VALUE   BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1       5750          6037         4237     4525    300000       4793      5080   300000        4515     4802    300000
   2       5750         12377         8179     8323    300000       9840      9983   300000        8992     9136    300000
   3       5750         19033        11869    11869    300000      15212     15212   300000       13473    13473    300000
   4       5750         26022        15413    15413    300000      21052     21052   300000       18061    18061    300000
   5       5750         33361        18892    18892    300000      27496     27496   300000       22846    22846    300000
   6       5750         41067        22707    22707    300000      35052     35052   300000       28257    28257    300000
   7       5750         49157        26453    26453    300000      43393     43393   300000       33902    33902    300000
   8       5750         57653        30094    30094    300000      52569     52569   300000       39755    39755    300000
   9       5750         66573        33610    33610    300000      62654     62654   300000       45808    45808    300000
  10       5750         75939        36998    36998    300000      73744     73744   300000       52066    52066    300000
  15       5750        130281        52691    52691    300000     151931    151931   309636       88400    88400    300000
  20       5750        199636        61750    61750    300000     276689    276689   492783      130289   130289    300000
  25       5750        288152        60391    60391    300000     467918    467918   738842      179255   179255    300000
  30       5750        401124        39357    39357    300000     752884    752884  1070601      236891   236891    336859

 AGE 65    5750        215655        62493    62493    300000     308821    308821   536114      139436   139436    300000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
Strategic Advantage                  49

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                    PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $150000                     DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $150000            ANNUAL PREMIUM: $ 5750.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                        ------0.00%------             ------12.00%------             ------6.00%------
                       PREMIUM                CASH                           CASH                          CASH
                     ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT   SURR     DEATH
 YEAR    PREMIUMS       AT 5%        VALUE    VALUE   BENEFIT      VALUE     VALUE   BENEFIT      VALUE    VALUE   BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1       5750          6037         3782     4070    300000       4309      4597   300000        4045     4333    300000
   2       5750         12377         7437     7581    300000       8994      9138   300000        8199     8343    300000
   3       5750         19033        10962    10962    300000      14092     14092   300000       12463    12463    300000
   4       5750         26022        14356    14356    300000      19643     19643   300000       16838    16838    300000
   5       5750         33361        17610    17610    300000      25689     25689   300000       21322    21322    300000
   6       5750         41067        21127    21127    300000      32727     32727   300000       26341    26341    300000
   7       5750         49157        24483    24483    300000      40405     40405   300000       31482    31482    300000
   8       5750         57653        27665    27665    300000      48782     48782   300000       36737    36737    300000
   9       5750         66573        30661    30661    300000      57927     57927   300000       42100    42100    300000
   10      5750         75939        33454    33454    300000      67913     67913   300000       47559    47559    300000
   15      5750        130281        44940    44940    300000     137461    137461   300000       77988    77988    300000
   20      5750        199636        48770    48770    300000     249132    249132   443704      111399   111399    300000
   25      5750        288152        39307    39307    300000     416821    416821   658160      146892   146892    300000
   30      5750        401124         4315     4315    300000     661751    661751   941010      184404   184404    300000

  AGE 65   5750        215655        48164    48164    300000     277559    277559   481842      118332   118332    300000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
Strategic Advantage                  50

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                    PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $150000                     DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $150000            ANNUAL PREMIUM: $ 5750.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                        ------0.00%------             ------12.00%------             ------6.00%------
                       PREMIUM                CASH                           CASH                          CASH
                     ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT   SURR     DEATH
 YEAR    PREMIUMS       AT 5%        VALUE    VALUE   BENEFIT      VALUE     VALUE   BENEFIT      VALUE    VALUE   BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1       5750          6037         4418     4705    300000       4985      5272   300000        4701     4989    300000
   2       5750         12377         8612     8756    300000      10324     10468   300000        9451     9595    300000
   3       5750         19033        12613    12613    300000      16084     16084   300000       14279    14279    300000
   4       5750         26022        16480    16480    300000      22372     22372   300000       19249    19249    300000
   5       5750         33361        20258    20258    300000      29290     29290   300000       24413    24413    300000
   6       5750         41067        24353    24353    300000      37352     37352   300000       30204    30204    300000
   7       5750         49157        28357    28357    300000      46237     46237   300000       36229    36229    300000
   8       5750         57653        32261    32261    300000      56024     56024   300000       42488    42488    300000
   9       5750         66573        36051    36051    300000      66788     66788   300000       48981    48981    300000
   10      5750         75939        39712    39712    300000      78588     78588   300000       55703    55703    300000
   15      5750        130281        56623    56623    300000     160849    160849   327810       94500    94500    300000
   20      5750        199636        67323    67323    300000     290881    290881   518058      139432   139432    300000
   25      5750        288152        69398    69398    300000     490145    490145   773939      192595   192595    304108
   30      5750        401124        55462    55462    300000     787026    787026  1119152      252826   252826    359519

  AGE 65   5750        215655        68550    68550    300000     324367    324367   563100      149318   149318    300000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
Strategic Advantage                  51

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                    PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $300000                     DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM: $ 5750.00
                                                   GUIDELINE PREMIUM TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                        ------0.00%------             ------12.00%------             ------6.00%------
                       PREMIUM                CASH                           CASH                          CASH
                     ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT   SURR     DEATH
 YEAR    PREMIUMS       AT 5%        VALUE    VALUE   BENEFIT      VALUE     VALUE   BENEFIT      VALUE    VALUE   BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1       5750          6037         3783     4070    300000       4310      4597   300000        4046     4333    300000
   2       5750         12377         7438     7582    300000       8995      9139   300000        8200     8344    300000
   3       5750         19033        10964    10964    300000      14093     14093   300000       12464    12464    300000
   4       5750         26022        14357    14357    300000      19645     19645   300000       16840    16840    300000
   5       5750         33361        17612    17612    300000      25691     25691   300000       21324    21324    300000
   6       5750         41067        21129    21129    300000      32730     32730   300000       26344    26344    300000
   7       5750         49157        24485    24485    300000      40409     40409   300000       31485    31485    300000
   8       5750         57653        27667    27667    300000      48786     48786   300000       36739    36739    300000
   9       5750         66573        30663    30663    300000      57930     57930   300000       42102    42102    300000
   10      5750         75939        33454    33454    300000      67916     67916   300000       47561    47561    300000
   15      5750        130281        44926    44926    300000     137457    137457   300000       77974    77974    300000
   20      5750        199636        48698    48698    300000     255148    255148   311281      111329   111329    300000
   25      5750        288152        39029    39029    300000     452480    452480   524877      146668   146668    300000
   30      5750        401124         3345     3345    300000     775232    775232   829499      183808   183808    300000

  AGE 65   5750        215655        48068    48068    300000     287386    287386   344864      118242   118242    300000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.


--------------------------------------------------------------------------------
Strategic Advantage                  52

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                    PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $300000                     DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM: $ 5750.00
                                                   GUIDELINE PREMIUM TEST
                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                        ------0.00%------             ------12.00%------             ------6.00%------
                       PREMIUM                CASH                           CASH                          CASH
                     ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT   SURR     DEATH
 YEAR    PREMIUMS       AT 5%        VALUE    VALUE   BENEFIT      VALUE     VALUE   BENEFIT      VALUE    VALUE   BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1       5750          6037         4237     4525    300000       4793      5080   300000        4515     4802    300000
   2       5750         12377         8179     8323    300000       9840      9983   300000        8992     9136    300000
   3       5750         19033        11869    11869    300000      15212     15212   300000       13473    13473    300000
   4       5750         26022        15413    15413    300000      21052     21052   300000       18061    18061    300000
   5       5750         33361        18892    18892    300000      27496     27496   300000       22846    22846    300000
   6       5750         41067        22707    22707    300000      35052     35052   300000       28257    28257    300000
   7       5750         49157        26453    26453    300000      43393     43393   300000       33902    33902    300000
   8       5750         57653        30094    30094    300000      52569     52569   300000       39755    39755    300000
   9       5750         66573        33610    33610    300000      62654     62654   300000       45808    45808    300000
   10      5750         75939        36998    36998    300000      73744     73744   300000       52066    52066    300000
   15      5750        130281        52691    52691    300000     151941    151941   300000       88400    88400    300000
   20      5750        199636        61750    61750    300000     283479    283479   345845      130289   130289    300000
   25      5750        288152        60391    60391    300000     501350    501350   581566      179255   179255    300000
   30      5750        401124        39357    39357    300000     858653    858653   918759      239792   239792    300000

  AGE 65   5750        215655        62493    62493    300000     318987    318987   382784      139436   139436    300000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
Strategic Advantage                  53

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.

Name and Principal
Business and Address       Position and Offices with Security Life of Denver
--------------------       -------------------------------------------------
R. Glenn Hilliard*         Chief Executive Officer

Stephen M. Christopher     Director, President and Chief Operating Officer

Catherine T. Fitzgerald*   Executive Vice President

Keith T. Glover*           Executive Vice President

James L. Livingston, Jr.   Executive Vice President, Operations

Jeffrey R. Messner         Executive Vice President and Chief Marketing Officer

Thomas F. Conroy           Director and President, Security Life Reinsurance

Michael W. Cunningham*     Director, Executive Vice President

Linda B. Emory*            Director, Vice President and Appointed Actuary

Jess A. Skriletz           President, Institutional Markets

John R. Barmeyer*          Senior Vice President and Chief Legal Officer

Wayne D. Bidelman          Senior Vice President

Eugene L. Copeland         Senior Vice President and General Counsel, Security
                            Life Reinsurance and Institutional Markets

Michael Fisher*            Senior Vice President, Litigation

Carol D. Hard              Senior Vice President, Variable

Philip R. Kruse            Senior Vice President, Sales & Marketing

--------------------------------------------------------------------------------
Strategic Advantage                  54

Name and Principal
Business and Address       Position and Offices with Security Life of Denver
--------------------       -------------------------------------------------
Charles LeDoyen**          Senior Vice President, Structured Settlements

Timothy P. McCarthy        Senior Vice President, Marketing Services

Jeffery W. Seel*           Senior Vice President and Chief Investment Officer

Lawrence D. Taylor         Senior Vice President and Chief Actuary

Louis N. Trapolino         Senior  Vice President, Distribution

William D. Tyler           Senior Vice President and Chief Information Officer

William H. Alexander       Vice President and Medical Director

Katherine Anderson         Vice President, Chief Product Actuary, Security Life
                           Reinsurance

Carole A. Baumbush         Vice President, Reinsurance Operations

Evelyn A. Bentz            Vice President, M Financial Sales

Thomas Kirby Brown         Vice President, Institutional Markets

Daniel S. Clements         Vice President and Chief Underwriter

Denise S. Dumont           Vice President, Utility Services

Linda Elliott              Vice President, CIO Information Technology

Larry D. Erb               Vice President, Information Technology

Martha K. Evans            Vice President, Variable Operations

Deborah B. Holden          Vice President, Human Resources

Brian Holland              Vice President, Sales and International Risk
                           Management

Kenneth Kiefer**           Vice President, Operations, Structured Settlements

Richard D. King            Vice President and Medical Director

Greg McGreevey             Vice President, Marketing, Institutional Markets

C. Lynn McPherson*         Vice President

--------------------------------------------------------------------------------
Strategic Advantage                  55

Name and Principal
Business and Address       Position and Offices with Security Life of Denver
--------------------       -------------------------------------------------
Sue A. Miskie              Vice President, Corporate Services

Donna T. Mosely            Vice President, Valuation

Daniel G. Patsey           Vice President, Strategic Technology

David S. Pendergrass*      Vice President and Treasury Officer

Steve Pryde                Vice President, Administration, Security Life
                           Reinsurance

Christiaan M. Rutten       Vice President, Structured Reinsurance

Casey J. Scott             Vice President, Sales Operations

Alan C. Singer             Vice President, Customer Relations and Regulatory
                            Compliance

Mark A. Smith              Vice President, Insurance Services

Jerome M. Strop            Vice President, Strategic Marketing

Gary W. Waggoner           Vice President, General Counsel and Secretary

William Wojciechowski      Vice President, Business Consulting and Financial
                            Markets

Stephen J. Yarina          Vice President, Treasurer and Chief Financial Officer

Roger O. Beebe             Actuarial Officer

Eric Banta                 Assistant Secretary

Marsha K. Crest            Agency Administration Officer

John B. Dickinson          Actuarial Officer

Relda A. Fleshman          Deputy General Counsel

Shirley A. Knarr           Actuarial Officer

Lisa K. Smith              Multi-Life Officer

Glen E. Stark              Actuarial Officer

William J. Wagner          Actuarial Officer

Amy L. Winsor              Tax and Finance Officer

--------------------------------------------------------------------------------
Strategic Advantage                  56

STATE REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this Policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various Federal securities laws and regulations.

LEGAL MATTERS

The legal matters in connection with the Policy described in this prospectus have been passed on by the General Counsel of Security Life and Mayer, Brown and Platt.

LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation.
We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the Policy or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the Policy, is not engaged in any litigation of any material nature.

EXPERTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account L1 at December 31, 1997, and for each of the two years in the period ended December 31, 1997, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Lawrence D. Taylor, F.S.A, M.A.A.A, who is the Senior Vice President and Chief Actuarial Officer of Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

REGISTRATION STATEMENT

We have filed a Registration Statement relating to the Variable Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. You will have to pay a fee for the material.

YEAR 2000 PREPAREDNESS

Security Life is aware of potential computer system challenges associated with the year 2000. We plan to upgrade our current variable life administration system by early 1999. It is expected that this upgrade will make our system year-2000 compatible. We do not anticipate delays or problems in processing or administering variable life products in the year 2000 or beyond.

--------------------------------------------------------------------------------
Strategic Advantage                  57

FINANCIAL STATEMENTS


The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, are prepared in accordance with generally accepted accounting principles and start on page ?.

The financial statements included for the Security Life Separate Account L1 at December 31, 1997 and for each of the two years in the period ended December 31, 1997, are prepared in accordance with generally accepted accounting principles and represent those Divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Divisions of Security Life Separate Account L1.

The most current financial statements are those as of the end of the most recent fiscal year. The Company does not prepare financial statements more often than annually and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, the Company represents that there have been no significant adverse changes in the financial condition or operations of the Company between the end of the most current fiscal year and the date of this prospectus.

--------------------------------------------------------------------------------
Strategic Advantage                  58

APPENDIX A

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

MALE NONSMOKER

    Attained          Attained          Attained          Attained
      Age     Factor    Age     Factor    Age     Factor    Age     Factor

       0      12.574     25      6.095     50      2.671     75      1.396
       1      12.681     26      5.904     51      2.589     76      1.372
       2      12.341     27      5.717     52      2.509     77      1.349
       3      11.996     28      5.533     53      2.433     78      1.328
       4      11.655     29      5.354     54      2.360     79      1.307

       5      11.316     30      5.179     55      2.290     80      1.288
       6      10.979     31      5.008     56      2.223     81      1.270
       7      10.644     32      4.843     57      2.159     82      1.253
       8      10.311     33      4.682     58      2.097     83      1.236
       9       9.982     34      4.527     59      2.038     84      1.221

       10      9.660     35      4.376     60      1.982     85      1.207
       11      9.345     36      4.231     61      1.928     86      1.195
       12      9.041     37      4.091     62      1.877     87      1.183
       13      8.750     38      3.955     63      1.828     88      1.172
       14      8.476     39      3.825     64      1.781     89      1.161

       15      8.218     40      3.699     65      1.736     90      1.151
       16      7.973     41      3.577     66      1.694     91      1.141
       17      7.740     42      3.461     67      1.654     92      1.131
       18      7.517     43      3.348     68      1.615     93      1.120
       19      7.301     44      3.240     69      1.579     94      1.109

       20      7.091     45      3.136     70      1.544     95      1.097
       21      6.886     46      3.036     71      1.511     96      1.083
       22      6.684     47      2.939     72      1.480     97      1.069
       23      6.484     48      2.847     73      1.450     98      1.054
       24      6.288     49      2.757     74      1.422     99      1.040
                                                            100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                  59

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

MALE SMOKER

    Attained          Attained          Attained          Attained
       Age    Factor    Age     Factor    Age     Factor    Age     Factor

        0     10.511     25      4.963     50      2.267     75      1.330
        1     10.508     26      4.811     51      2.205     76      1.312
        2     10.203     27      4.661     52      2.145     77      1.295
        3      9.897     28      4.515     53      2.088     78      1.280
        4      9.597     29      4.371     54      2.034     79      1.265

        5      9.301     30      4.231     55      1.982     80      1.251
        6      9.007     31      4.094     56      1.933     81      1.238
        7      8.718     32      3.962     57      1.886     82      1.225
        8      8.433     33      3.834     58      1.841     83      1.213
        9      8.153     34      3.710     59      1.798     84      1.202

       10      7.879     35      3.590     60      1.757     85      1.191
       11      7.613     36      3.475     61      1.717     86      1.182
       12      7.356     37      3.363     62      1.680     87      1.173
       13      7.109     38      3.256     63      1.644     88      1.164
       14      6.876     39      3.153     64      1.610     89      1.155

       15      6.654     40      3.054     65      1.577     90      1.147
       16      6.456     41      2.959     66      1.547     91      1.138
       17      6.269     42      2.869     67      1.518     92      1.129
       18      6.091     43      2.782     68      1.490     93      1.120
       19      5.919     44      2.698     69      1.464     94      1.109

       20      5.752     45      2.619     70      1.438     95      1.097
       21      5.590     46      2.542     71      1.414     96      1.083
       22      5.430     47      2.469     72      1.391     97      1.069
       23      5.272     48      2.399     73      1.369     98      1.054
       24      5.117     49      2.331     74      1.349     99      1.040

                                                            100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                  60

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

FEMALE NONSMOKER

     Attained           Attained  Factor  Attained  Factor  Attained  Factor
        Age     Factor    Age               Age               Age

         0      14.687    25       6.861     50      3.013     75      1.493
         1      14.680    26       6.638     51      2.920     76      1.461
         2      14.279    27       6.421     52      2.831     77      1.430
         3      13.873    28       6.211     53      2.745     78      1.401
         4      13.471    29       6.007     54      2.662     79      1.373

         5      13.073    30       5.809     55      2.583     80      1.347
         6      12.682    31       5.618     56      2.507     81      1.322
         7      12.294    32       5.432     57      2.433     82      1.299
         8      11.915    33       5.252     58      2.362     83      1.278
         9      11.541    34       5.078     59      2.293     84      1.257

        10      11.175    35       4.910     60      2.226     85      1.239
        11      10.817    36       4.747     61      2.162     86      1.221
        12      10.469    37       4.590     62      2.100     87      1.205
        13      10.132    38       4.439     63      2.040     88      1.190
        14       9.807    39       4.294     64      1.983     89      1.176

        15       9.494    40       4.154     65      1.928     90      1.163
        16       9.192    41       4.019     66      1.876     91      1.150
        17       8.899    42       3.890     67      1.826     92      1.137
        18       8.617    43       3.765     68      1.778     93      1.125
        19       8.344    44       3.645     69      1.732     94      1.112

        20       8.078    45       3.530     70      1.688     95      1.098
        21       7.821    46       3.419     71      1.645     96      1.084
        22       7.571    47       3.312     72      1.604     97      1.069
        23       7.327    48       3.208     73      1.565     98      1.054
        24       7.091    49       3.109     74      1.528     99      1.040

                                                              100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                  61

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

FEMALE SMOKER

     Attained   Factor  Attained  Factor  Attained  Factor  Attained  Factor
        Age               Age               Age               Age

         0      13.162     25      6.032     50      2.728     75      1.451
         1      13.099     26      5.836     51      2.651     76      1.423
         2      12.723     27      5.647     52      2.578     77      1.396
         3      12.346     28      5.463     53      2.507     78      1.371
         4      11.974     29      5.285     54      2.438     79      1.347

         5      11.608     30      5.113     55      2.373     80      1.325
         6      11.248     31      4.946     56      2.310     81      1.303
         7      10.894     32      4.785     57      2.249     82      1.283
         8      10.547     33      4.629     58      2.190     83      1.263
         9      10.207     34      4.478     59      2.132     84      1.246

        10       9.874     35      4.332     60      2.076     85      1.229
        11       9.550     36      4.192     61      2.022     86      1.214
        12       9.234     37      4.056     62      1.969     87      1.199
        13       8.930     38      3.926     63      1.919     88      1.186
        14       8.636     39      3.801     64      1.870     89      1.173

        15       8.352     40      3.682     65      1.824     90      1.161
        16       8.085     41      3.568     66      1.780     91      1.149
        17       7.826     42      3.459     67      1.738     92      1.137
        18       7.577     43      3.354     68      1.697     93      1.125
        19       7.336     44      3.254     69      1.658     94      1.112

        20       7.102     45      3.158     70      1.620     95      1.098
        21       6.876     46      3.065     71      1.583     96      1.084
        22       6.655     47      2.976     72      1.547     97      1.069
        23       6.441     48      2.890     73      1.513     98      1.054
        24       6.234     49      2.808     74      1.481     99      1.040

                                                              100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                  62

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

UNISEX 1 NONSMOKER

      Attained   Factor  Attained  Factor  Attained  Factor  Attained  Factor
        Age                Age               Age               Age

         0       12.574     25      6.095     50      2.671     75      1.396
         1       12.681     26      5.904     51      2.589     76      1.372
         2       12.341     27      5.717     52      2.509     77      1.349
         3       11.996     28      5.533     53      2.433     78      1.328
         4       11.655     29      5.354     54      2.360     79      1.307

         5       11.316     30      5.179     55      2.290     80      1.288
         6       10.979     31      5.008     56      2.223     81      1.270
         7       10.644     32      4.843     57      2.159     82      1.253
         8       10.311     33      4.682     58      2.097     83      1.236
         9        9.982     34      4.527     59      2.038     84      1.221

         10       9.660     35      4.376     60      1.982     85      1.207
         11       9.345     36      4.231     61      1.928     86      1.195
         12       9.041     37      4.091     62      1.877     87      1.183
         13       8.750     38      3.955     63      1.828     88      1.172
         14       8.476     39      3.825     64      1.781     89      1.161

         15       8.218     40      3.699     65      1.736     90      1.151
         16       7.973     41      3.577     66      1.694     91      1.141
         17       7.740     42      3.461     67      1.654     92      1.131
         18       7.517     43      3.348     68      1.615     93      1.120
         19       7.301     44      3.240     69      1.579     94      1.109

         20       7.091     45      3.136     70      1.544     95      1.097
         21       6.886     46      3.036     71      1.511     96      1.083
         22       6.684     47      2.939     72      1.480     97      1.069
         23       6.484     48      2.847     73      1.450     98      1.054
         24       6.288     49      2.757     74      1.422     99      1.040

                                                               100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.


--------------------------------------------------------------------------------
Strategic Advantage                  63

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

UNISEX 1 SMOKER

     Attained   Factor  Attained  Factor  Attained  Factor  Attained  Factor
        Age               Age               Age               Age

         0      10.511     25      4.963     50      2.267     75      1.330
         1      10.508     26      4.811     51      2.205     76      1.312
         2      10.203     27      4.661     52      2.145     77      1.295
         3       9.897     28      4.515     53      2.088     78      1.280
         4       9.597     29      4.371     54      2.034     79      1.265

         5       9.301     30      4.231     55      1.982     80      1.251
         6       9.007     31      4.094     56      1.933     81      1.238
         7       8.718     32      3.962     57      1.886     82      1.225
         8       8.433     33      3.834     58      1.841     83      1.213
         9       8.153     34      3.710     59      1.798     84      1.202

        10       7.879     35      3.590     60      1.757     85      1.191
        11       7.613     36      3.475     61      1.717     86      1.182
        12       7.356     37      3.363     62      1.680     87      1.173
        13       7.109     38      3.256     63      1.644     88      1.164
        14       6.876     39      3.153     64      1.610     89      1.155

        15       6.654     40      3.054     65      1.577     90      1.147
        16       6.456     41      2.959     66      1.547     91      1.138
        17       6.269     42      2.869     67      1.518     92      1.129
        18       6.091     43      2.782     68      1.490     93      1.120
        19       5.919     44      2.698     69      1.464     94      1.109

        20       5.752     45      2.619     70      1.438     95      1.097
        21       5.590     46      2.542     71      1.414     96      1.083
        22       5.430     47      2.469     72      1.391     97      1.069
        23       5.272     48      2.399     73      1.369     98      1.054
        24       5.117     49      2.331     74      1.349     99      1.040

                                                              100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                  64

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

UNISEX 2 NONSMOKER

     Attained  Factor  Attained  Factor  Attained  Factor  Attained  Factor
        Age              Age               Age               Age

         0     12.943     25      6.234     50      2.733     75      1.418
         1     13.032     26      6.037     51      2.649     76      1.392
         2     12.683     27      5.845     52      2.568     77      1.368
         3     12.327     28      5.657     53      2.490     78      1.345
         4     11.975     29      5.473     54      2.415     79      1.323

         5     11.626     30      5.294     55      2.343     80      1.303
         6     11.278     31      5.120     56      2.275     81      1.283
         7     10.934     32      4.950     57      2.209     82      1.265
         8     10.593     33      4.786     58      2.146     83      1.247
         9     10.256     34      4.627     59      2.085     84      1.231

        10      9.926     35      4.474     60      2.027     85      1.216
        11      9.604     36      4.325     61      1.972     86      1.202
        12      9.292     37      4.182     62      1.918     87      1.190
        13      8.994     38      4.043     63      1.868     88      1.178
        14      8.710     39      3.910     64      1.819     89      1.166

        15      8.443     40      3.782     65      1.773     90      1.155
        16      8.188     41      3.658     66      1.729     91      1.144
        17      7.945     42      3.539     67      1.687     92      1.133
        18      7.712     43      3.424     68      1.647     93      1.122
        19      7.487     44      3.314     69      1.609     94      1.110

        20      7.267     45      3.208     70      1.573     95      1.097
        21      7.053     46      3.106     71      1.538     96      1.084
        22      6.843     47      3.007     72      1.506     97      1.069
        23      6.637     48      2.912     73      1.475     98      1.054
        24      6.433     49      2.821     74      1.445     99      1.040

                                                             100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                  65

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

UNISEX 2 SMOKER

     Attained  Factor  Attained  Factor  Attained  Factor  Attained  Factor
        Age              Age               Age               Age

         0     10.942     25      5.143     50      2.347     75      1.361
         1     10.931     26      4.984     51      2.282     76      1.341
         2     10.616     27      4.828     52      2.221     77      1.323
         3     10.298     28      4.675     53      2.162     78      1.306
         4      9.985     29      4.526     54      2.105     79      1.289

         5      9.677     30      4.380     55      2.052     80      1.274
         6      9.373     31      4.239     56      2.000     81      1.259
         7      9.072     32      4.102     57      1.951     82      1.244
         8      8.777     33      3.969     58      1.904     83      1.230
         9      8.487     34      3.841     59      1.859     84      1.217

        10      8.203     35      3.717     60      1.816     85      1.205
        11      7.927     36      3.597     61      1.774     86      1.194
        12      7.660     37      3.481     62      1.735     87      1.183
        13      7.405     38      3.371     63      1.697     88      1.173
        14      7.161     39      3.264     64      1.660     89      1.163

        15      6.930     40      3.162     65      1.626     90      1.153
        16      6.721     41      3.064     66      1.594     91      1.143
        17      6.523     42      2.970     67      1.563     92      1.133
        18      6.334     43      2.880     68      1.534     93      1.122
        19      6.152     44      2.794     69      1.505     94      1.110

        20      5.975     45      2.711     70      1.478     95      1.097
        21      5.803     46      2.632     71      1.452     96      1.084
        22      5.634     47      2.556     72      1.427     97      1.069
        23      5.468     48      2.484     73      1.404     98      1.054
        24      5.305     49      2.414     74      1.382     99      1.040

                                                             100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                  66

APPENDIX B

Factors for the
Guideline Premium/Cash Value Corridor Test
For a Life Insurance Policy

     Attained  Factor  Attained  Factor  Attained  Factor  Attained  Factor
        Age              Age               Age               Age

         0       2.50     25       2.50     50       1.85     75       1.05
         1       2.50     26       2.50     51       1.78     76       1.05
         2       2.50     27       2.50     52       1.71     77       1.05
         3       2.50     28       2.50     53       1.64     78       1.05
         4       2.50     29       2.50     54       1.57     79       1.05

         5       2.50     30       2.50     55       1.50     80       1.05
         6       2.50     31       2.50     56       1.46     81       1.05
         7       2.50     32       2.50     57       1.42     82       1.05
         8       2.50     33       2.50     58       1.38     83       1.05
         9       2.50     34       2.50     59       1.34     84       1.05

        10       2.50     35       2.50     60       1.30     85       1.05
        11       2.50     36       2.50     61       1.28     86       1.05
        12       2.50     37       2.50     62       1.26     87       1.05
        13       2.50     38       2.50     63       1.24     88       1.05
        14       2.50     39       2.50     64       1.22     89       1.05

        15       2.50     40       2.50     65       1.20     90       1.05
        16       2.50     41       2.43     66       1.19     91       1.04
        17       2.50     42       2.36     67       1.18     92       1.03
        18       2.50     43       2.29     68       1.17     93       1.02
        19       2.50     44       2.22     69       1.16     94       1.01

        20       2.50     45       2.15     70       1.15     95       1.00
        21       2.50     46       2.09     71       1.13     96       1.00
        22       2.50     47       2.03     72       1.11     97       1.00
        23       2.50     48       1.97     73       1.09     98       1.00
        24       2.50     49       1.91     74       1.07     99       1.00

                                                             100       1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                  67

APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each Division of the Variable Account affects the Cash Surrender Value, Account Value and Death Benefit of a Policy. These hypothetical illustrations are based on the actual historical return of each Portfolio as if a Policy had been issued on the date indicated. Each Portfolio's Annual Total Return is based on the total return calculated for each fiscal year. These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $5,750 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $300,000 face amount, the Cash Value Accumulation Test, death benefit Option 1, issued to a standard, nonsmoker male, Age 45. In each case, it is assumed that all premiums are allocated to the Division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of Premium Payments and the use of other Policy features, such as Policy Loans, would affect individual Policy benefits.

The amounts shown for the Cash Surrender Values, Account Values and Death Benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each Portfolio's charges and expenses. See Charges, Deductions and Refunds, page 31. This prospectus also contains illustrations based on assumed rates of return. See Illustrations of Death Benefits, Account Values, Surrender Values and Accumulated Premiums, page 46.

--------------------------------------------------------------------------------
Strategic Advantage                  68

                          HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45                           Cash Value Accumulation Test
Standard Risk Class                             Death Benefit Option 1
Stated Death Benefit $300,000                   Annual Premium $ 5,750
--------------------------------------------------------------------------------

NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO
        Year           Annual Total   Cash Surrender  Account   Death
       Ended:            Return*          Value        Value   Benefit
      12/31/88             7.17%           4,898        4,610  300,000
      12/31/89            10.77%           9,751        9,607  300,000
      12/31/90             8.32%          14,565       14,565  300,000
      12/31/91            11.34%          20,380       20,380  300,000
      12/31/92             5.18%          25,291       25,291  300,000
      12/31/93             6.63%          31,272       31,272  300,000
      12/31/94           (0.15)%          35,177       35,177  300,000
      12/31/95            10.94%          43,404       43,404  300,000
      12/31/96             4.31%          49,249       49,249  300,000
      12/31/97             6.74%          54,548       56,548  300,000

NEUBERGER & BERMAN AMT GROWTH PORTFOLIO
        Year           Annual Total   Cash Surrender  Account   Death
       Ended:            Return*          Value        Value   Benefit

      12/31/88            25.97%           5,771        5,483  300,000
      12/31/89            29.47%          12,579       12,435  300,000
      12/31/90           (8.19)%          14,847       14,847  300,000
      12/31/91            29.73%          24,216       24,216  300,000
      12/31/92             9.54%          30,552       30,552  300,000
      12/31/93             6.79%          36,917       36,917  300,000
      12/31/94           (4.99)%          38,788       38,788  300,000
      12/31/95            31.73%          56,401       56,401  300,000
      12/31/96             9.14%          65,701       65,701  300,000
      12/31/97            29.01%          89,664       89,664  300,000

NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO
        Year           Annual Total   Cash Surrender  Account   Death
       Ended:             Return*         Value        Value   Benefit

      12/31/95            36.47%           6,260        5,972  300,000
      12/31/96            29.57%          13,219       13,076  300,000
      12/31/97            31.25%          22,306       22,306  300,000

The assumptions underlying these values are described in Performance Information, page 68.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Strategic Advantage                  69

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $300,000                 Annual Premium $ 5,750
--------------------------------------------------------------------------------

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:               Return*         Value        Value   Benefit
        12/31/89              64.48%           7,567        7,280  300,000
        12/31/90               8.71%          12,451       12,307  300,000
        12/31/91              57.54%          25,695       25,695  300,000
        12/31/92               3.55%          30,392       30,392  300,000
        12/31/93              13.28%          38,585       38,585  300,000
        12/31/94             (4.38)%          40,650       40,650  300,000
        12/31/95              44.31%          64,597       64,597  300,000
        12/31/96               4.18%          71,267       71,267  300,000
        12/31/97              11.39%          83,576       83,576  300,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/94             (1.54)%           4,495        4,207  300,000
        12/31/95              44.45%          12,244       12,100  300,000
        12/31/96              11.90%          17,843       17,843  300,000
        12/31/97              15.01%          24,828       24,828  300,000

ALGER AMERICAN GROWTH PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/90               4.14%           4,757        4,470  300,000
        12/31/91              40.39%          12,256       12,112  300,000
        12/31/92              12.38%          17,936       17,936  300,000
        12/31/93              22.47%          26,593       26,593  300,000
        12/31/94               1.45%          30,651       30,651  300,000
        12/31/95              36.37%          47,446       47,446  300,000
        12/31/96              13.35%          58,279       58,279  300,000
        12/31/97              25.75%          78,236       78,236  300,000

The assumptions underlying these values are described in Performance Information, page 68.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage                  70

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $300,000                 Annual Premium $ 5,750
--------------------------------------------------------------------------------


ALGER AMERICAN LEVERAGED ALL CAP
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:               Return*         Value        Value   Benefit
        12/31/96              12.04%           5,123        4,836  300,000
        12/31/97              19.68%          10,831       10,687  300,000

FIDELITY VIP GROWTH PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/88              15.58%           5,288        5,000  300,000
        12/31/89              31.51%          12,152       12,008  300,000
        12/31/90            (11.73)%          13,878       13,878  300,000
        12/31/91              45.51%          25,839       25,839  300,000
        12/31/92               9.32%          32,257       32,257  300,000
        12/31/93              19.37%          43,364       43,364  300,000
        12/31/94             (0.02)%          47,268       47,268  300,000
        12/31/95              35.36%          69,414       69,414  300,000
        12/31/96              14.71%          83,969       83,969  300,000
        12/31/97              23.48%         108,283      108,283  300,000

FIDELITY VIP OVERSEAS PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/88               8.13%           4,943        4,655  300,000
        12/31/89              26.28%          11,220       11,076  300,000
        12/31/90             (1.67)%          14,608       14,608  300,000
        12/31/91               8.00%          19,797       19,797  300,000
        12/31/92            (10.72)%          20,858       20,858  300,000
        12/31/93              37.35%          34,391       34,391  300,000
        12/31/94               1.72%          39,007       39,007  300,000
        12/31/95               9.74%          47,117       47,117  300,000
        12/31/96              13.15%          57,667       57,667  300,000
        12/31/97              11.56           68,499       68,499  300,000

The assumptions underlying these values are described in Performance Information, page 68.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage                  71

Nonsmoker Male Age 45                       Cash Value Accumulation Test
Standard Risk Class                         Death Benefit Option 1
Stated Death Benefit $300,000               Annual Premium $ 5,750
--------------------------------------------------------------------------------

FIDELITY VIP MONEY MARKET PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
          Ended               Return*         Value        Value   Benefit
        12/31/88               7.39%           4,908        4,620  300,000
        12/31/89               9.12%           9,612        9,468  300,000
        12/31/90               8.04%          14,376       14,376  300,000
        12/31/91               6.09%          19,190       19,190  300,000
        12/31/92               3.90%          23,744       23,744  300,000
        12/31/93               3.23%          28,666       28,666  300,000
        12/31/94               4.25%          34,045       34,045  300,000
        12/31/95               5.87%          40,199       40,199  300,000
        12/31/96               5.41%          46,407       46,407  300,000
        12/31/97               5.51%          52,898       52,898  300,000

FIDELITY VIP II ASSET MANAGER PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
          Ended              Return*          Value        Value   Benefit
        12/31/90               6.72%           4,877        4,589  300,000
        12/31/91              22.56%          10,799       10,655  300,000
        12/31/92              11.71%          16,205       16,205  300,000
        12/31/93              21.23%          24,227       24,227  300,000
        12/31/94             (6.09)%          26,115       26,115  300,000
        12/31/95              16.96%          35,319       35,319  300,000
        12/31/96              14.60%          45,081       45,081  300,000
        12/31/97              20.65%          59,168       59,168  300,000

FIDELITY VIP II INDEX 500 PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
          Ended              Return*          Value        Value   Benefit
        12/31/93               9.74%           5,017        4,729  300,000
        12/31/94               1.04%           8,986        8,842  300,000
        12/31/95              37.19%          17,559       17,559  300,000
        12/31/96              22.82%          26,210       26,210  300,000
        12/31/97              32.82%          39,822       39,822  300,000

INVESCO VIF TOTAL RETURN PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
          Ended              Return*          Value        Value   Benefit
        12/31/95              22.79%           5,623        5,335  300,000
        12/31/96              12.18%          10,688       10,544  300,000
        12/31/97              22.91%          17,752       17,752  300,000

The assumptions underlying these values are described in Performance Information, page 68.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage                  72

Nonsmoker Male Age 45                          Cash Value Accumulation Test
Standard Risk Class                            Death Benefit Option 1
Stated Death Benefit $300,000                  Annual Premium $ 5,750
--------------------------------------------------------------------------------

INVESCO VIF INDUSTRIAL INCOME PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/95              29.25%           5,923        5,636  300,000
        12/31/96              22.28%          12,047       11,903  300,000
        12/31/97              28.17%          20,271       20,271  300,000

INVESCO VIF HIGH YIELD PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/95              19.76%           5,482        5,194  300,000
        12/31/96              16.59%          10,958       10,814  300,000
        12/31/97              17.33%          17,235       17,235  300,000

INVESCO VIF UTILITIES PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/95               9.08%           4,986        4,699  300,000
        12/31/96              12.76%          10,031        9,887  300,000
        12/31/97              23.41%          17,019       17,019  300,000

VAN ECK WORLDWIDE BOND PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/90              11.25%           5,087        4,779  300,000
        12/31/91              18.39%          10,668       10,524  300,000
        12/31/92             (5.25)%          13,536       13,536  300,000
        12/31/93               7.79%          18,605       18,605  300,000
        12/31/94             (1.32)%          21,946       21,946  300,000
        12/31/95              17.30%          30,551       30,551  300,000
        12/31/96               2.53%          35,399       35,399  300,000
        12/31/97               2.38%          40,235       40,235  300,000

The assumptions underlying these values are described in Performance Information, page 68.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage                  73

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $300,000                 Annual Premium $ 5,750
--------------------------------------------------------------------------------



VAN ECK WORLDWIDE HARD ASSETS FUND
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:               Return*         Value        Value   Benefit
        12/31/91             (2.93)%           4,430        4,143  300,000
        12/31/92             (4.09)%           7,954        7,810  300,000
        12/31/93              64.83%          19,533       19,533  300,000
        12/31/94             (4.78)%          22,054       22,054  300,000
        12/31/95              10.99%          28,574       28,574  300,000
        12/31/96              18.04%          38,542       38,542  300,000
        12/31/97             (1.67)%          41,755       41,755  300,000

VAN ECK WORLDWIDE EMERGING MARKETS FUND
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/96              26.82%           5,811        5,523  300,000
        12/31/97            (11.61)%           8,521        8,377  300,000

AIM VI GOVERNMENT SECURITIES PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/94             (3.73)%           4,394        4,106  300,000
        12/31/95              15.56%           9,607        9,463  300,000
        12/31/96               2.29%          13,576       13,576  300,000
        12/31/97               8.16%          18,715       18,715  300,000

AIM VI CAPITAL APPRECIATION PORTFOLIO
          Year             Annual Total   Cash Surrender  Account   Death
         Ended:              Return*          Value        Value   Benefit
        12/31/94               2.50%           4,682        4,394  300,000
        12/31/95              35.69%          11,731       11,587  300,000
        12/31/96              17.58%          18,177       18,177  300,000
        12/31/97              13.51%          24,874       24,874  300,000

The assumptions underlying these values are described in Performance Information, page 68.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Strategic Advantage                 74

                 STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    issued by
                    Security Life of Denver Insurance Company
                                       and
                        Security Life Separate Account L1



This prospectus describes Strategic Advantage II, an individual flexible premium variable universal life insurance policy (the "Policy" or collectively, "Policies") issued by Security Life of Denver Insurance Company ("Security Life"). The Policy provides insurance coverage with flexibility in death benefits and premium payments. The Policy is designed primarily for use on a multiple-life basis where the Insureds share a common employment or business relationship, and it may be owned individually or by a corporation, trust, association or similar entity. The Policy is funded by Security Life Separate Account L1 (the "Variable Account"). Twenty-three Divisions of the Variable Account are available under the Policy. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Purchasers may utilize both the Divisions of the Variable Account and the Guaranteed Interest Division simultaneously. The Loan Division represents amounts we set aside as collateral for any Policy Loans taken or transferred into the Policy.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

We will pay the Death Proceeds when the Insured dies if the Policy is still in force. The Death Proceeds will equal the death benefit, reduced by any outstanding Policy Loan, accrued loan interest, and any charges incurred prior to the date of the Insured's death but not yet deducted. The death benefit consists of two elements: the Base Death Benefit and any amount added by Rider. The Policy will remain in force as long as the Net Account Value remains positive.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
                  A PROSPECTUS FOR THE PORTFOLIO OR PORTFOLIOS
               BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND
                     SHOULD BE READ IN CONJUNCTION HEREWITH.
                IN THIS PROSPECTUS "WE," "US" AND "OUR" REFER TO
                   SECURITY LIFE OF DENVER INSURANCE COMPANY.

               THIS POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS.
 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. THE FEATURES OF ANY POLICY ISSUED MAY
     VARY DEPENDING ON THE STATE IN WHICH THE CONTRACT IS ISSUED. NO PERSON
    IS AUTHORIZED TO MAKE ANY REPRESENTATION REGARDING THE OFFERING DESCRIBED
        IN THIS PROSPECTUS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
                       OR ANY ATTACHED SUPPLEMENT HERETO.


Date of Prospectus: May 1, 1998

The policy is guaranteed not to lapse during the first three Policy years, regardless of its Net Account Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy Month starting with the first Policy Month to and including the Policy Month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. If the Guaranteed Minimum Death Benefit is effective, the Stated Death Benefit portion of the Policy will remain in force for the Guarantee Period. To continue the Guarantee Period, the required premiums must be paid and the Net Account Value must remain diversified.

The Policy permits the Owner to choose from two death benefit options: Option 1, a fixed benefit that equals the Stated Death Benefit, and Option 2, a benefit that equals the Stated Death Benefit plus the Account Value. The Base Death Benefit in force as of any Valuation Date will not be less than the amount necessary to qualify the Policy as a life insurance contract under the Internal Revenue Code in existence at the time the Policy is issued.

When applying for the Policy, the Owner irrevocably chooses which of two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. If the Guideline Premium/Cash Value Corridor Test is chosen, premium amounts will be limited based on the death benefit of the Policy.

We will not allocate funds to the Policy until we receive the Initial Premium and we have approved the Policy for issue. Thereafter, the timing and amount of premium payments may vary, within specified limits. A higher premium level may be required to keep the Guaranteed Minimum Death Benefit in force. After certain deductions have been made, Net Premiums may be allocated to one or more of the Divisions of the Variable Account and to the Guaranteed Interest Division. The assets of the Divisions of the Variable Account will be used to purchase, at net asset value, shares of designated Portfolios of various investment companies. A Policy may be returned according to the terms of the Right to Examine Policy Period (also called the Free Look Period). Net Premiums allocated to the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio of the Variable Account during the Delivery and Free Look Periods.

The Policy Account Value is the sum of the amounts in the Divisions of the Variable Account plus the amount in the Guaranteed Interest Division and the amount in the Loan Division. The value of the amounts allocated to the Divisions of the Variable Account will vary with the investment experience of the corresponding Portfolios; there is no minimum guaranteed cash value for amounts allocated to the Divisions of the Variable Account. The value of amounts allocated to the Guaranteed Interest Division will depend on the interest rates we declare. The Account Value will also reflect deductions for the cost of insurance and expenses, as well as increases for additional Net Premiums.

Replacing existing insurance coverage with the Policy described in this prospectus may not be advantageous.


ISSUED BY:        Security Life of Denver
                  Insurance Company
                  Security Life Center
                  1290 Broadway
                  Denver, CO 80203-5699
                  (800) 525-9852


THROUGH ITS:      Security Life Separate Account L1

ADMINISTERED AT:  Customer Service Center
                  P.O. Box 173888
                  Denver, CO 80217-3888
                  (800) 848-6362

PROSPECTUS DATED: May 1, 1998

BROKER DEALER:    ING America Equities, Inc.
                  1290 Broadway
                  Attn: Variable
                  Denver, CO 80203-5699
                  (303) 860-2000

--------------------------------------------------------------------------------
Strategic Advantage II                  2

TABLE OF CONTENTS

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS...........................6

POLICY SUMMARY................................................................9
GENERAL INFORMATION...........................................................9
DEATH BENEFITS................................................................9
CONTINUATION OF COVERAGE......................................................9
ADDITIONAL BENEFITS...........................................................9
PREMIUMS......................................................................9
ALLOCATION OF NET PREMIUMS...................................................10
MAXIMUM NUMBER OF INVESTMENT DIVISIONS.......................................10
POLICY VALUES................................................................10
DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT...............10
HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION..................10
TRANSFERS OF ACCOUNT VALUES..................................................10
DOLLAR COST AVERAGING........................................................10
AUTOMATIC REBALANCING........................................................11
LOANS........................................................................11
PARTIAL WITHDRAWALS..........................................................11
SURRENDER....................................................................11
RIGHT TO EXCHANGE POLICY.....................................................11
LAPSE........................................................................11
REINSTATEMENT................................................................11
CHARGES AND DEDUCTIONS.......................................................11
PERSISTENCY REFUND...........................................................12
REFUND OF SALES CHARGES......................................................12
TAX CONSIDERATIONS...........................................................12

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT
     OPTIONS AND THE  GUARANTEED INTEREST DIVISION...........................13
SECURITY LIFE OF DENVER INSURANCE COMPANY....................................13
SECURITY LIFE SEPARATE ACCOUNT L1............................................13
MAXIMUM NUMBER OF INVESTMENT DIVISIONS.......................................14
INVESTMENT OBJECTIVES OF THE PORTFOLIOS......................................14
THE GUARANTEED INTEREST DIVISION.............................................17

DETAILED INFORMATION ABOUT THE STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL
     LIFE POLICY.............................................................17
APPLYING FOR A POLICY........................................................17
TEMPORARY INSURANCE..........................................................18
PREMIUMS.....................................................................18
     Scheduled Premiums......................................................18
     Unscheduled Premium Payments............................................18
     Minimum Annual Premium..................................................18
     Special Continuation Period.............................................19
     Premium Payments Affect the Coverage....................................19
     Choice of Definitional Tests............................................19
     Modified Endowment Contracts............................................19
ALLOCATION OF NET PREMIUMS...................................................19
DEATH BENEFITS...............................................................20
     Death Benefit Options...................................................20
     Changes in Death Benefit Option.........................................21


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Strategic Advantage II                 3

     Changes in Death Benefit Amounts........................................21
BENEFIT......................................................................22
REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD................................22
ADDITIONAL BENEFITS..........................................................23
     Adjustable Term Insurance Rider.........................................23
     Right to Change Insured Rider...........................................24
     Waiver of Cost of Insurance Rider.......................................24
     Waiver of Specified Premium Rider.......................................24
BENEFITS AT MATURITY.........................................................24
     Continuation of Coverage................................................24
POLICY VALUES................................................................24
     Account Value...........................................................24
     Cash Surrender Value....................................................24
     Net Cash Surrender Value................................................24
     Net Account Value.......................................................24
DETERMINING THE VALUE OF AMOUNTS IN THE DIVISIONS OF THE VARIABLE ACCOUNT....25
HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION..................25
TRANSFERS OF ACCOUNT VALUES..................................................25
DOLLAR COST AVERAGING........................................................26
AUTOMATIC REBALANCING........................................................27
POLICY LOANS.................................................................27
PARTIAL WITHDRAWALS..........................................................28
SURRENDER....................................................................29
RIGHT TO EXCHANGE POLICY.....................................................29
LAPSE........................................................................29
     If the Guaranteed Minimum Death Benefit Is Not in Effect................29
     If the Guaranteed Minimum Death Benefit Is in Effect....................30
GRACE PERIOD.................................................................30
REINSTATEMENT................................................................30

CHARGES, DEDUCTIONS AND REFUNDS..............................................30
DEDUCTIONS FROM PREMIUMS.....................................................30
     Tax Charges.............................................................31
     Sales Charges...........................................................31
DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT...................................31
     Mortality and Expense Risk Charge.......................................31
MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE....................................31
     Initial Policy Charge...................................................31
     Monthly Administrative Charge...........................................32
     Cost of Insurance Charges...............................................32
     Charges for Additional Benefits.........................................32
     Changes in Monthly Charges..............................................32
POLICY TRANSACTION FEES......................................................33
     Partial Withdrawal......................................................33
     Transfers...............................................................33
     Allocation Changes......................................................33
     Illustrations...........................................................33

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Strategic Advantage II                 4

     Continuation of Coverage Administrative Fee.............................33
PERSISTENCY REFUND...........................................................33
REFUND OF SALES CHARGES......................................................34
CHARGES FROM PORTFOLIOS......................................................34
GROUP OR SPONSORED ARRANGEMENTS..............................................37
OTHER CHARGES................................................................37

TAX CONSIDERATIONS...........................................................37
LIFE INSURANCE DEFINITION....................................................37
DIVERSIFICATION REQUIREMENTS.................................................38
MODIFIED ENDOWMENT CONTRACTS.................................................38
TAX TREATMENT OF PREMIUMS....................................................39
LOANS, LAPSES, SURRENDERS AND WITHDRAWALS....................................39
     If the Policy Is Not a Modified Endowment Contract......................39
     If the Policy Is a Modified Endowment Contract..........................39
ALTERNATIVE MINIMUM TAX......................................................40
SECTION 1035 EXCHANGES.......................................................40
TAX-EXEMPT POLICY OWNERS.....................................................40
CHANGES TO COMPLY WITH LAW...................................................40
OTHER........................................................................40

ADDITIONAL INFORMATION ABOUT THE POLICY......................................41
VOTING PRIVILEGES............................................................41
RIGHT TO CHANGE OPERATIONS...................................................42
REPORTS TO OWNERS............................................................42

OTHER GENERAL POLICY PROVISIONS..............................................42
FREE LOOK PERIOD.............................................................42
THE POLICY...................................................................42
AGE..........................................................................43
OWNERSHIP....................................................................43
BENEFICIARY..................................................................43
COLLATERAL ASSIGNMENT........................................................43
INCONTESTABILITY.............................................................43
MISSTATEMENTS OF AGE OR SEX..................................................43
SUICIDE......................................................................44
PAYMENT......................................................................44
NOTIFICATION AND CLAIMS PROCEDURES...........................................44
TELEPHONE PRIVILEGES.........................................................44
NON-PARTICIPATING............................................................45
DISTRIBUTION OF THE POLICIES.................................................45
SETTLEMENT PROVISIONS........................................................45

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND SURRENDER VALUES, AND
      ACCUMULATED PREMIUMS...................................................46

ADDITIONAL INFORMATION.......................................................54
DIRECTORS AND OFFICERS.......................................................54
STATE REGULATION.............................................................57
LEGAL MATTERS................................................................57
LEGAL PROCEEDINGS............................................................57
EXPERTS......................................................................57
REGISTRATION STATEMENT.......................................................57


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Strategic Advantage II                 5

YEAR 2000 PREPAREDNESS.......................................................57

FINANCIAL STATEMENTS.........................................................58

APPENDIX A...................................................................62

APPENDIX B...................................................................65

APPENDIX C...................................................................66
PERFORMANCE INFORMATION......................................................66





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Strategic Advantage II                 6

DEFINITION OF SPECIAL
TERMS USED IN THIS
PROSPECTUS

As used in this prospectus, the following terms have the indicated meanings. There are other capitalized terms which are explained or defined in other parts of this prospectus.

Account Value -- The total of the amounts allocated to the Divisions of the Variable Account and to the Guaranteed Interest Division, plus any amount set aside in the Loan Division to secure a Policy Loan.

Accumulation Unit -- A unit of measurement used to calculate the Account Value in each Division of the Variable Account.

Accumulation Unit Value -- The value of an Accumulation Unit of each Division of the Variable Account. The Accumulation Unit Value is determined each Valuation Date.

Adjustable Term Insurance Rider -- The Adjustable Term Insurance Rider is available to add death benefit coverage to the Policy. The Adjustable Term Insurance Rider allows the Owner to schedule the pattern of death benefits appropriate for future needs. The Adjustable Term Insurance Rider is not guaranteed under the Guaranteed Minimum Death Benefit.

Age -- The Insured's Age at any time is his or her age on the birthday nearest the Policy Date plus the number of full Policy years since the Policy Date.

Age 100 -- The Policy anniversary on which the Insured's Age is 100.

Base Death Benefit -- The Base Death Benefit will vary according to which death benefit option is chosen. Under Option 1, the Base Death Benefit equals the Stated Death Benefit of the Policy. Under Option 2, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the Account Value. The Base Death Benefit may be increased to satisfy the Federal income tax law definition of life insurance.

Beneficiary(ies) -- The person or persons designated to receive the Death
         Proceeds upon the death of the Insured.

Cash Surrender Value -- The amount of the Account Value plus any refund of sales charges due.

Continuation of Coverage -- A Policy feature which permits the insurance coverage to continue in force beyond Policy age 100.

Customer Service Center -- Our administrative office: P.O. Box 173888, Denver,
         CO 80217-3888.

Death Proceeds -- The amount payable upon the death of the Insured. It equals the Base Death Benefit plus any Rider benefits, if applicable, minus any outstanding Policy Loan and accrued loan interest, minus any Policy charges incurred prior to the date of the insured's death, but not yet deducted.

Delivery Period -- The period which begins on the date the Policy is issued and ends on the earlier of:

         (a) the date the Policy was delivered so long as we receive notice of the delivery date at our Customer Service Center before the date defined in (b) or,

         (b) the date the Policy is mailed from our Customer Service Center plus the deemed mailing time. The deemed mailing time is five days, unless required otherwise by the state in which the Policy is issued.

Division(s) -- The Loan Division, the Guaranteed Interest Division and the
         Divisions of the Variable Account, which invest in shares of the Portfolios.

Free Look Period -- The period of time within which the Owner may examine the Policy and return it for a refund. This is also called the Right to Examine Policy Period.

General Account -- The account which contains all of our assets other than those held in the Variable Account or our other separate accounts.

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Strategic Advantage II                 7

Guarantee Period -- The period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The Guarantee Period is to the Insured's Age 65 or 10 years from the Policy Date, whichever is later. The Guarantee Period will end sooner if the Guarantee Period Annual Premium has not been paid or if on any Monthly Processing Date the Net Account Value is not diversified according to the Policy requirements.

Guarantee Period Annual Premium -- The premium payment level required to maintain the Guarantee Period.

Guaranteed Interest Division -- Part of our General Account to which a portion of the Account Value may be allocated and which guarantees principal and interest.

Guaranteed Minimum Death Benefit -- The Policy provision which guarantees that the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Net Account Value, provided certain conditions are met.

Initial Premium -- The premium which is required to be paid and received by our Customer Service Center for coverage to begin. Initial Premium is equal to the sum of the scheduled modal premiums which fall due from the policy effective date through the Investment Date.

Insured -- The person on whose life this Policy is issued and upon whose death the Death Proceeds are payable.

Investment Date -- The date we allocate funds to the Policy. We will allocate the initial Net Premium to the Policy on the next Valuation Date following the date:

         (a) we have received the Initial Premium, and

         (b) we have approved the Policy for issue, and

         (c) all issue requirements have been met and received in our Customer Service Center.

Loan Division -- Part of our General Account in which funds are set aside to secure outstanding Policy Loans and accrued loan interest when due.

Minimum Annual Premium -- The premium which must be paid during the first three
         Policy years to meet the requirements of the Special Continuation
         Period.

Monthly Processing Date -- The date each month on which deductions from the Account Value are due. The first Monthly Processing Date will be the later of the Policy Date or the Investment Date. Subsequent Monthly Processing Dates will be the same date as the Policy Date unless this is not a Valuation Date, in which case the Monthly Processing Date is the next Valuation Date.

NASD -- National Association of Securities Dealers, Inc.

Net Account Value -- The Account Value minus Policy Loans and accrued loan interest.

Net Amount at Risk -- (for the Base Death Benefit) The difference between the current Base Death Benefit and the amount of the Account Value.

Net Cash Surrender Value -- The amount available if the Policy is surrendered. It is equal to the Cash Surrender Value minus Policy Loans and accrued loan interest.

Net Premium -- Premium amounts paid minus the sales and tax charges. These charges are deducted from the premiums before the premium is applied to the Account Value.

Owner -- The individual, entity, partnership, representative or party who can exercise all rights over and receive the benefits of the Policy during the Insured's lifetime.

Partial Withdrawal -- The withdrawal of part of the Net Account Value from the Policy. A Partial Withdrawal may reduce the amount of Base Death Benefit and Target Death Benefit in force.

Policy -- The basic Policy, applications, and any Riders or endorsements.



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Strategic Advantage II                 8

Policy Date -- The date upon which the Policy becomes effective. The Policy
         Date is used to determine the Monthly Processing Date, Policy months, Policy years, and Policy monthly, quarterly, semi-annual and annual anniversaries. Unless otherwise indicated, the term "Policy anniversary" refers to the annual anniversary of the Policy.

Policy Loan -- The total amounts borrowed from the Policy, plus any Policy Loan interest capitalized when due, minus any Policy Loan repayments.

Portfolios -- The investment options available to the Divisions of the Variable
         Account. Each Portfolio has a defined investment objective.

Premium Class -- The underwriting class into which the Insured is categorized.
         This includes smoking status of the Insured, the approach to medical examinations we may use in issuing the Policy, as well as any substandard ratings which may apply. The Premium Class for the Policy is listed in the Schedule.

Rider -- A Rider adds benefits to the Policy.

Schedule -- The pages contained in the Policy which include the information specific to the Policy, such as the Insured's Age, the Policy Date, etc.

Scheduled Premium -- The premium amount specified by the Owner on the application as the amount intended to be paid at fixed intervals over a specified period of time. Premiums may be paid on a monthly, quarterly, semiannual, or annual basis. The Scheduled Premium need not be paid and it may be changed at any time. Also, within limits, the Owner may pay more or less than the Scheduled Premium.

SEC -- The United States Securities and Exchange Commission.

Segment -- The Stated Death Benefit on the Policy Date is the initial Segment, or Segment 1. Each increase in the Stated Death Benefit (other than an option change) is a new Segment. The first year for a Segment begins on the effective date of the Segment and ends one year later. Each subsequent year begins at the end of the prior Segment year. Each new Segment may be subject to a new Minimum Annual Premium, new sales charge, new cost of insurance charges, and new incontestability and suicide exclusion periods.

Special Continuation Period -- A three-year period beginning on the Policy
         Date, during which payment of the Minimum Annual Premium will guarantee the policy against lapse.

Stated Death Benefit -- The sum of the Segments under the Policy. The Stated
         Death Benefit changes when there is an increase, a decrease, or when a transaction on the Policy causes it to change.

Target Death Benefit -- When an Adjustable Term Insurance Rider is added to the Policy, the Owner specifies the Target Death Benefit and Stated Death Benefit in the Policy application; the Adjustable Term Insurance Rider Death Benefit is the difference between the Target Death Benefit and the Base Death Benefit. In no event will the Adjustable Term Insurance Rider Death Benefit be less than zero. The Adjustable Term Insurance Rider automatically adjusts over time for changes in the Base Death Benefit due to the Federal income tax law definition of life insurance and to keep the Target Death Benefit at the desired amount. The Target Death Benefit for each year is shown in the Schedule when an Adjustable Term Insurance Rider exists on the Policy.

Target Premium --The premium on which the sales charge is calculated.

Transaction Date -- The date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If a premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date, the Transaction Date will be the next succeeding Valuation Date.

Valuation Date -- Each date as of which the net asset value of the shares of the Portfolios and the unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and Security Life's Customer Service Center are open for business or as may be required by law, except for days that a Division's corresponding Portfolio does not value its shares.

Valuation Period -- The period which begins at 4:00 p.m. Eastern Time on a Valuation Date and ends at 4:00 p.m. Eastern Time on the next Valuation Date.

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Strategic Advantage II                 9

Variable Account -- Security Life Separate Account L1 segregates the assets funding the Policy from the assets in our General Account. The Variable Account is divided into Divisions, each of which invests in shares of one of the Portfolios.


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Strategic Advantage II                 10

POLICY SUMMARY

This policy summary provides a brief overview of the Policy. Further detail is provided in the Policy and in the detailed information appearing elsewhere in this prospectus. The discussion in this prospectus assumes that any state variation will be covered in a special prospectus supplement or in the form of policy approved in that state, as appropriate. The terms under which the policies are issued may vary from those described in this prospectus based on particular circumstances. The description of the Policy in this prospectus is subject to the terms of the Policy purchased by an owner or any rider to it. An applicant may review a copy of the Policy and any Rider on request.

General Information

The Policy provides life insurance protection on the life of the Insured. As long as the Policy remains in force, we will pay a death benefit when the Insured dies. At the Insured's Age 100 the Owner may surrender the Policy or allow Continuation of Coverage to become effective. If Continuation of Coverage is effective, we will deduct a one-time administrative fee and the policy will remain in force. See Continuation of Coverage, page 24.

Strategic Advantage II is designed primarily for use on a multi-life basis where the Insureds share common employment or a business relationship. The Policy may be owned individually or by a corporation, trust, association or similar entity. The Policy may be used for such purposes as informally funding non-qualified executive deferred compensation, salary continuation plans, retiree medical benefits, or other purposes.

Death Benefits

We will pay the Death Proceeds to the Beneficiary upon the death of the Insured while the Policy remains in force. The Death Proceeds will be equal to the Base Death Benefit plus any amounts payable by Rider, reduced by the amount of any outstanding Policy Loans and any accrued loan interest. See Death Benefits, page 20.

Normally, when we issue the Policy, the death benefit is equal to the Stated Death Benefit plus any amount added by Adjustable Term Insurance Rider. The death benefit at issue may vary from the Stated Death Benefit plus term coverage for some 1035 exchanges. The minimum Stated Death Benefit for which we will issue a Policy is $50,000; however, we may lower the minimum Stated Death Benefit for certain group or sponsored arrangements or corporate purchasers.

Generally, the Policy will remain in force only as long as the Net Account Value is sufficient to pay the monthly deductions. However, if the Special Continuation Period is in effect (during the first three policy years) and minimum premiums have been paid as specified in the section on Lapse (see Lapse, page 29) then the Policy and its Riders are guaranteed not to lapse, regardless of the amount of the Net Account Value.

The Stated Death Benefit of the Policy may also remain in force after the Special Continuation Period even if the Net Account Value is insufficient to pay the monthly deductions if the Guaranteed Minimum Death Benefit provision is in effect and the requirements have been met. See Guaranteed Minimum Death Benefit Provision, page 22.

Continuation of Coverage

If the Insured is still living at Age 100 and the Continuation of Coverage feature is in effect, we will deduct a one-time administrative fee and the policy will remain in force. See Continuation of Coverage, page 24.

Additional Benefits

A variety of additional benefits may be attached to the Policy by Rider. The charge for these benefits is deducted monthly from the Account Value. See Additional Benefits, page 23.

Premiums

The Policy is a flexible premium policy, so the amount and frequency of the premiums may vary, within limits. There are no required premium payments other than those required to keep the Policy in force or payments required to maintain certain benefits as described below.

The Initial Premium must be paid in order for us to issue the Policy. The Minimum Annual Premium must be paid in order to meet the requirements for the three year

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Strategic Advantage II                 11

Special Continuation Period. The Guarantee Period Annual Premium must be paid to maintain the Guaranteed Minimum Death Benefit.

The Scheduled Premium is selected by the Owner and specified when application is made for the Policy. The Scheduled Premium may not be sufficient to maintain the Guarantee Period for the Guaranteed Minimum Death Benefit provision or to keep the Policy in force.

Since this is a flexible premium life insurance Policy, the amount of premiums paid will affect the length of time the Policy will stay in force. See Premium Payments Affect the Coverage, page 19.

Allocation of Net Premiums

After certain premium-based charges are deducted from each premium, the balance (Net Premium) is added to the Account Value based on the premium allocation instructions. Net Premiums may be allocated to one or more Divisions of the Variable Account, or to the Guaranteed Interest Division, or both. However, amounts can be allocated to no more than 18 Divisions over the life of the Policy.

On or after the investment Date, amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. Amounts allocated to the Divisions of the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio. At the end of the Delivery plus Free Look Periods, the amounts allocated to the Guaranteed Interest Division will remain in that Division; and, the funds held in the Fidelity VIP Money Market Division will be reallocated to other Divisions of the Variable Account according to the most recent premium allocation instructions. Thereafter, Net Premiums will be allocated upon receipt according to the most recent premium allocation instructions. Allocation percentages must be in whole numbers, with the sum equaling 100%. No premium will be allocated before the Investment Date. See Allocation of Net Premiums, page 19.

Maximum Number of Investment Divisions

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 14.

Policy Values

The Policy Account Value is equal to the sum of the amounts in the Guaranteed Interest Division and in the Divisions of the Variable Account. It also includes any amount we set aside in the Loan Division as collateral for any outstanding Policy Loan. The Account Value reflects Net Premiums paid, as well as deductions for charges. It also will reflect the investment experience of amounts allocated to the Divisions of the Variable Account, and interest earned on amounts allocated to the Guaranteed Interest Division and the Loan Division. Any Partial Withdrawals and service fees will be deducted from the Account Value.

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loans and accrued loan interest.

The Cash Surrender Value of the Policy is equal to the Account Value plus any refund of sales charges due.

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loan and accrued loan interest.

Determining the Value in the Divisions of the Variable Account

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited to that Division. Each Division of the Variable Account will have different Accumulation Unit Values. See Determining the Value of Amounts in the Divisions of the Variable Account, page 25.

How We Calculate Accumulation Unit Values for Each Division

We determine Accumulation Unit Values for each Division of the Variable Account as of each Valuation Date. All Policy


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Strategic Advantage II                 12
transactions are effective as of a Valuation Date. Each Accumulation Unit Value reflects the Division's investment experience of the underlying Portfolio for the Valuation Period as well as asset-based charges deducted in connection with the Policy and the expenses of the Portfolio. See How We Calculate Accumulation Unit Values for Each Division, page 25.

Transfers of Account Values

After the Free Look Period, up to 12 transfers among Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There will be a $25 charge for each transfer over 12 in a Policy year. Transfers resulting from Automatic Rebalancing or Dollar Cost Averaging are not included in the 12 transfers without a charge. The minimum amount we will transfer is $100 or the balance in the division if less than $100.

Once during the first 30 days of each Policy year, the Owner may transfer amounts from the Guaranteed Interest Division. Transfers to the Guaranteed Interest Division are not limited to this 30-day period. See Transfers of Account Values, page 25.

Dollar Cost Averaging

Dollar Cost Averaging is available by electing this feature at application or at any other time by completing the appropriate form. We offer Dollar Cost Averaging to Owners who have at least $10,000 in the Divisions investing in either of the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio. There is no charge for this feature. See Dollar Cost Averaging, page 26.

Automatic Rebalancing

Automatic Rebalancing is available by electing this feature at application or by completing the appropriate form. Automatic Rebalancing allows the Owner to match Account Value allocations over time to specified allocation percentages. We will charge a fee of $25 each time the automatic rebalancing allocation is changed in excess of five times per Policy year; otherwise, there is no charge for this feature. See Automatic Rebalancing, page 27.

Loans

Loans may be taken against the Policy's Account Value. Unless otherwise required by state law, the loan must be at least $100. Loan interest accrues at an annual rate of 4.75%. The Loan Division earns a guaranteed rate of interest equal to 4% on an annual basis. See Policy Loans, page 27.

Partial Withdrawals

A Partial Withdrawal of Net Account Value may be requested any time after the first Policy year, within limits. One Partial Withdrawal is allowed each Policy year. See Partial Withdrawals, page 28.

Surrender

The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus any Policy Loan amounts and accrued loan interest. We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request for surrender and the Policy at our Customer Service Center. All insurance coverage will end on that date. See Surrender, page 29.

Right to Exchange Policy

At any time during the first 24 months following the Policy Date, the Owner may exercise the right to exchange the Policy from one in which the Account Value is not guaranteed into a guaranteed Policy unless required differently by state law. See Right to Exchange Policy, page 29.

Lapse

Insurance coverage will continue as long as the Net Account Value of the Policy is sufficient to pay all deductions that are taken out of the Account Value each month.

In addition, during the first three Policy years if the conditions of the Special Continuation Period have been met, the Policy and all attached Riders are guaranteed not to lapse, regardless of the Net Account Value.

Also, if the requirements to maintain the Guarantee Period for the Guaranteed Minimum Death Benefit provision

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Strategic Advantage II                 13
have been met, the Stated Death Benefit portion of the Policy will remain in effect after the three-year Special Continuation Period regardless of the Net Account Value. However, if the requirements to maintain the Guarantee Period have not been met, the Guaranteed Minimum Death Benefit provision will lapse. See Lapse, page 29.

Reinstatement

A lapsed Policy and its Riders may be reinstated within five years of its lapse if it has not been surrendered and the Insured is still living. New evidence of insurability and payment of certain reinstatement premiums will be required. The Guaranteed Minimum Death Benefit cannot be reinstated after the Policy has lapsed. We also will reinstate any Policy Loans which existed when coverage ended, with accrued loan interest to the date of lapse. See Reinstatement, page 30.

Charges and Deductions

Deductions From Premiums: The following charges are deducted from each premium before it is applied to the Account Value:

     (i) Tax Charges-- A charge currently equal to 2.5% of premiums is deducted for state and local premium taxes. A charge currently equal to 1.5% of each premium is deducted to cover our estimated cost of the Federal income tax treatment of deferred acquisition costs. We reserve the right to increase or decrease the premium expense charges for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal deferred acquisition cost due to any change in the cost to us.

     (ii) Sales Charge -- A charge equal to a percentage of each premium is deducted to cover a portion of our expenses in issuing this Policy. This charge is based on the amount of premium paid and the number of years since the Policy Date or the date of an increase in coverage. For each of the first ten Policy years, this charge is equal to 12% of premiums paid up to the Target Premium and 3% of premiums paid in excess of the Target Premium. In the eleventh Policy year and thereafter, the sales charge is equal to 3% of all premiums paid.

See Deductions from Premiums, page 30.

Deductions From The Variable Account: A mortality and expense risk charge is assessed against the Divisions of the Variable Account in the amount of 0.75% per annum (0.002055% per day). We assess this charge to compensate us for mortality and expense risks under the Policies. See Daily Deductions from the Variable Account, page 31.

Monthly Deductions From The Account Value: The following charges are deducted from the Account Value at the beginning of each Policy month:

     (i) Initial Policy Charge -- $10 per month for the first three Policy years.

     (ii) Monthly Administrative Charge -- $3 per month plus $0.025 per thousand of Stated Death Benefit (or Target Death Benefit if greater). Currently the per thousand charge is limited to $30 per month.

     (iii) Cost of Insurance Charge -- A monthly charge based on the Net Amount at Risk on the life of the Insured. The amount of this charge differs for the Base Death Benefit, any Adjustable Term Insurance Rider, and for multiple Segments.

     (iv) Charges for Additional Benefits -- The cost of any additional benefits added by Rider, other than the Adjustable Term Insurance Rider.



See Monthly Deductions from the Account Value, page 31.

Policy Transaction Fees: Policy Transaction Fees are deducted from the Divisions of the Variable Account and Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction for which the charge is made.

     (i)   Partial Withdrawal fee -- $25

     (ii) Transfer fee -- twelve transfers per Policy year are permitted without fees; for each transfer thereafter, a


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Strategic Advantage II                   14

$25 fee is charged.

     (iii) Allocation Changes -- five premium and five automatic rebalancing allocation changes are permitted each Policy year without fees; for each change thereafter, a $25 fee is charged.

     (iv) Illustrations -- one illustration per Policy year is available without a fee, for each illustration thereafter, a $25 fee may be charged.

     (v) Continuation of Coverage -- a one-time $200 administrative fee will be charged at Age 100 to activate coverage.

See Policy Transaction Fees, page 33.

Charges From Portfolios: Shares of the Portfolios are purchased at net asset value, which reflects investment management and other direct expenses that have already been deducted from the assets of the Portfolio. See Charges from Portfolios, page 34.

Persistency Refund

The Account Value will be credited with a Persistency Refund each Monthly Processing Date after the tenth Policy anniversary. See Persistency Refund, page 33.

Refund of Sales Charges

If the Policy has not lapsed, we will, upon full surrender of the Policy within the first two Policy years, return a portion of the sales charges previously deducted from premiums paid in the first policy year. See Refund of Sales Charges, page 34.

Tax Considerations

Under current Federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the Policy must qualify as a life insurance contract. The tax code provides for two tests to qualify a Policy as a life insurance contract. The Owner irrevocably selects which of these tests will apply to the Policy in the application. After the Policy Date, the Policy will reflect the test chosen. See Life Insurance Definition, page 37.

Generally, under current Federal income tax law, Account Value earnings are not subject to income tax as long as they remain within the Policy. Loans, partial withdrawals, surrender, lapse, or an exchange of Insured may result in recognition of ordinary income for tax purposes and may result in penalties if the Policy is considered a Modified Endowment Contract as explained in Modified Endowment Contracts, page 19.


INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE GUARANTEED INTEREST DIVISION

Security Life of Denver Insurance Company

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. As of the end of 1997, Security Life and its consolidated subsidiaries had over $XXX billion of life insurance in force. Our total assets exceeded $X billion and our shareholder's equity exceeded $XXX million, on a generally accepted accounting principles basis as of December 31, 1997. We offer a complete line of life insurance and retirement products, including annuities, individual and group life, pension products, and market life reinsurance.

Security Life actively manages its General Account investment portfolio to meet long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk policy loans.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands, and has consolidated assets exceeding $XXX billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1997.

The principal underwriter and distributor for the Policies is ING America Equities, Inc. ("ING America Equities"), a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Denver, Colorado, 80203-5699.


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Strategic Advantage II                   15

Security Life Separate Account L1

Security Life Separate Account L1 (the "Variable Account") was established on November 3, 1993, under the Insurance Law of the State of Colorado. It is a unit investment trust registered with the SEC under the Investment Company Act of 1940. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Security Life.

The Variable Account is a separate investment account of Security Life used to support our variable life insurance policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are kept separate from our General Account and any other separate accounts we may have. We may offer other variable life insurance contracts that will invest in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other securities which are not available to the Policy described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. In accordance with and under the provisions of Section 10-3-501(2) of the Colorado Revised Statutes, that portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we conduct. This means that in the event Security Life were ever to become insolvent, the assets of the Variable Account are to be used first to pay Variable Account policy claims. Only if assets remain in the Variable Account after those claims have been satisfied can those assets be used to pay other Policy Owners and creditors of Security Life.


The Variable Account, however, may be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable life policies offered by the Variable Account. If the assets exceed the required reserves and other policy liabilities, we may transfer the excess to our General Account. If the assets in the Variable Account are insufficient to satisfy Variable Account Policy Owner claims, Section 10-3-541 provides that under certain circumstances the amount of those claims which are not satisfied are to be treated as Policy Owner claims against the general account assets of the insurance company.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of a Policy depends on the experience of the Portfolios designated. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies and may be available to certain pension accounts. They are not available directly to individual investors.

Each of the Portfolios is a separate series of an open-end management investment company which receives investment advice from a registered investment adviser not otherwise affiliated with Security Life. The Neuberger & Berman Advisers Management Trust has organized its Portfolio to a master feeder structure. See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment objectives are described below. Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Security Life or each other, a practice known as "shared funding." They may also sell shares to separate accounts to serve as the underlying investment for both variable annuity and variable life insurance contracts, known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies in which Account Values are allocated to the Variable Account and Owners of Policies in which account values are allocated to one or more other separate accounts investing in any one of the Portfolios.

Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, Security Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.




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Strategic Advantage II                   16

Maximum Number of Investment Divisions

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to transfer to other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

Investment Objectives of the Portfolios

Each Portfolio has a different investment objective that it tries to achieve by following its investment strategy. The objectives and policies of each Portfolio will affect its return and its risks. A summary of the investment objectives is contained in the description of each Portfolio below. More detailed information may be found in the current prospectus for each Portfolio which must accompany this prospectus and should be read in conjunction with it.

Neuberger & Berman Advisers Management Trust

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end management investment company organized as of May 24, 1994, as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.L.C. as sub-adviser.

Limited Maturity Bond Portfolio -- seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity Bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average portfolio duration may range up to four years.



Growth Portfolio -- seeks capital appreciation without regard to income and invests in small-, medium-, and large-capitalization securities believed to have maximum potential for long term capital appreciation. The portfolio is managed using a growth-oriented investment approach. A growth-oriented approach seeks stocks of companies that are projected to grow at above-average rates.

Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price to earnings ratio, consistent cash flow, and the company's track record through all points of the market cycle. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade or comparable unrated securities.

The Alger American Fund

The Alger American Fund is a registered investment company organized on April 6, 1988, as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has been in the business of providing investment advisory services since 1964.


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Strategic Advantage II                   17

Alger American Small Capitalization Portfolio -- seeks to obtain long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of June 30, 1997, the range of market capitalization of the companies in the Russell Index was $13 million to $1.56 billion; the range of market capitalization of the companies in the S&P Index at that date was $35 million to $3.025 billion. The combined range was $13 million to $3.025 billion.

Alger American MidCap Growth Portfolio -- seeks long term capital appreciation.
     Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium-capitalization companies. As of June 30, 1997, the range of market capitalization of these companies was $100 million to $9.149 billion.

Alger American Growth Portfolio -- seeks to obtain long term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long term capital appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements. It may enter into futures contracts on securities indexes as well as purchase and sell call and put options on these futures. The Portfolio may borrow money for the purchase of additional securities, but only from banks. It may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund
II

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981, and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs, with the exception of the VIP II Index 500 Portfolio which is sub-advised by BankersTrust Company. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio -- seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short term, fixed-income instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long term investment option.

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of the five diversified investment Portfolios described below. INVESCO Funds Group, Inc., the Funds' investment adviser, is primarily responsible for providing the Portfolios with various administrative services


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Strategic Advantage II                   18
and supervising the Fund's daily business affairs. INVESCO Distributors, Inc. ("IDI") provides distribution services for the INVESCO Variable Investment Funds, Inc. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of current income by investing substantially all of its assets in lower rated bonds and debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower-rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

INVESCO VIF Small Company Growth Fund -- seeks long term capital growth through the investment of 65% or more of its total assets in equity securities of companies with market capitalization of $1 billion or less at the time of purchase ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments.

Van Eck Worldwide Insurance Trust

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Assets Fund, Worldwide Real Estate Fund, Worldwide Emerging Markets Fund, and Worldwide Bond Fund.




Van Eck Worldwide Hard Assets Fund -- seeks long term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

Van Eck Worldwide Real Estate Fund -- seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Van Eck Worldwide Bond Fund -- seeks high total return through a flexible policy of investing globally, primarily in debt securities.

Van Eck Worldwide Emerging Markets Fund -- seeks long term capital appreciation by investing primarily in equity securities in emerging markets around the world. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment adviser to this Fund.




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Strategic Advantage II                   19

AIM Variable Insurance Funds, Inc.

AIM Variable Insurance Funds, Inc. is a registered, open-end, series, management investment company. AIM Advisors, Inc., ("AIM") manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997. AIM was organized in 1976 and is a wholly owned subsidiary of AIM Management Group, Inc., an indirect subsidiary of AMVESCAP plc, (formerly INVESCO plc).

AIM VI Capital Appreciation Portfolio -- seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings.

AIM VI Government Securities Portfolio -- seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

The Guaranteed Interest Division

All or a portion of Net Premiums and transfers of Net Account Value may be made to the Guaranteed Interest Division. The Guaranteed Interest Division is part of our General Account and pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, the General Account, the Guaranteed Interest Division and any interests therein are not generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities law relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see the Policy.

The amount in the Guaranteed Interest Division at any time is the sum of all Net Premiums allocated to that Division, all transfers to the Guaranteed Interest Division and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions from your Account Value allocated to the Guaranteed Interest Division.

Amounts may be accumulated in the Guaranteed Interest Division by: (i) allocating Net Premiums, (ii) transferring amounts from the Divisions of the Variable Account, (iii) earning interest on amounts in the Guaranteed Interest Division, and (iv) repaying a Policy Loan to release amounts from the Loan Division.

From time to time, we declare the interest rate that will apply to all amounts in the Guaranteed Interest Division. These interest rates will never be less than the minimum guaranteed interest rate of 4% and will be in effect for at least 12 months. The interest is credited as of each Valuation Date on the amount in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.


DETAILED INFORMATION ABOUT THE STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE POLICY


This prospectus describes our standard Strategic Advantage II Variable Universal Life Policy. There may be differences in the Policy because of state requirements where the Policy is issued. Any such differences will be defined in the Policy.

The illustrations beginning on page are intended to provide an idea of how the key financial elements of Strategic Advantage II work. The illustrations show Premiums, Account Values, Cash Surrender Values and Death Benefits.

Applying for a Policy

A Strategic Advantage II Policy may be purchased by submitting an application to us. On the Policy Date, the Insured must be no older than Age 85. Before issuing a Policy or applying Net Premium to the


--------------------------------------------------------------------------------
Strategic Advantage II                   20

Variable Account or the Guaranteed Interest Division, we require satisfactory evidence of insurability. This evidence may include a medical examination, completion of all underwriting requirements, and satisfaction of issue requirements.



The Policy Date is the date upon which the Policy is effective. The Policy Date is used to determine Policy years and Policy months regardless of when the Policy is delivered. In the case of certain payroll deduction plans or other automatic investment plans, the Policy Date may be different from the date the first premium payment is received. If the Policy Date is prior to the Investment Date, we will charge monthly deductions from the Policy Date.

The Investment Date is the date we allocate funds to the Policy. We will allocate the initial Net Premium to the Policy on the next Valuation Date following the date: (i) we receive the Initial Premium and, (ii) approve the Policy for issue, and (iii) all issue requirements have been met and received in our Customer Service Center.

The Policy is generally available with a minimum Stated Death Benefit of $50,000; however, we may reduce this amount for certain group or sponsored arrangements if the average Stated Death Benefit at issuance for the group or sponsored arrangement is at least $50,000. The maximum Stated Death Benefit will be limited by our underwriting and reinsurance procedures in effect at the time of application.

Temporary Insurance

If a premium payment in an amount not less than the Scheduled Premium is received with the application and there has been no material misrepresentation in the application, temporary insurance equal to the applied-for face amount, up to a maximum amount as described in the binding limited life insurance coverage form, will be in force. Coverage will begin when the binding limited life insurance coverage form has been completed and signed, a premium has been accepted by us, and Part I of the application has been completed. Binding limited life insurance coverage will end on the earliest of the date: (i) premiums are returned; (ii) five days after notice of termination is mailed to the Owner's address on the application; (iii) coverage starts under the Policy resulting from the application; (iv) a policy resulting from the application is refused by us; or (v) 90 days after the date the binding limited life insurance coverage form is signed.

In no event will a death benefit be provided under the temporary insurance agreement if there was a material misrepresentation: (i) in the answers in the binding limited life insurance coverage form or in the application, (ii) a proposed Insured dies by suicide or intentional self-inflicted injury, or (iii) the premium check is not honored.

Premiums

The amount and frequency of premium payments are flexible, within the limits described below.

Scheduled Premiums

Even though premium amounts are flexible, the Schedule pages of the Policy will show a "Scheduled Premium." The Scheduled Premium may be chosen by the Owner, within our limits, when application for the Policy is made. The Scheduled Premium is the amount which is to be paid over a specified period of time and may not be sufficient to keep the Policy in force. The Owner may receive premium reminder notices for the Scheduled Premium on a quarterly, semiannual, or annual basis. Alternatively, the premiums, other than the first one, may be paid via Electronic Funds Transfer each month. The financial institution making the Electronic Funds Transfer may impose a charge for this service.

The Owner is not required to pay the Scheduled Premium, and it may be changed at any time subject to the minimum and maximum limits we set. If the Guaranteed Minimum Death Benefit provision described below is desired by the Owner, the Scheduled Premium should not be less than the amount required to maintain the Guarantee Period.

Unscheduled Premium Payments

Generally, unscheduled premium payments may be made at any time. We reserve the right to limit the amount of unscheduled premiums if the payment would result in an


--------------------------------------------------------------------------------
Strategic Advantage II                   21
increase in the amount of the Base Death Benefit required by the Federal income tax law definition of life insurance, or to require suitable evidence of the insurability of the Insured at the time of the unscheduled premium payment. Evidence of insurability may also be required if the net amount at risk is increased as a result of an unscheduled premium payment. Premiums may also be limited if the Guideline Premium/Cash Value Corridor Test is chosen to comply with the Federal income tax law definition of life insurance. We will return premium payments which exceed the "seven-pay" limit for the Policy if we determine the payment would cause the Policy to immediately become a Modified Endowment Contract. After the Owner has signed a form acknowledging that the Owner understands the Policy will be a Modified Endowment Contract, we will accept the excess premium payments. See Modified Endowment Contracts, page 38 and Changes to Comply with Law, page 40.

If a Policy Loan is outstanding, any payment which is not a Scheduled Premium payment received before Age 100 is considered a loan repayment, unless otherwise indicated. Applicable tax and sales charges which are deducted from any premium payment are not deducted from a loan repayment.

Minimum Annual Premium

The Minimum Annual Premium must be paid during the first three Policy years to meet the requirements for the three-year Special Continuation Period. We determine the Minimum Annual Premium based on the Age, sex and Premium Class of the Insured, the Stated Death Benefit of the Policy, and any additional benefits selected. We may reduce the Minimum Annual Premium for certain group or sponsored arrangements. The Minimum Annual Premium is shown in the Schedule pages of the Policy.

Special Continuation Period

The Policy is guaranteed not to lapse, regardless of its Net Account Value if, on each Monthly Processing Date during the first three Policy years, all premiums paid, less the sum of Partial Withdrawals and Policy Loans taken, including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month, starting with the first Policy month, through and including the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. See Lapse, page 29.


If during the first three Policy years, any charges are not deducted so as to keep the Policy from lapsing under the Special Continuation Period, these charges are not permanently waived. At the end of the Special Continuation Period, the aggregate amount of the charges previously not deducted will be due and will be deducted at the beginning of Policy year four.

Premium Payments Affect the Coverage

If premium payments are discontinued, either temporarily or permanently, the Policy will continue in effect until the Net Account Value can no longer cover the monthly deductions for the benefits selected. At that time, the Policy will lapse. See Lapse, page 29. If the Minimum Annual Premium requirements are satisfied, the Policy is guaranteed not to lapse during the first three Policy years, regardless of its Net Account Value. See Special Continuation Period, page 19. Under the Guaranteed Minimum Death Benefit provision, the Stated Death Benefit portion of the Policy will remain in effect until the end of the Guarantee Period as long as the conditions of the guarantee are met. See Guaranteed Minimum Death Benefit Provision, page 22.

Choice of Definitional Tests

When applying for the Policy, the Owner will irrevocably choose which of the two tests for compliance with the Federal income tax law definition of life insurance will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See Life Insurance Definition, page 37. If the Guideline Premium/Cash Value Corridor Test is chosen, the allowable premium payments relative to the Policy death benefit will be limited.

Guaranteed Minimum Death Benefit Provision

The Owner will have the opportunity to choose whether to place and keep the Guaranteed Minimum Death Benefit provision in effect. This provision may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. This provision requires a premium payment level (the Guarantee Period Annual Premium) which is higher than the Minimum Annual Premium.


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Strategic Advantage II                   22

In addition, the Net Account Value of the Policy must be diversified according to our requirements. See Guaranteed Minimum Death Benefit provision, page 22.


The Guarantee Period Annual Premium depends on the Stated Death Benefit of the Policy, the Insured's Age, sex, and Premium Class, the death benefit option chosen, and additional Rider coverage. Adding additional benefits to the Policy will increase the Guarantee Period Annual Premium above this level.

Policy Owners should consider the Guaranteed Minimum Death Benefit provision when setting the Scheduled Premium.

Modified Endowment Contracts

Federal income tax law provides special rules for the income taxation of distributions from life insurance policies which are defined as "Modified Endowment Contracts." These rules apply to distributions such as Policy Loans, surrenders and Partial Withdrawals. The application of these rules depends upon whether premiums have been paid which exceed a defined "seven-pay" limit. See Modified Endowment Contracts, page 38.

If we determine that the Scheduled Premium will cause the Policy to be a Modified Endowment Contract on the Policy Date, we will issue the Policy based on the Scheduled Premium selected, but we will require the Owner to sign a form acknowledging that the Policy is a Modified Endowment Contract. Alternatively, the Scheduled Premium may be reduced to a level which will not cause the Policy to become a Modified Endowment Contract, and we will issue the Policy based on the revised Scheduled Premium.

Allocation of Net Premiums

The balance after certain premium-based charges are deducted from each premium is called the Net Premium. The Net Premium is added to the Account Value according to the Owner's instructions. Net Premium amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. During the Delivery and Free Look Periods, Net Premiums allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio. At the end of the Delivery and Free Look Periods, this portion of the Account Value will automatically be allocated according to the most recent premium allocation instructions.

Thereafter, Net Premiums received will be allocated upon receipt according to the allocation instructions stated in the most recent instructions. Allocation percentages must be in whole numbers, with the sum for all Divisions equaling 100%. Premium allocation instructions may be changed up to five times per Policy year without charge. More than five Premium allocation changes in a Policy year will be subject to a $25 charge for each additional change.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

Death Benefits

Strategic Advantage II offers the flexibility to determine the amount of insurance coverage needed, both now and in the future. It does this by combining the long-term advantages of permanent life insurance coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available in this single Policy, Strategic Advantage II.


When a Policy is issued, an initial amount of insurance coverage is determined according to the application instructions. The death benefit initially consists of a Stated Death Benefit and, if desired, an additional amount of insurance coverage which is added by Adjustable Term Insurance Rider. The Stated Death Benefit is the long-term element of the Policy; the Adjustable Term


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Strategic Advantage II                   23

Insurance Rider is the term insurance element of the Policy.

The Adjustable Term Insurance Rider provides term insurance coverage which adjusts automatically to fill the difference between the Target Death Benefit chosen and the Base Death Benefit. The Adjustable Term Insurance Rider does not have an externally defined premium and thus no sales charge applies. The cost of this Rider is included in the monthly cost of insurance charges discussed below. See Adjustable Term Insurance Rider, page 23.

As described below, the Base Death Benefit may vary from the Stated Death Benefit. This may result from choice of death benefit option, increases to comply with the Federal income tax law definition of life insurance, changes in the death benefit option, partial withdrawals, requested increases and decreases, or when a transaction on the Policy causes the Base Death Benefit to change.


As long as the Policy remains in force, we will pay an amount equal to the Death Proceeds to the Beneficiary of this Policy when the Insured dies. The Death Proceeds will consist of the Base Death Benefit as of the date of the Insured's death, reduced by any outstanding Policy Loans and accrued loan interest and, if in the grace period or three-year Special Continuation Period, further reduced by any unpaid charges incurred prior to the date of the Insured's death. The Death Proceeds will include any amount provided by Rider on the Insured.

Death Benefit Options

The Owner may choose from two death benefit options (Option 1 or Option 2). These options may result in a Base Death Benefit under the Policy which exceeds the Stated Death Benefit. The death benefit option may be changed on any policy anniversary. See Changes In Death Benefit Option, page 21.

Under Option 1, the Base Death Benefit is the greater of:

     (a) the Stated Death Benefit on the date of the Insured's death; or

     (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Under Option 2, the Base Death Benefit is the greater of:

     (a) the Stated Death Benefit plus the Account Value on the date of the Insured's death; or

     (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Owners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges, should choose Option 1. Owners who prefer to have any favorable investment experience reflected as increased insurance coverage should choose Option 2.


Federal income tax law requires the death benefit to be at least as great as the Account Value times a factor which is defined in the law. The factors are determined based upon the Insured's Age, and possibly sex, at any point in time as well as by the test for compliance selected in the original Policy application. See Life Insurance Definition, page 37.

If necessary, we will adjust the Policy to continue to qualify as life insurance under the applicable provisions of the Federal income tax laws in existence at the time the Policy was issued.

Changes in Death Benefit Option

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Strategic Advantage II                24

A change in death benefit option may be requested at least 30 days prior to a Policy anniversary. A change in the death benefit option of the Policy will go into effect as of the Policy anniversary on or following the date we approve the request for the change. After the request is approved, we will send a new policy Schedule page which should be attached to the Policy. We may ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule. The death benefit option change applies to the entire Stated Death Benefit.

For us to approve a change in the death benefit option from Option 1 to Option 2, evidence that the Insured is insurable according to our normal rules of underwriting for that class of policy must be submitted to us. We may not allow a change that would reduce the Stated Death Benefit below the minimum we require to issue this Policy. After the effective date of the change, the Stated Death Benefit will be changed according to the following table:

OPTION       CHANGE        STATED DEATH BENEFIT
FROM         TO            FOLLOWING CHANGE
                           EQUALS:
Option 1     Option 2      Stated Death Benefit prior to change minus the
                           Account Value as of the effective date of the change.

Option 2     Option 1      Stated Death Benefit prior to change plus the
                           Account Value as of the effective date of the change.


For purposes of a death benefit option change, the Account Value will be allocated to each Segment in the same proportion that the Segment bears to the Stated Death Benefit. See Changes In Death Benefit Amounts, page 21.

We do not adjust the Target Premium when this type of change is made. See Sales Charges, page 31. These increases and decreases in Stated Death Benefit are made so that the amount of the Base Death Benefit remains the same on the date of the change. When the Base Death Benefit remains the same, there is no immediate change in the Net Amount at Risk, which is the amount on which our cost of insurance charges are based. See Cost Of Insurance Charges, page 32. In addition, there will be no change to the amount of term insurance if an Adjustable Term Insurance Rider has been added.




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Strategic Advantage II                25

Death Benefit Option 2 will not be available after Age 100.

Changes in Death Benefit Amounts

While the Policy is in force, its Target or Stated Death Benefit may be increased prior to the Policy anniversary on which the Insured is Age 86. The Stated Death Benefit may be decreased if the request occurs after the first Policy anniversary.

An increase or a decrease in the death benefit of the Policy may be requested by the Owner. This request will be effective as of the next monthly processing date after the request is received by our Customer Service Center unless there are underwriting or other requirements. A change in coverage may not be for an amount less than $1,000.

After the request is approved, we will send a new Schedule which will include the Stated Death Benefit, the benefit under any Riders, if applicable, the guaranteed cost of insurance rates, and the new guideline annual premium. This notice should be attached to the Policy. We may ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.




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Strategic Advantage II                26

In some cases, we may not approve a requested change because it would disqualify the Policy as life insurance under applicable Federal income tax law. If we do not approve a change, we will provide notification of our decision about making the change. See Tax Considerations, page 37.

Decreases in the death benefit generally may not decrease the Stated Death Benefit below the minimum we require to issue this Policy. There may be tax consequences to the decrease. See Life Insurance Definition, page 37, and Modified Endowment Contracts, page 38.

Requested reductions in the death benefit or an option change that causes a reduction will first be applied to reduce the Target Death Benefit. The Stated Death Benefit will be decreased only after Adjustable Term Insurance Rider coverage has been reduced to zero. If more than one Segment exists, any subsequent reduction in Stated Death Benefit will be allocated among Segments in the same proportion each segment bears to the total Stated Death Benefit prior to the reduction unless required differently by state law.

Satisfactory evidence that the Insured is still insurable must be provided when the death benefit is increased.

Unless otherwise indicated, any request for an increase to the Target Death Benefit will be assumed to also be a request for an increase to the Stated Death Benefit so that the amount of the Adjustable Term Insurance Rider, if it is included with the Policy at the time of the increase, will not change. The Target Death Benefit may be changed only once each year.

A requested increase in the Stated Death Benefit will create a new Segment. Increases in Stated Death Benefit resulting from death benefit option changes do not create new Segments, rather, they merely increase the size of the existing Segment(s). As discussed below, once created, a new Segment can never be eliminated unless required differently by state law.

If an increase creates a new Segment, premiums paid after the increase will be allocated to the original and new Segments in the same proportion that the guideline annual premiums defined by the Federal income tax laws for each Segment bear to the sum of the guideline annual premiums for all Segments. The guideline annual premiums will be shown in the Schedule for each coverage segment. Net Amount at Risk will be allocated to each Segment in the same proportion that the Segment bears to the total stated Death Benefit.

Guaranteed Minimum Death Benefit

Generally, the length of time the Policy remains in force depends on the Net Account Value of the Policy. Because the charges to maintain the Policy are deducted monthly from the Account Value, coverage will last as long as the Net Account Value is sufficient to pay these charges. The investment experience of amounts in the Divisions of the Variable Account and the interest earned in the Guaranteed Interest Division will affect the Account Value and, as a result, the length of time the Policy remains in force without payment of additional premiums.

A Guaranteed Minimum Death Benefit provision is available which may extend the period that the Policy's Stated Death Benefit will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. This provision has a Guarantee Period of ten Policy years or to the Insured's Age 65, whichever is later. It protects the Stated Death Benefit of the Policy for a limited number of Policy years.

However, the Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other Riders. Therefore, if the Net Account Value is insufficient to pay all of the deductions as they come due, only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force under the Guaranteed Minimum Death Benefit provision; and any attached Riders will lapse. See Lapse, page 29.

The Guaranteed Minimum Death Benefit provision is not available in some states.


Requirements to Maintain the Guarantee Period

The Guaranteed Minimum Death Benefit provision requires that the Net Account Value must meet certain diversification requirements, and it requires a premium payment level, the

--------------------------------------------------------------------------------
Strategic Advantage II                27

Guarantee Period Annual Premium, that is higher than the Minimum Annual Premium.

As of each Monthly Processing Date we will perform a test to see if sufficient premiums have been paid to keep the guarantee in place. The amount of premiums paid, minus the total of Partial Withdrawals, Policy Loans and accrued loan interest must equal or exceed the sum of the Guarantee Period Monthly Premiums. This sum of Guarantee Period Monthly Premiums starts with the first Policy Month and is through and including the Policy Month that begins on the current Monthly Processing Date. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will lapse.

The Guarantee Period Annual Premium will be listed in the Schedule of the Policy. If the Policy benefits are increased, the Guarantee Period Annual Premium also will increase. The Guarantee Period Monthly Premium is one twelfth of the Guarantee Period Annual Premium.

The Guarantee Period also will lapse if the Net Account Value on any Monthly Processing Date prior to Maturity Date is not diversified according to the following rules:

     i. No more than 35% of the Net Account Value may be invested in any one Division, and

     ii. The Net Account Value must be invested in at least five Divisions.

These diversification requirements will be satisfied if the Automatic Rebalancing feature has been elected and conditions i) and ii) above are met. The Policy will also be deemed to satisfy the requirements for diversification if Dollar Cost Averaging is elected and the resulting transfers are directed into at least four other Divisions with no more than 35% of any transfer directed to any one Division. See Dollar Cost Averaging, page 26, and Automatic Rebalancing, page 27.

If the Guaranteed Minimum Death Benefit lapses and is not corrected, this feature will be terminated. Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

There is no charge for the Guaranteed Minimum Death Benefit.

Additional Benefits

The Policy may include additional benefits, which are attached to the Policy by Rider. A charge will be deducted monthly from the Account Value for each additional benefit chosen. These benefits may be canceled by the Owner at any time. See Modified Endowment Contracts, page 38, for information on the tax effect of adding or canceling these benefits. More details will be included in the Policy if any of these benefits are chosen.

From time to time we may make available Riders other than those listed below. Contact a Registered Representative for a complete list of the Riders available.

Certain Riders may not be available for all Policies.


Adjustable Term Insurance Rider

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, a Schedule of death benefits called the Target Death Benefit is specified at levels to meet the Owner's projected needs in the future. The Target Death Benefit may be scheduled to vary as often as each Policy year. The Target Death Benefit will be listed in the Schedule. Subject to our rules, the Target Death Benefit Schedule may be changed after issue. See Changes In Death Benefit Amounts, page 21.

If at any time you cancel a scheduled change or ask for an unscheduled decrease to your Target Death Benefit, we may deny any future scheduled increases to the Target Death Benefit.

The amount of Adjustable Term Insurance Rider in force at any time is the amount needed to fill the difference between the Target Death Benefit specified in the Schedule and the Base Death Benefit in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit resulting from compliance with the Federal income tax law definition of life insurance test chosen.

For example, assume the Base Death Benefit increases due to the Federal income tax law definition of life insurance. The Adjustable Term Insurance Rider will adjust to provide Death

--------------------------------------------------------------------------------
Strategic Advantage II                28

Proceeds equal to the Target Death Benefit in each year:

Base Death        Target Death         Adjustable Term
 Benefit            Benefit         Insurance Rider Amount
 -------            -------         ----------------------
  201,500           250,000                 48,500
  202,500           250,000                 47,500
  202,250           250,000                 47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Adjustable Term Insurance Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit due to the definition of life insurance requirements. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.)

Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Partial Withdrawals and base decreases may reduce the amount of the Target Death Benefit. See Partial Withdrawals, page 28.

We generally restrict the amount of the Target Death Benefit to an amount not more than ten times the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $1,000,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no externally defined premium and no tax or sales charges for this coverage. Instead, a cost of insurance charge is deducted monthly from the Account Value for the Adjustable Term Insurance Rider amount in effect. The cost of insurance charge may be lower than the rates applicable to the Base Death Benefit in the early Policy years, and may be higher in the later Policy years. See Cost of Insurance Charges, page 32. Since there is no defined premium related to the Adjustable Term Insurance Rider, there are no tax or sales charges associated with this coverage.



--------------------------------------------------------------------------------
Strategic Advantage II                29
and thus the total sales charge paid by the Owner may be less if coverage is included as an Adjustable Term Insurance Rider rather than the Base Death Benefit. However, since not all Policy features apply to the Adjustable Term Insurance Rider, the Owner should consider these features as well as cost when making his or her purchase decisions.

Right to Change Insured Rider

This Rider allows the Owner to change the person insured under the Policy. A change of the Insured may have Federal income tax consequences. If a change of Insured occurs, the cost of insurance charges in the future may change but the Account Value will remain unchanged as of the change date. There is no charge for this Rider.

Waiver of Cost of Insurance Rider

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Account Value. If this Rider is added to the Policy, Waiver of Specified Premium Rider may not also be added.

Waiver of Specified Premium Rider

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium amount will be credited monthly to the Policy. The amount of premium to be credited, within limits, is the amount specified in the application. If this Rider is added to the Policy, the Waiver of Cost of Insurance Rider may not be added.

Benefits at Maturity

If the Insured is still living at Policy Age 100 and the Owner does not desire to use the Continuation of Coverage feature, the Policy Owner may surrender the Policy for the Net Account Value. Some portion of this payment may be taxable. Consult with your tax adviser for advice. The Net Account Value is the Account Value reduced by any outstanding Policy Loan and accrued loan interest. The Policy will then end.

Continuation of Coverage

If the Insured is still living at Policy Age 100 and the Continuation of Coverage feature is in effect, the Net Account Value (except amounts in the loan division) will be transferred into the Guaranteed Interest Division. A one-time administrative fee will be assessed against the Policy to cover future expenses. The insurance coverage under the Policy

--------------------------------------------------------------------------------
Strategic Advantage II                30
will continue in force until the time of the Insured's death unless the Policy lapses or is surrendered.

At Age 100, all Riders except the Adjustable Term Rider terminate. The coverage provided under the Rider converts to base coverage and the Stated Death Benefit is redefined. If there is no Rider coverage, the Stated Death Benefit is unchanged. Any Policy with Death Benefit Option 2 will be converted to Death Benefit Option 1 at Age 100 when the Continuation of Coverage feature becomes effective. See Changes in Death Benefit Option page 21.

The Net Account Value funds may not be transferred into the Variable Divisions after Age 100; thus related investment features such as Dollar Cost Averaging and Automatic Rebalancing are discontinued.

If there is an outstanding loan on the Policy, loan interest will continue to accrue. If no payments are made, it is possible that the loan interest may reduce the account value and cause the Policy to lapse. To avoid this event, you may make loan or loan interest payments after Age 100. However, no additional premium payments will be accepted.

During the Continuation of Coverage period you may take policy loans or partial withdrawals.

The availability of this feature is subject to state approval.

Policy Values

Account Value

The amount of the Account Value is the sum of the amounts in the Guaranteed Interest Division, in the various Divisions of the Variable Account, and the Loan Division. The Account Value therefore reflects all premiums paid, charges made, Policy Loans and Partial Withdrawals taken, investment experience of the Variable Account, and earnings accrued in the Guaranteed Interest and Loan Divisions.

Cash Surrender Value

The Cash Surrender Value of the Policy equals the Account Value plus any refund of sales charges which may be due.

Net Cash Surrender Value

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loans and accrued loan interest.

Net Account Value

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loans and accrued loan interest.

Determining the Value of Amounts in the Divisions of the Variable Account

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited in that Division to the Policy. Each Division of the Variable Account will have different Accumulation Unit Values.


--------------------------------------------------------------------------------
Strategic Advantage II                31

Accumulation Units of a Division are purchased whenever premiums or transfer amounts are allocated to that Division (including transfers from the Loan Division). Accumulation Units are redeemed when Partial Withdrawals are taken or amounts are transferred from a Division of the Variable Account (including transfers to the Loan Division) and to pay the death benefit when the Insured dies. We also redeem Accumulation Units for the monthly deductions from the Account Value and Policy transaction charges, if any.

The number of Accumulation Units purchased or redeemed in a Division of the Variable Account as of any Valuation Date is calculated by dividing the dollar amount of the transaction by the Division's Accumulation Unit Value calculated after the close of business that day. The Accumulation Unit Value of each Division fluctuates with the investment experience of the corresponding Portfolio and reflects the investment income, realized and unrealized capital gains and losses, and expenses of the Portfolio. The Accumulation Unit Values also reflect the mortality and expense risk charges we make each day to the Variable Account. See How We Calculate Accumulation Unit Values for Each Division, page 25.

Transactions are processed as of the Transaction Date. The Transaction Date is the date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date, the Transaction Date will be the next succeeding Valuation Date.

Monthly deductions against the Account Value are made as of the Monthly Processing Date. Transaction charges are made as of the Transaction Date.

The value of any amount allocated to a Division of our Variable Account will go up or down depending on the investment experience of that Division. For amounts allocated to the Divisions of the Variable Account, there is no guaranteed minimum cash value.


How We Calculate Accumulation Unit Values for Each Division

We determine Accumulation Unit Values for the Divisions of the Variable Account as of each Valuation Date. All Policy transactions are performed as of a Valuation Date.

The Accumulation Unit Value for each Division will generally be set at $10 on the first Valuation Date that there are Policy transactions in that Division of the Variable Account. After that, the Accumulation Unit Value as of any Valuation Date is equal to the Accumulation Unit Value for the preceding Valuation Date multiplied by the Accumulation Experience Factor for that Division for the Valuation Period.

We calculate an Accumulation Experience Factor for each Division every Valuation Date as follows:

   1. We take the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the managers of the Portfolio.

   2. We add any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. We subtract from this amount a charge for taxes, if any.

   3. We divide the resulting amount by the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business on the preceding Valuation Date. This new amount represents the gross experience factor per Accumulation Unit, before reduction for the expenses of the Variable Account.

   4.  We subtract a charge for the mortality and expense risk


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Strategic Advantage II                32
       assumed by us under the Policy. The daily charge is .002055% of the Accumulation Unit Value, which is equivalent to an annual rate of .75% of the Accumulation Unit Value. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

The result is the Accumulation Experience Factor for the Valuation Period.


Transfers of Account Values

After the Free Look Period ends, up to 12 transfers among the Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There is no limit on the number of transfers that may be made, but we charge a fee of $25 for each additional transfer beyond the first 12. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge. Transfer requests should be made in writing to our Customer Service Center. The transfer will take effect as of the Valuation Date we receive the request. The minimum amount we will transfer on any date is $100. This minimum need not come from any one Division or be transferred to any one Division as long as the total amount requested to be transferred equals at least the minimum. However, we will transfer the entire amount in any Division of the Variable Account from which a transfer is requested, if the amount remaining in that Division is less than $100.

We reserve the right to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or we may place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish their ability to provide maximum investment return to all Owners.


Transfers from the Guaranteed Interest Division may be made only as follows. Once during the first 30 days of each Policy year, the Owner may transfer amounts from the Guaranteed Interest Division. Transfer requests received within 30 days prior to the Policy anniversary will be deemed to occur as of the Policy anniversary. Transfer requests received on the Policy anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed.

Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited to the greatest of (i) 25% of the balance in the Guaranteed Interest Division at the time of the first transfer or withdrawal in a Policy year, (ii) the sum of any amounts transferred and withdrawn from the Guaranteed Interest Division in the prior Policy year or, (iii) $100.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 14.

If telephone privileges have been elected in an application or written notice has been sent to our Customer Service Center requesting this privilege, transfers may be made by telephoning our Customer Service Center. See Telephone Privileges, page 44.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging to Owners who have at least $10,000 of Account Value invested in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio. The main objective of Dollar Cost Averaging is to protect Policy values from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each period, more units are purchased in a Division if the value per unit is low, and fewer units are purchased if the value per unit is high. This plan of allocating Policy values reduces the risk of investing too much when the price of a Portfolio's shares is high and too little when the price of a Portfolio's shares is low. However, participation in Dollar Cost Averaging does not assure a profit nor does it protect against a loss in a declining market.

With Dollar Cost Averaging, a designated dollar amount or a percentage of the Account Value of the Division investing in the Fidelity VIP Money Market


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Strategic Advantage II                33

Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio will be transferred automatically each period from the selected Division to one or more other Divisions of the Variable Account. Dollar Cost Averaging transfers may not be made to or from the Guaranteed Interest Division. Any transfers that are a result of the Dollar Cost Averaging feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. There is no charge for this feature.

Dollar Cost Averaging allocations may be designated in dollar amounts or whole percentages. The minimum percentage that may be transferred to any one Division is 1% of the total amount transferred to all selected Divisions. The transfer amount under Dollar Cost Averaging may be no less than $100.

The first Dollar Cost Averaging date must be at least five days after our receipt of the request for Dollar Cost Averaging. In no event will Dollar Cost Averaging begin before the end of the Delivery and Free Look Periods. Dollar Cost Averaging may occur monthly, quarterly semi-annually, or annually on a date requested by the Owner. Unless specified otherwise, Dollar Cost Averaging will take place monthly, on the Monthly Processing Date.

If on any Dollar Cost Averaging date, the amount in the Division from which transfers are to be made is equal to or less than the amount to be transferred, the entire remaining amount will be transferred, and Dollar Cost Averaging will end. Changes to the Dollar Cost Averaging program may be made once each Policy year or Dollar Cost Averaging may be canceled completely by sending satisfactory notice to our Customer Service Center at least five days before the next Dollar Cost Averaging date. If telephone privileges are in effect, changes to the Dollar Cost Averaging program can be made by telephoning our Customer Service Center. See Telephone Privileges, page 44.

A date for Dollar Cost Averaging to terminate may be specified by the Owner. Termination also may occur when the balance remaining in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio reaches a specified dollar amount.


A Dollar Cost Averaging Program and an Automatic Rebalancing Program may run at the same time.

Automatic Rebalancing

The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing Account Values and for simplifying the process of asset allocation over time.

The Automatic Rebalancing feature may be elected with the application or at any subsequent time by completing the appropriate form. Automatic Rebalancing matches Account Value allocations over time to the allocation percentages set by the Owner. During the operation of the Automatic Rebalancing feature, transfers among the Divisions may occur monthly, quarterly, semi-annually, or annually on a date specified by the Owner. Unless specified otherwise, Automatic Rebalancing will take place on the last Valuation Date of each calendar quarter.

Automatic Rebalancing allocations may be specified for all or some of the Divisions in which the Account Value is invested. If this feature is elected we will transfer amounts among the Divisions so that, after the transfers, the ratio of the Account Value in each Division to the total Account Value of all Divisions included in Automatic Rebalancing matches the automatic rebalancing allocation percentage for that Division. This will rebalance the amounts in Divisions that do not match the allocation percentages, which could result,


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Strategic Advantage II                34
for example, from Divisions which outperform the other Divisions for that time period.

If Automatic Rebalancing is elected with the Policy application, the first transfer will occur on the date specified by the Owner, following the end of the Delivery and Free Look Periods. If this feature is elected after the Policy Date, the first transfer will be processed as of the date requested by the Owner which must be at least five days after receipt at our Customer Service Center, or, if no date is specified, the last Valuation Date of the calendar quarter after we receive notification at our Customer Service Center and the Delivery and Free Look Periods have ended.

The allocation percentages for Automatic Rebalancing may be changed at any time and the Account Value will be reallocated as of the Valuation Date that we receive the allocation instructions at our Customer Service Center. Any reduction in the allocation to the Guaranteed Interest Division, however, will be considered a transfer from the Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Transfers of Account Values on page 25. If we receive an Automatic Rebalancing request which is in conflict with these provisions, we will ask for revised instructions.

The Owner may terminate the Automatic Rebalancing feature at any time, as long as we receive notice of the termination at least five days prior to the next Automatic Rebalancing. If the Guarantee Period is in effect and the Automatic Rebalancing feature is terminated, diversification of the Net Account Value still must be maintained for the Guarantee Period to continue. If the Automatic Rebalancing feature is active, the Guarantee Period is in effect, and a request is received for an allocation which does not meet the diversification requirements to maintain the Guarantee Period, we will notify the Owner that the allocation must be changed. See Guaranteed Minimum Death Benefit, page 22.

Any transfers that are a result of the Automatic Rebalancing feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge.


We will charge a fee of $25 each time the Automatic Rebalancing allocation is changed more than five times per Policy year; otherwise there is no charge for this feature.

An Automatic Rebalancing program may be run simultaneously with a Dollar Cost Averaging program.

Policy Loans

At any time after the first Policy anniversary, or as otherwise required by law, the Owner may borrow against the Policy by using it as security for a loan. The amount borrowed is called a Policy Loan. Unless otherwise required by state law, any new Policy Loan must be at least $100. The maximum amount which can be borrowed as of any Valuation Date equals the Net Account Value less monthly deductions to the next Policy Anniversary. Maximum loan amounts may be different if required by state law. A Policy Loan may be requested by contacting our Customer Service Center.


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Strategic Advantage II                35

Loan interest charges on a Policy Loan accrue daily at a annual interest rate of 4.75%. Interest is due in arrears on each Policy Anniversary. If the interest is not paid when it is due, it will be added to the Policy Loan as of the Policy anniversary.

When an additional loan is requested, the amount taken will be added to the outstanding Policy Loan so only one loan is outstanding at any time. A Policy Loan may be fully or partially repaid at any time while the Policy is in force. Unless otherwise indicated, we will assume that any payments, other than Scheduled Premiums, constitute Policy Loan repayments and not premiums.

When a Policy Loan is taken, or if the loan interest is not paid on the Policy anniversary, an amount equal to the Policy Loan amount or interest due is transferred from the Divisions of the Variable Account and the Guaranteed Interest Division to the Loan Division to secure the loan. The Loan Division is part of our General Account, separate from the Guaranteed Interest Division. When transfers are made to the Loan Division sufficient units of the Variable Account Divisions are redeemed to cover the amount of the loan taken from the Variable Account. We will deduct the amount transferred from each Division in the same proportion that the Account Value in that Division bears to the Net Account Value immediately prior to the loan transaction unless otherwise specified by the Owner. The amounts in each Division will be determined as of the Valuation Date we receive the request for a loan. The Loan Division is credited at an annual rate of 4.00%.

The amount of interest credited to the Loan Division for the Policy year will be transferred from the Loan Division on Policy anniversaries. When a loan repayment is made, an amount equal to the payment is transferred from the Loan Division. Amounts transferred from the Loan Division will be allocated to the Divisions of the Variable Account and the Guaranteed Interest Division based on the current premium allocation instructions unless a different allocation is requested.

A Loan against the Policy will have a permanent effect on the Account Value and, therefore, on the benefits under this Policy, even if the Loan is repaid. When borrowing against the Policy, an amount equal to the Policy Loan is transferred to the Loan Division where it earns a guaranteed rate of interest. Premiums or transfer amounts may not be allocated to the Loan Division other than by borrowing additional amounts. If not repaid, the Policy Loan and accrued loan interest will be deducted from the amount of the Death Proceeds paid, and the Cash Surrender Value paid on surrender. It also may have an effect on the Guarantee Period and on the length of time the Policy remains in force, since in many cases the Policy will lapse when the Account Value minus Policy Loan and accrued loan interest is insufficient to cover the monthly deductions.

If telephone privileges have been elected, a Policy Loan may be requested by telephoning our Customer Service Center. Any telephone request for a Policy Loan must be for an amount less than $25,000. See Telephone Privileges, page 44.

Loans may have adverse tax consequences. See Modified Endowment Contracts, page 38.

Partial Withdrawals

A Partial Withdrawal may be requested on any Monthly Processing Date after the first Policy anniversary by contacting our Customer Service Center. One Partial Withdrawal is allowed each Policy year.

The minimum Partial Withdrawal is $100. The maximum Partial Withdrawal is the amount which will leave a Net Account Value of $500. If a withdrawal of more than this maximum is requested, we will require a full surrender of the Policy. When a Partial Withdrawal is taken, the amount of the withdrawal plus a service fee is deducted from the Account Value.

The Stated Death Benefit is not reduced by a Partial Withdrawal taken when: (i) the Base Death Benefit has been increased to qualify the Policy as life insurance under the Federal income tax laws (see Life Insurance Definition, page
37), and (ii) the amount withdrawn is no greater than that amount which reduces the Account Value to the level which no longer requires the Base Death Benefit to be increased for Federal income tax law purposes.

For a Policy under an Option 1 death benefit, the Stated Death Benefit is not reduced by a Partial Withdrawal in the circumstances described above. In addition, if no more than 15 years have elapsed since the Policy Date and the Insured is not yet Age 81, a Partial Withdrawal of an amount up to 10% of the Account Value or, if greater, 5% of the Stated Death Benefit calculated immediately before the Partial Withdrawal is taken, will not reduce the Stated Death Benefit. Any additional amount withdrawn does reduce the Stated Death Benefit by that additional amount.

For a Policy under an Option 2 death benefit, a Partial Withdrawal does not reduce the Stated Death Benefit.


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Strategic Advantage II                36

No Partial Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Partial Withdrawal would be reduced below the minimum we require to issue this Policy at the time of the reduction. See Group or Sponsored Arrangements, page 37.

A Partial Withdrawal may also reduce the Target Death Benefit.

Unless otherwise indicated, we will make the withdrawal from the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that each Division bears to the Net Account Value immediately prior to the withdrawal. Withdrawals from the Guaranteed Interest Division may not exceed an amount that is greater than the total withdrawal times the ratio of the Account Value in the Guaranteed Interest Division to the total Net Account Value immediately prior to the withdrawal.

A new Schedule reflecting the effect of the withdrawal will be sent if there is a change to the Stated Death Benefit or to the Target Death Benefit. We may ask that the Policy be returned to our Customer Service Center to make this change. The withdrawal and any reductions in death benefits will be effective as of the Valuation Date we receive the request.

If telephone privileges have been elected, requests for Partial Withdrawals may be made by telephoning our Customer Service Center. Any telephone request for a Partial Withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 44.

Partial Withdrawals may have adverse tax consequences. See Modified Endowment Contracts, page 38.

Surrender

The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. In order to surrender the Policy, a written request and the Policy should be sent to our Customer Service Center. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus Policy Loan and accrued loan interest amounts. Costs and expenses which have been deducted from the net Account Value on the Monthly Processing Date preceding the surrender will not be added or pro-rated at surrender. We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request and Policy at our Customer Service Center. All insurance coverage will end as of that date.


A surrender of the Policy for its Net Cash Surrender Value may have adverse tax consequences. See Modified Endowment Contracts, page 38.

Right to Exchange Policy

During the first 24 months following the Policy Date, the Owner has the right to exchange the Policy from one in which the investment experience is not guaranteed for a guaranteed Policy, unless required differently by state law. This is accomplished by transferring the entire amount in the Divisions of the Variable Account to the Guaranteed Interest Division, and the allocation of all future premium payments to the Guaranteed Interest Division. When this right is exercised, we will not allow the allocation of future premium payments or transfers to the Divisions of the Variable Account.

This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will be assessed on the transfer to exercise this exchange privilege. See The Guaranteed Interest Division, page 17.

Lapse

Insurance coverage will continue as long as the Net Account Value of the Policy is sufficient to pay all the deductions each month. The Policy is guaranteed not to lapse, regardless of its Net Account Value, if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid less the sum of Partial Withdrawals and Policy Loans and accrued loan interest is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting with the first Policy month through and including the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium.

If the Guaranteed Minimum Death Benefit Is Not in Effect

Unless the Guaranteed Minimum Death Benefit provision is in effect, or the Special Continuation Period is in effect and its requirements have


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Strategic Advantage II                37
been met, the Policy including all attached Riders will lapse in its entirety on any Monthly Processing Date that the Net Account Value of the Policy is not sufficient to pay all the monthly deductions from the Account Value. A 61-day grace period will begin on that Monthly Processing Date. See Grace Period, page 30.

If we do not receive full payment of the requested amount within the 61 days, the Policy and all Riders attached will lapse without value. We will withdraw any remaining balance of the Account Value from the Divisions of the Variable Account and Guaranteed Interest Division. We will deduct any amount owed to us and inform the Owner that the Policy has ended.

If the Insured dies during the grace period, we will pay the Death Proceeds to the Beneficiary subject to reductions for Policy Loan amounts, accrued loan interest and any monthly deductions due.

If the Guaranteed Minimum Death Benefit Is in Effect

After the Special Continuation Period, if the Guaranteed Minimum Death Benefit provision is in effect, the Policy will not lapse during the Guarantee Period even if the Net Account Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date. See Guaranteed Minimum Death Benefit, page 22.

The benefits provided by Riders attached to the Policy and any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by the Guaranteed Minimum Death Benefit provision. Therefore, these benefits will lapse if the Net Account Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date (unless the policy is in the three-year Special Continuation Period).

While the Guaranteed Minimum Death Benefit provision applies (unless the policy is in the three-year Special Continuation Period), the Account Value may be reduced by monthly deductions, but not below zero. Any monthly deductions during the Guarantee Period which would reduce the Net Account Value below zero will be waived permanently.

The Guaranteed Minimum Death Benefit provision will be terminated if the Policy does not meet the monthly premium or diversification tests as explained in Guaranteed Minimum Death Benefit, page 22. If the Guaranteed Minimum Death Benefit provision is terminated, the normal test for lapse will resume.
Grace Period

If the following conditions occur as of a Monthly Processing Date, the Policy will enter into the 61-day Grace Period:

   (i)    The Net Account Value is zero or less; and

   (ii) The three-year Special Continuation Period has expired or the required premium has not been paid; and

   (iii)  The Guarantee Period has expired or been terminated.

We will, at least 30 days before the end of a grace period, notify the Owner or any assignee in writing at the last known address on our records that the grace period has begun. The notification will include the amount of premium payment necessary to reinstate the Policy and all Riders attached. The premium required to reinstate the Policy is generally the amount of past due charges plus the amount that will cover estimated monthly deductions for the Policy and all attached Riders for the following two months. If we receive payment of this amount before the end of the grace period, we will use it to make the overdue deductions. Any balance remaining will be applied to the Account Value in the same manner as other premium payments.

Reinstatement

If the Policy Owner fails to pay sufficient premiums prior to the end of the Grace Period, the Policy and its Riders, other than the Guaranteed Minimum Death Benefit provision, may be reinstated within five years after the Grace Period. Unless otherwise required by state law, we will reinstate the Policy and any Riders if:

   (i)    The Policy has not been surrendered for its Net Cash Surrender Value;

   (ii) Satisfactory evidence is provided to us that the Insured and the Insureds under any Riders are still insurable according to our normal rules of underwriting for this type of Policy; and

   (iii) We receive a premium payment sufficient to keep the Policy and any Riders in force from the beginning of the grace period to the end of the grace period and for two months following the date of the reinstatement unless required differently by

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Strategic Advantage II                38
state law.

The reinstatement will be effective as of the Monthly Processing Date following our approval of the reinstatement application. We also will reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. Net Premiums received after reinstatement will be allocated according to the premium allocation instructions in effect at the start of the grace period or as otherwise directed by the Owner.


CHARGES, DEDUCTIONS AND REFUNDS


Deductions from Premiums

Unless a Policy Loan is outstanding (see Policy Loans, page 27), any payment received before Age 100 is considered a premium. Certain expenses are deducted from premium payments. The Net Premium is then added to the Account Value. The expenses which are deducted from the premium include the tax and the sales charges.

Tax Charges

All states levy taxes on life insurance premium payments. The amount of these taxes varies from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes. The 2.5% rate approximates the average tax rate we expect to pay on premiums from all states.

A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the Federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive. This charge for deferred acquisition costs is reasonable in relation to Security Life's increased Federal income tax burden resulting from the receipt of premium payments, under Internal Revenue Code Section 848.

Except as limited by state law, we reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

Sales Charges


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Strategic Advantage II                39

A percentage of each premium is deducted to compensate us for a portion of the cost of selling the Policy. The percentage deducted is based on the amount of premium paid and the number of years since the Policy Date or the date of an increase in coverage. For each of the first ten Policy years, this charge is equal to 12% of premiums paid up to the Target Premium and 3% of premiums paid in excess of the Target Premium. Thereafter, the sales charge is equal to 3% of all premiums paid.

Target Premiums are not based on the Scheduled Premium. Target Premiums are actuarially determined based on the Age, sex and Premium Class of the Insured. See Premiums, page 18. The Target Premium for the Policy and any Segments added since the Policy Date will be listed in the Schedule.

For a Policy with multiple Segments, premiums paid are allocated to the Segments in the same proportion as the guideline annual premium (as defined by the Federal income tax law) for each Segment bears to the total guideline annual premium for the Stated Death Benefit.

The sales charge covers the cost of distribution, costs of preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including this sales charge and any profit we may earn on the other charges deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements.

Daily Deductions from the Variable Account

Mortality and Expense Risk Charge

Each day a charge is deducted for the mortality and expense risks we assume. This charge is equal to 0.002055% per day of the amount in the Divisions of the Variable Account, which is equivalent to an annual rate of 0.75% of the portion of the Account Value allocated to the Variable Account.

We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. The expense risk we assume is that other expenses we incur in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. We may use this profit for other purposes, including any distribution expenses not covered by the sales charge.

This charge is not assessed against the amount of Account Value which is allocated to the Guaranteed Interest Division, nor to amounts in the Loan Division. We credit the Account Value with a persistency refund equivalent to 0.6% per year for each Segment that has been in force for at least ten Policy years, which effectively reduces the charge for mortality and expense risks. See Persistency Refund, page 33.

Monthly Deductions from the Account Value

The following charges are deducted from the Account Value on each Monthly Processing Date. These deductions are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value as of the Monthly Processing Date.

Initial Policy Charge

The initial Policy charge is $10 per month for the first three Policy years and is guaranteed not to exceed this amount. This charge covers such costs as application processing, medical examinations, establishment of Policy records, and insurance underwriting costs. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

Monthly Administrative Charge

This charge is comprised of a per Policy charge of $3 per month plus a charge of $0.025 per thousand of Stated Death Benefit or Target Death Benefit, if greater, and is guaranteed never to exceed this amount. The per thousand charge currently is limited to $30 per month. This charge is designed to cover the ongoing costs of maintaining the Policy, such as premium billing and collections, claim processing, Policy transactions, record keeping, reporting and other communications with Owners, other expenses and overhead. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

Cost of Insurance Charges


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Strategic Advantage II                40

The cost of insurance charges compensate us for providing insurance protection under the Policy. The cost of insurance charges are calculated monthly, and equal our current monthly cost of insurance rate times the Net Amount at Risk for each portion of the death benefit. Net Amount at Risk for each portion of the death benefit is calculated at the beginning of the Policy month.

The Net Amount at Risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of the Account Value. For this purpose, the amount of the Account Value is determined after deduction of charges due on that date, other than cost of insurance charges for the Base Death Benefit, any Adjustable Term Insurance Rider, and Waiver of Cost of Insurance Rider.

The Net Amount at Risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided.

If the Base Death Benefit at the beginning of the month is increased due to the requirements of Federal income tax law definition of life insurance, Net Amount at Risk for the Base Death Benefit that month will also increase, but the Net Amount at Risk for any Adjustable Term Insurance Rider may be reduced. Therefore, the amount of the cost of insurance charges will vary from month to month with changes in the Net Amount at Risk, changes in the makeup of the death benefit, and with the increasing Age of the Insured.

The cost of insurance rates are based on the Age, sex and Premium Class of the Insured on the Policy Date or at the time a Segment is added, as well as the length of time the Policy or Segment has been in effect. Unisex rates are used where appropriate under applicable law, including the state of Montana and Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Net Amount at Risk is allocated to Segments in the same proportion that each Segment bears to the total Stated Death Benefit as of the Monthly Processing Date. Separate cost of insurance rates apply to the Base Death Benefit, the Adjustable Term Insurance Rider and any additional Segments. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in the Policy. The guaranteed maximum rates for policies are based on the 1980 Commissioners Standard Ordinary Mortality Table.

We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on a guaranteed issue basis, the Policies will be issued up to a predetermined face amount limit, with minimal evidence of insurability. Policies issued on a guaranteed issue basis may present different mortality costs to us compared to underwritten Policies. We may charge different cost of insurance rates for guaranteed issue Policies. The cost of insurance charges may depend on the issue Age of the Insured, the size of the group, and the total premium to be paid by the group. Under most guaranteed issue Policies, the overall charges for insurance will be higher than under a comparable underwritten Policy issued in the preferred nonsmoker, standard nonsmoker, or standard smoker class. This means that an Insured may be able to obtain individual, underwritten insurance coverage at a lower overall cost.

The maximum rates for the initial and any new Segment will be printed in the Schedule which we will provide to you.

Charges for Additional Benefits

The cost of additional benefits added by Rider will be deducted monthly on the Monthly Processing Date. We may change these charges, but the Schedule contains tables showing the guaranteed maximum rates. See Additional Benefits, page 23.


Changes in Monthly Charges

Any changes in the cost of insurance charges or charges for additional benefits, will be made by class of Insured and will be based on changes in future expectations about such things as


--------------------------------------------------------------------------------
Strategic Advantage II                41
investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. In no event will they exceed the guaranteed maximum rates defined in the Policy.

Policy Transaction Fees

In addition to the deductions described above, we charge fees for certain Policy transactions.

Transaction fees are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction for which the fee is charged.

Partial Withdrawal

A service fee of $25 will be charged against the Account Value for each Partial Withdrawal. See Partial Withdrawals, page 28.

Transfers

We charge a fee of $25 for each additional transfer beyond the first 12 in a Policy year. See Transfers of Account Values, page 25. All transfers included in one transfer request count as a single transfer when we calculate the fee. There will not be a transfer fee for transfers of Account Value into the Guaranteed Interest Division pursuant to the Right to Exchange provided by this Policy. See Right to Exchange Policy, page 29.

Allocation Changes

We charge a fee of $25 each time the premium or automatic rebalancing allocation is changed more than five times each Policy year.

Illustrations

We reserve the right to charge a fee, not to exceed $25, for each Policy illustration in excess of one per Policy year.

Continuation of Coverage Administrative Fee

At Age 100, if the Continuation of Coverage feature is in effect, a one-time administrative charge of $200 will be assessed to cover the costs expected to be incurred to maintain and service the Policy for the remainder of the Insured's lifetime. This charge is in lieu of the normal monthly administrative charge. It is designed to reimburse us for expenses and we do not expect to gain from it.

Persistency Refund

Long-term Owners of Strategic Advantage II will receive a persistency refund.


Each month the Policy or a Segment remains in force after its tenth Policy anniversary, we will credit the Account Value with a refund equivalent to 0.6% of the Account Value on an annual basis for that Segment (0.05% monthly). However, the persistency refund is not guaranteed to be paid on the Guaranteed Interest Division. For purposes of this calculation, Account Value will be allocated to each Segment based upon the number of completed Policy years that Segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The persistency refund will be added to the Divisions of the Variable Account and the Guaranteed Interest Division but not the loan division in the same proportion that the Account Value in each Division bears to the Net Account Value as of the Monthly Processing Date.

The following is an example of how the persistency refund affects the Account Value each month if the policy has no loan:

Account Value = $10,000 (all in the Variable Divisions)

Monthly persistency refund Rate = .0005

Persistency refund = 10,000 x .0005 = $5.00

                           Before           After
                           Persistency      Persistency
                           Refund           Refund
                           ------           ------
Variable
Divisions                  $10,000.00       $10,005.00

The following is an example of how the persistency refund affects the Account Value each month if the Policy has a loan:

Account Value = $10,000

Account Value in the Variable Divisions = $6,000

Account Value in the Loan Division = $4,000

Monthly persistency refund Rate = .0005

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Strategic Advantage II                42

Persistency refund = 10,000 x .0005 = $5.00


                           Before           After
                           Persistency      Persistency
                           Refund           Refund
                           ------           ------
Variable
Divisions                  $6,000.00        $6,005.00

Loan                       $4,000.00        $4,000.00

Refund of Sales Charges

If the Policy has not lapsed, we will, upon full surrender of the Policy within the first two Policy years, refund a portion of the sales charges previously deducted from premiums paid. In the first Policy year, the amount of the refund is equal to 5% of the premiums paid. In the second Policy year, the refund is equal to 2.5% of the premiums paid in the first Policy year. After the second Policy anniversary, there is no refund of sales charges.

Charges from Portfolios

The Variable Account purchases shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolio. The following table describes these investment management fees and other direct expenses of the Portfolios.

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Strategic Advantage II                43

Portfolio Annual Expenses (As a Percentage of Portfolio Average Net Assets)1


                                                                 Investment                        Total Portfolio
                                                                 ----------                        ---------------
                          Portfolio                           Management Fees    Other Expenses        Expenses
                          ---------                           ---------------    --------------        --------
Neuberger & Berman Advisers Management Trust 2
Limited Maturity Bond Portfolio                                          0.65%              0.13%         0.78%
Growth Portfolio                                                         0.83%              0.09%         0.92%
Partners Portfolio                                                       0.84%              0.11%         0.95%
The Alger American Fund
Alger American Small Capitalization Portfolio                            0.85%              0.03%         0.88%
Alger American MidCap Growth Portfolio                                   0.80%              0.04%         0.84%
Alger American Growth Portfolio                                          0.75%              0.04%         0.79%
Alger American Leveraged AllCap Portfolio                                0.85%              0.24%         1.09%/3/
Fidelity Variable Insurance Products Fund
VIP Growth Portfolio                                                     0.61%              0.08%         0.69%/4/
VIP Overseas Portfolio                                                   0.76%              0.17%         0.93%/4/
VIP Money Market Portfolio                                               0.21%              0.09%         0.30%
Fidelity Variable Insurance Products Fund II
VIP II Asset Manager Portfolio                                           0.64%              0.10%         0.74%/4/
VIP II Index 500 Portfolio                                               0.13%              0.15%         0.28%/5/
INVESCO Variable Investment Funds, Inc.
INVESCO VIF - Total Return Portfolio                                     0.75%              0.19%         0.94%/6,7/
INVESCO VIF - Industrial Income Portfolio                                0.75%              0.20%         0.95%/6,8/
INVESCO VIF - High Yield Portfolio                                       0.60%              0.27%         0.87%/6,9/
INVESCO VIF - Utilities Portfolio                                        0.60%              0.56%         1.16%/6,10/
INVESCO VIF - Small Company Growth Fund                                  0.75%              0.25%         1.00%
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund                                               1.00%              0.11%         1.11%
Worldwide Real Estate Fund                                               1.00%              0.25%         1.25%
Worldwide Emerging Markets Fund                                          1.00%              0.27%         1.27%
Worldwide Bond Fund                                                      1.00%              0.12%         1.12%
AIM Variable Insurance Funds, Inc.
AIM VI - Capital Appreciation                                            0.64%              0.09%         0.73%

--------------------------------------------------------------------------------
Strategic Advantage II                44


AIM VI - Government Securities                                           0.50%              0.41%             0.91%


/1/ The preceding Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reduction from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which is the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.

/2/ Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, the "Other Expenses" includes all other expenses of the Portfolio and its corresponding series. See "Expenses" in the Trust's Prospectus. Expenses reflect expense reimbursement. NBMI has voluntarily undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

/3/ The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.03% of interest expense.

/4/ A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent regarding expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, and 0.73% for Asset Manager Portfolio.

/5/ FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43% respectively for Index 500 Portfolio on an annualized basis.

/6/ The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolios are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.

/7/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

/8/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

/9/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38% respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

/10/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 5.36%, and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%), and (52.86), respectively.


--------------------------------------------------------------------------------
Strategic Advantage II                45

Group or Sponsored Arrangements

This Policy is available for purchase by individuals, corporations, or institutions. For group or sponsored arrangements (including home office employees of Security Life) and for special exchange programs which Security Life may offer from time to time, we may reduce or eliminate the sales charge, the length of time the sales charge applies, the administrative charge, the minimum Stated Death Benefit, the maximum Target Death Benefit, the Minimum Annual Premium, the Target Premium, cost of insurance charges, or other charges normally assessed to reflect the expected economies resulting from a group or sponsored arrangement. We also may allow Partial Withdrawals to be taken without a charge. Group arrangements include those in which a trustee, an employer, or an association either purchases Policies covering a group of individuals on a group basis or endorses the Policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Policies to its employees or members on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Policy is approved. We may change these rules from time to time. Any variation in the sales charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

Other Charges

Under current law we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves (except to the extent the Federal deferred acquisition cost may be considered such a tax). Consequently, no charge is currently being made to any Division of our Variable Account for our Federal income taxes. We reserve the right, however, to make such a charge in the future if the tax law changes and we incur Federal income tax which is attributable to the Variable Account.

We must pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At the present time, these taxes are not substantial. However, if these taxes increase, we reserve the right to charge for such taxes when they are attributable to our Variable Account.



TAX CONSIDERATIONS

The following discussion provides a general description of the Federal income tax consequences of the Policy, based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. This discussion is general in nature, and should not be considered tax advice. Further, it is not intended to present an exhaustive survey of all the tax issues that might arise under the Policy. Because of the complexity of the laws and the fact that tax results will vary according to the particular circumstances of the Owner, a legal or tax adviser should be consulted prior to purchasing the Policy.

Strategic Advantage II is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner consistent with that design. The Base Death Benefit in force at any time shall not be less than the amount of insurance necessary to achieve such qualification under the applicable provisions of the Internal Revenue Code in existence at the time the Policy is issued. We reserve the right to amend the policy or adjust the amount of insurance when required. We will send you a copy of any policy amendment.

Life Insurance Definition

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), sets forth the definition of a life insurance contract for Federal tax purposes. The entire death

--------------------------------------------------------------------------------
Strategic Advantage II                46
benefit of a life insurance contract is excludable from gross income of the beneficiary under Section 101(a)(1) of the Code. However, there are exceptions to this general rule such as transfers for value and distributions from a policy owned by a qualified plan. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. While proposed regulations and other interim guidance have been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

Section 7702 provides that if one of two alternate tests is met, a Policy will be treated as a life insurance policy for Federal income tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline Premium/Cash Value Corridor Test."

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the Insured's Age, sex, and Premium Class at any point in time, multiplied by the Account Value. See APPENDIX A, page 62, for a table of the Cash Value Accumulation Test factors.

The Guideline Premium/Cash Value Corridor Test provides for a maximum premium in relation to the Death Benefit, and a minimum "corridor" of death benefit in relation to Account Value. In most situations, the death benefit that results from the Guideline Premium/Cash Value Corridor Test will ultimately be less than the amount of death benefit required under the Cash Value Accumulation Test. See APPENDIX B, page 65, for a table of the Guideline Premium/Cash Value Corridor Test factors.

This Policy allows the Owner to choose, at the time of application, which of these tests we will apply to the Policy. A choice of tests is irrevocable. Regardless of which test is chosen, we will at all times assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for Federal income tax purposes. In addition, as long as the Policy remains in force, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from the Policy, such as a Partial Withdrawal or loan.

The favorable tax treatment of Section 101(a) will not apply to benefits paid at maturity of the policy (Age 100). The IRS has not given an official opinion on policies that continue coverage past age 100. There are no clear guidelines on how to keep these benefits within the definition of life insurance. However, we believe our approach is appropriate and in keeping with the spirit of the current law. See Benefits at Age 100, page 24.

Also, any interest payment accrued on Death Proceeds paid either as a lump sum or other than in one lump sum may be subject to tax. See Settlement Provisions, page 45.

The Federal government has in the past and may in the future consider new legislation or regulations that, if enacted, could change the Federal income tax treatment of life insurance policy income, exchanges and transfers, or death benefits. Any such change could have a retroactive effect. Such concerns should be addressed by your legal or tax adviser.

Diversification Requirements

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. To be adequately diversified, each Division of the Variable Account must meet certain tests. A variable life Policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. If this were to occur, the Owner would be subject to Federal income tax on the income under the Policy as it is earned. The Portfolios in which the Variable Account invests have provided assurances that they will meet the applicable diversification standards.

In certain circumstances, Owners of variable life insurance contracts may be considered the Owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract Owner's gross income. The IRS has stated in published rulings that a variable contract Owner will be considered the Owner of separate account assets if the contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their

--------------------------------------------------------------------------------
Strategic Advantage II                47
investments to particular subaccounts without being treated as Owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Policy Owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Security Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Security Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

Modified Endowment Contracts

Code Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts", which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven, level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and the Account Value at the time of such change and the additional premiums paid in the seven years following the material change.


The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment Contract. To the extent possible, to keep the Policy from being treated as a "modified endowment contract" for Federal tax purposes, the provisions of the Policy shall be interpreted to prevent the Policy from being subject to such treatment. We reserve the right to amend the Policy to reflect any clarifications that may be needed or are appropriate, including any rider, to achieve this objective. Security Life will monitor Policies and will attempt to notify an Owner on a timely basis if the Owner's Policy becomes a Modified Endowment Contract.

Tax Treatment of Premiums

No tax deduction is allowed for premiums paid on any life insurance policy covering the life of any officer or employee, or of any person financially interested in any business carried on by the taxpayer, when the taxpayer is a beneficiary (directly or indirectly) under such policy. Consult your tax adviser for advice on the availability of deductions.

Loans, Lapses, Surrenders and Withdrawals

If the Policy Is Not a Modified Endowment Contract

If a Policy is not a Modified Endowment Contract, as long as it remains in force, a loan under the Policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest paid (or accrued by an accrual basis taxpayer) on the loan may or may not be tax deductible. Consult your tax adviser for advice on the availability of deductions.

Any time a Policy is surrendered or lapses, the excess, if any, of the Cash Surrender Value over the Owner's "investment in the Policy" will be subject to Federal income tax as ordinary income. "Investment in the Policy" means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner. It is important to note that for this calculation, if the Policy terminates while a Policy loan is outstanding, the total amount of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. As a result, in certain circumstances this may result in taxable income to the Owner even though the Policy has no Net Cash Surrender Value.

Proceeds received on a Partial Withdrawal may or may not

--------------------------------------------------------------------------------
Strategic Advantage II                48
be taxable depending on the Owner's particular circumstances. During the first 15 Policy years, the proceeds from a Partial Withdrawal could be subject to Federal income tax to the extent the Cash Surrender Value exceeds investment in the Policy. The portion subject to tax will depend upon the ratio of the death benefit to Account Value under the Policy and the Age of the Insured at the time of the withdrawal. After the first 15 Policy years, the proceeds from a Partial Withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed investment in the Policy.

If the Policy Is a Modified Endowment Contract

If a Policy is a Modified Endowment Contract, any pre-death distribution from the Policy will be taxed on an "income-first" basis, similar to the treatment of annuities for individuals. Distributions for this purpose include a surrender, Partial Withdrawal or Policy Loan, including any increase in a loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan. Any such distributions will be considered taxable income to the Owner to the extent the Account Value exceeds investment in the Policy immediately before the distribution. All Modified Endowment Contracts that are issued by Security Life (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code Section 72(c).

A 10% penalty tax will also apply to the taxable portion of a distribution from a Modified Endowment Contract, unless an exception applies. The penalty tax will not apply to distributions (i) when the taxpayer is at least 59 1/2 years of age, (ii) in the case of a disability (as defined in the Code), or (iii) received as part of a series of substantially equal periodic payments, made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Since these exclusions do not apply to corporations or other business entities, the 10% penalty tax would always apply to these types of Owners. If the Policy is surrendered, the excess, if any, of the Cash Surrender Value over investment in the Policy will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

If a Policy was not originally a Modified Endowment Contract but later becomes one, distributions that occur during the Policy year it becomes a Modified Endowment Contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, any distributions from the Policy made within two years before it becomes a Modified Endowment Contract will be treated as having been made in anticipation of the change and will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment could later become taxable as a distribution from a Modified Endowment Contract. The Treasury has been authorized to prescribe rules which would address this issue.

Alternative Minimum Tax

For purposes of the alternative minimum tax adjusted current earnings adjustment, special rules apply with respect to life insurance contracts. Under these rules, death benefit proceeds are taken into account, increases in cash value attributable to investment performance are taken into account currently and the distribution tax rules apply in a modified form.

Section 1035 Exchanges

Section 1035 of the Internal Revenue Code generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to
Section 1035 transactions. Prospective Owners wishing to take advantage of
Section 1035 should consult their tax adviser.

Tax-exempt Policy Owners

Special rules may apply in the case of a Policy owned by a tax-exempt entity. Accordingly, tax-exempt entities should consult with a tax adviser regarding the consequences of purchasing and owning a Policy, including the effect, if any, on the tax-exempt status of the entity and the application of the unrelated business income tax.

Changes to Comply with Law

To assure that the Policy continues to qualify as life insurance under the Code, we reserve the right to decline to accept all or part of any premium payments, to decline to change death benefits, or to decline to make Partial Withdrawals that would cause the Policy to fail to qualify. We also may make changes in the Policy or its Riders, require additional premium payments, or make distributions from the Policy to the extent we deem necessary to qualify the Policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. The Policy Owner will be given advance notice of such changes.

The tax law limits the allowable charges for mortality costs and other expenses that may be used in making calculations to determine whether a Policy qualifies as life insurance for Federal income tax purposes. These calculations must be

--------------------------------------------------------------------------------
Strategic Advantage II                49
based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury has issued proposed regulations on the reasonableness standards for mortality charges. Security Life believes that the charges used for this purpose in the Policy should meet the current requirement for reasonableness. Security Life reserves the right to make modifications to the mortality charges if future regulations contain standards which make modification necessary in order to continue qualification of the Policy as life insurance for Federal income tax purposes.

In addition, assuming that the Policy is not intended by the Owner to be or become a Modified Endowment Contract, we will include an endorsement to the Policy whereby we reserve the right to amend the Policy, including any Rider, to assure that the Policy continues to comply with the seven-pay test for Federal income tax purposes. If at any time the premium paid under the Policy exceeds the seven-pay limit, we reserve the right to remove such excess premium or make any appropriate adjustments to the Policy's Account Value and death benefits. Any death benefit increase will cause an increase in the cost of insurance charges.

Other

The Policies may be used in various arrangements, including qualified plans, non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, the Owner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

We are required to withhold income taxes from any portion of the amounts received by individuals in a taxable transaction, unless an election is made in writing not to have withholding apply. If the election not to have withholding apply is made, or if the amount withheld is insufficient, income taxes, and possibly penalties, may have to be paid later.

Federal estate and gift taxes and state and local inheritance, estate, and other tax consequences of ownership or receipt of Policy benefits depend on the particular jurisdiction and the circumstances of each Owner and Beneficiary.

Qualified legal or tax advisers should be consulted for complete information on Federal, state, local, and other tax considerations.

ADDITIONAL INFORMATION ABOUT THE POLICY

Voting Privileges

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See Investment Objectives of the Portfolios, page 14. We are the legal owner of the shares held in the Variable Account and, as such, have the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give Owners the opportunity to tell us how to vote the number of shares that are attributable to their Policies. We will vote those shares at meetings of Portfolio shareholders according to these instructions. We also will vote any Portfolio shares that are not attributable to the Policies and shares for which instructions from Owners were not received in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

Owners may participate in voting only on matters affecting the Portfolios in which the Owner's assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to a Policy by dividing the Account Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which an Owner may give instructions will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. Owners having a voting interest will be sent proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and Security Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts

--------------------------------------------------------------------------------
Strategic Advantage II                50
that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, we will have an obligation to determine what action should be taken including the removal of the affected Portfolios from eligibility for investment by the Variable Account. We will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the Investment Company Act of 1940, certain actions affecting the Variable Account (such as some of those described under Right To Change Operations) may require Owner approval. In that case, each Owner will be entitled to one vote for every $100 of value held in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the Variable Account not attributable to Policies in the same proportions as votes cast by Owners.

Right to Change Operations

Subject to state limitations, the Company may from time to time change the investment objective of, or make the following changes to, the Variable Account:


     (i) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Policy.

     (ii) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Policy. This may also happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

     (iii) Transfer assets of the Variable Account, which we determine to be associated with the class of policies to which an Owner's Policy belongs, to another Variable Account.

     (iv)      Withdraw the Variable Account from registration under the 1940
               Act.

     (v) Operate the Variable Account as a management investment company under the 1940 Act.

     (vi) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios.

     (vii)     Discontinue the sale of Policies.

     (viii) Terminate any employer or plan trustee agreement with us pursuant to its terms.

     (ix)      Restrict or eliminate any voting rights as to the Variable
               Account.

     (x) Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such change will be made until it becomes effective with the SEC or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes. If an Owner then wishes to transfer the amount in that Division to another Division of the Variable Account or to the Guaranteed Interest Division, they may do so, without charge, by notifying us. At the same time, changes in Net Premium and deduction allocations may also be made, without charge.

Reports to Owners

We will maintain all records relating to the Variable Account, its Divisions and the Guaranteed Interest Division. At the end of each Policy year we will send a report that shows the Total Policy Death Benefit (Base Death Benefit plus Adjustable Term Insurance Rider Death Benefit, if any), the Account Value, the Policy Loan plus accrued Loan Interest and Net Cash Surrender Value. We will also include information about the Divisions of the Variable Account. The report also shows any transactions involving the Account Value that occurred during the year such as premium allocations, deductions, and any loans or withdrawals in that year.

--------------------------------------------------------------------------------
Strategic Advantage II                51

We also will send semi-annual reports to the Owner, which will include financial information on the Portfolios, including a list of the investments held by each Portfolio.

Confirmation notices will be sent to the Owner during the year for certain Policy transactions.


OTHER GENERAL POLICY
PROVISIONS

Free Look Period

Owners have the right to examine the Policy. If for any reason the Owner is not satisfied with the Policy when issued, the Policy may be returned to us or the Registered Representative within the time limit described below and it will be deemed void as of the Policy Date. A request to cancel this Policy must be postmarked no later than 10 days after it is received, or as otherwise specified by state law. If a Policy is canceled under this provision, we will refund an amount equal to the full amount of any premiums paid or as otherwise specified by state law. Insurance coverage ends when the request is sent.

The Policy

This Policy is a contract between the Owner and us. The Policy, including a copy of the original application and any applications for an increase, Riders, endorsements, Schedule pages, and any reinstatement applications make up the entire contract. A copy of any application as well as a new Schedule will be attached or furnished to the Owner for attachment to the Policy at the time of any change in coverage. In the absence of fraud, all statements made in any application will be considered representations and are not warranties. No statement will be used to deny a claim unless it is in an application.

All changes or amendments to this Policy made by us must be signed by our president or an officer of the Company and by our secretary or assistant secretary. No other person is authorized to change the terms or conditions of this policy.

Age

This Policy is issued at the Age stated in the Schedule. This is the Insured's Age nearest birthday, calculated as of the Policy Date. The Age of the Insured at any time is calculated by adding the number of completed Policy years to the Age shown in the Schedule.

Ownership

The original Owner is the person named in the application. The Owner can exercise all rights and receive the benefits during the Insured's lifetime before Age 100. This includes the right to change the Owner, Beneficiaries, and methods for the payment of proceeds. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

An Owner may name a new Owner by giving us written notice. The effective date of the change to the new Owner will be the date the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A change in ownership may cause recognition of taxable income or gain, if any, to the old Owner.

Beneficiary

The Owner names the Beneficiary when applying for the Policy. The primary Beneficiary surviving the Insured will receive any Death Proceeds which become payable. Surviving contingent Beneficiaries are paid Death Proceeds only if no primary Beneficiary has survived the Insured. If more than one Beneficiary survives the Insured, they will share the Death Proceeds equally, unless the designation provides otherwise. If there is no designated Beneficiary surviving, Death Proceeds will be paid to the Owner or the Owner's estate.

The Beneficiary designation will be on file with us or at a location designated by us. A new Beneficiary may be named during the Insured's lifetime. We will pay the proceeds to the most recent Beneficiary designation on file. We will not be subject to multiple payments.

Collateral Assignment

This Policy may be assigned as collateral security by sending written notice to us. Once it is recorded with us, the rights of the Owner and the Beneficiary are subject to the assignment, unless the Beneficiary was designated as an irrevocable Beneficiary prior to the assignment. It is the Owner's responsibility to make sure the assignment is valid.

Incontestability

We can challenge the validity of the insurance Policy if it appears that there have been material misstatements in the application. However, there are limits as to how and when we can challenge the Policy:


 .         We will not contest the statements in the application

--------------------------------------------------------------------------------
Strategic Advantage II                52
          attached at issue after the Policy has been in effect, during the Insured's lifetime, for two years from the Policy Date or the date specified by state law.

 .         We will not contest the statements in the application for any reinstatement after the reinstatement has been in effect, during the Insured's lifetime, for two years from the effective date of such reinstatement.

 .         We will not contest the statements in the application for any coverage change that creates a new Segment or increases any benefit with respect to the Insured (such as an increase in Stated Death Benefit) after the change has been in effect, during the Insured's lifetime, for two years from the effective date of the new Segment or increase.

We have the right to rescind this Policy if we issued or reinstated the Policy based on a statement in an application, including a reinstatement application, that was false or misleading.

Misstatements of Age or Sex

If the Age or sex of the Insured has been misstated, the death benefit will be adjusted. The death benefit will be adjusted to the amount which would have been purchased for the Insured's correct Age and sex based on the cost of insurance charges which were deducted from the Account Value on the last Monthly Processing Date prior to the Insured's death or as otherwise required by state law. If unisex cost of insurance rates apply, we will not make an adjustment for a misstatement of sex.

Suicide

If the Insured commits suicide within two years of the Policy Date or date of reinstatement, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding Policy Loan and accrued loan interest and minus any partial withdrawals, unless otherwise required by law. If the Insured has been changed and the new Insured dies by suicide within two years of the change date, the death benefit will be limited to the Net Account Value as of the change date, plus the premiums paid since that date, less the sum of any increases in Policy Loan, accrued loan interest and any Partial Withdrawals since the change date. If the Insured commits suicide, while sane or insane, within two years of the effective date of a new Segment or of an increase in any other benefit, we will make a limited payment to the beneficiary for the new Segment or other increase. This payment will equal the cost of insurance and any applicable monthly expense charges deducted for such increase.

Payment
We will pay the Death Proceeds, Net Cash Surrender Value upon surrender, Partial Withdrawals, and loan proceeds within seven days after we receive the information required to process the payment. We also will execute a transfer among Divisions of the Variable Account as of the Valuation Date on or next following our receipt of a request at our Customer Service Center. Transfers from the Guaranteed Interest Division to the Divisions of the Variable Account will be made only within the time periods indicated in this prospectus.
See Transfers of Account Values, page 25.

We may, however, postpone the processing of any such transactions at any of the following times:

 .    When the NYSE is closed for trading;

 .    When trading on the NYSE is restricted by the SEC;

 .    When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

 .    When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC, if any, are applicable and will govern the determination as to whether the above conditions exist.

Death Proceeds are determined as of the date of death of the Insured. The Death Proceeds will not be affected by changes in the values of the Divisions of the Variable Account subsequent to the date of death of the Insured. We will pay interest at the rate declared by us or at any higher rate required by law from the date of death of the Insured to the date of payment.

Death Proceeds are not subject to deferment. However, we may defer for up to six months payment of any surrender proceeds, withdrawal amounts, or loan amounts from our Guaranteed Interest Division, unless otherwise required by law. We will pay interest at the rate declared by us or at any higher rate required by law from the date we receive a request if we delay payment more than 30 days.

Notification and Claims Procedures

We must receive in writing any election, designation, change, assignment, or request made. It must be on a form acceptable to us. We are not liable for any action we take before we receive and record the written notice. We may require that the Policy be returned for any Policy change or upon its surrender.

--------------------------------------------------------------------------------
Strategic Advantage II                53

We, or the Registered Representative, should be informed as soon as possible following an Insured's death while the Policy is in force. Claim procedure instructions will be sent immediately. As due proof of death, we may require proof of Age and a certified copy of a death certificate. We may also require the Beneficiary and the Insured's next of kin to sign authorization forms as part of this process. These authorization forms allow us to obtain information about the Insured, including but not limited to, medical records of physicians and hospitals used by the Insured.

Telephone Privileges

If telephone privileges have been elected in a form required by us, transfers or changes in your Dollar Cost Averaging and Automatic Rebalancing options, or requests for Partial Withdrawals or a Policy Loan may be made by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. A request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

Non-participating

The Policy does not participate in Security Life's surplus earnings.

Distribution of the Policies

The principal underwriter and distributor for the policies is ING America Equities, a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. We pay ING America Equities for acting as the principal underwriter under a Distribution Agreement.

We sell our Policies through Registered Representatives of other broker-dealers, including VESTAX Securities Corporation, a subsidiary of ING America Insurance Holdings, Inc., and Locust Street Securities, Inc., an affiliate of Security Life of Denver Insurance Company, which have entered into selling agreements with us. These Registered Representatives are also licensed by state insurance officials to sell our variable life policies. Each of the broker-dealers with which we enter into selling agreements are registered with the SEC and are members of the NASD.

Under these selling agreements, we pay a distribution allowance to the other broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy year, the distribution allowance may equal an amount up to 15% of the Target Premium paid and 3% of premiums paid in excess of the Target Premium. For Policy years two through ten, the distribution allowance may equal an amount up to 12% of Target Premium and 3% of premiums paid in excess of the Target Premium. For subsequent Policy years the distribution allowance may equal 3% of premiums paid. Broker-dealers may also receive annual renewal compensation of up to 0.15% of the Net Account Value beginning in the sixth Policy year. Compensation arrangements may vary among broker-dealers and depend on particular circumstances. In addition, we also may pay override payments, expense allowances, bonuses, special marketing fees, wholesaler fees, and training allowances. Registered Representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

We pay the distribution allowance from our own resources (including any sales charges deducted from premiums).

Settlement Provisions

During the Insured's lifetime, the Owner may elect that the Beneficiary receive the Death Proceeds other than in one sum. If this election has not been made, the Beneficiary may do so within 60 days after the Insured's death. The Owner may take the Net Cash Surrender Value other than in one sum.

Payments under these options are not affected by the investment experience of any Division of our Variable Account. Instead, interest accrues pursuant to the options chosen. Payment options will be subject to our rules at the time of selection. Currently, these alternate payment options are available only if the proceeds applied are $2000 or more and any periodic payment will be at least $20.

The following payment options are available:

Option I: Payouts for a Designated Period: Payouts will be made in 1, 2, 4 or
          12 installments per year as elected for a designated period, which may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in

--------------------------------------------------------------------------------
Strategic Advantage II                54

            Settlement Option Table I in the Policy.

Option II:  Life Income with Payouts Guaranteed for a Designated Period: Payouts will be made in 1, 2, 4 or 12 installments per year throughout the payee's lifetime, or if longer, for a period of 5, 10, 15, or 20 years as elected. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table II in the Policy. This option is available only for ages shown in this Table.

Option III: Hold at Interest: Amounts may be left on deposit with us to be paid upon the death of the payee or at any earlier date elected. Interest on any unpaid balance will be at the rate declared by us or at any higher rate required by law. Interest may be accumulated or paid in 1, 2, 4 or 12 installments per year, as elected. Money may not be left on deposit for more than 30 years.

Option IV:  Payouts of a Designated Amount: Payouts will be made until proceeds, together with interest, which will be at the rate declared by us or at any higher rate required by law, are exhausted. Payouts will be made in 1, 2, 4, or 12 equal installments per year, as elected.

Option V:   Other: The Owner may ask us to apply the money under any option that we make available at the time the benefit is paid.

The Beneficiary or other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (i.e., the rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving Age and survival.

---------------------------------------------------
ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
SURRENDER VALUES, AND ACCUMULATED PREMIUMS
---------------------------------------------------


The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Account Values and Cash Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest. The Policies illustrated include the following:



                                   Definition
                         Death      of Life     Stated              Target
             Smoker      Benefit   Insurance    Death               Death
Sex   Age    Status      Option      Test       Benefit  Premium    Benefit     Page
------------------------------------------------------------------------------------
Male   45   Nonsmoker      1         CVAT      300,000   $5,750    300,000      48
            Preferred

Male   45   Nonsmoker      1         CVAT      150,000   $5,750    300,000      50
            Preferred

Male   45   Nonsmoker      1          GP       300,000   $5,750    300,000      52
            Preferred


--------------------------------------------------------------------------------
Strategic Advantage II                55

The tables show how death benefits, Account Values and Cash Surrender Values of a hypothetical Policy could vary over an extended period of time if the Divisions of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Account Values and Cash Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if female or unisex rates were used.

The third column of each table shows what would happen if an amount equal to the premiums were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, Account Values and Cash Surrender Values sections reflect the fact that the net investment return on the Policy is lower than the gross investment return on the Divisions of the Variable Account. This results from the charges levied against the Divisions of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Account Value and the Cash Surrender Value in the first 14 years is the Surrender Charge.

The tables illustrate cost of insurance and expense charges at both our current rates (which are described under Monthly Deductions from the Account Value, page
31) and at the maximum rates we guarantee in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Variable Account Divisions. This charge includes the charge against the Variable Account for mortality and expense risks and the effect on each Division's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is 0.75% annually on a guaranteed basis; illustrations showing current rates reflect a guaranteed persistency refund equivalent to 0.6% of the Account Value annually beginning after the 10th Policy anniversary.

The tables also reflect a daily investment advisory fee equivalent to an annual rate of .7178% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the Divisions of the Variable Account. Other expenses of the Portfolios are assumed at the rate of .1735% of the average daily net assets of the Portfolio, which is an average of all the Portfolios' other expenses, including interest expenses. This amounts to .8913% of the average daily net assets of an investment division including the investment advisory fee. Actual fees vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each investment Division for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of (1.63)%, on 6% it would be 4.32%, and on 12% it would be 10.28%.

The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or Federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce death benefits, Account Values, and Cash Surrender Values shown.

We will furnish, upon request, a comparable illustration based on the Age and sex of the proposed Insured, standard Premium Class assumptions and an initial Stated Death Benefit, death benefit option and Scheduled Premiums chosen and consistent with the Policy form. If the Owner purchases a Policy, we will deliver an individualized illustration reflecting the Scheduled Premium chosen and the Insured's actual risk class. After issuance we will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.


--------------------------------------------------------------------------------
Strategic Advantage II                56

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:


                                  SECURITY LIFE
                 STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $300000                          DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM: $5750.00
                                                    CASH VALUE ACCUMULATION TEST


                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:

                                           ----------0.00%----------    -----------12.00%-----------   -----------6.00%-----------
                           PREMIUM                   CASH                           CASH                          CASH
                        ACCUMULATED      ACCOUNT     SURR      DEATH     ACCOUNT    SURR    DEATH     ACCOUNT     SURR      DEATH
   YEAR     PREMIUMS        AT 5%         VALUE     VALUE     BENEFIT     VALUE    VALUE   BENEFIT     VALUE     VALUE     BENEFIT
------------------------------------------------------------------------------------------------------------------------------------

    1         5750           6037          3177      3464      300000      3652     3939    300000      3414      3701      300000
    2         5750          12377          6208      6352      300000      7584     7727    300000      6881      7025      300000
    3         5750          19033          9090      9090      300000     11819    11819    300000     10397     10397      300000
    4         5750          26022         11940     11940      300000     16517    16517    300000     14086     14086      300000
    5         5750          33361         14627     14627      300000     21589    21589    300000     17821     17821      300000
    6         5750          41067         17148     17148      300000     27073    27073    300000     21599     21599      300000
    7         5750          49157         19480     19480      300000     32995    32995    300000     25402     25402      300000
    8         5750          57653         21610     21610      300000     39391    39391    300000     29215     29215      300000
    9         5750          66573         23517     23517      300000     46299    46299    300000     33021     33021      300000
    10        5750          75939         25179     25179      300000     53761    53761    300000     36797     36797      300000
    15        5750         130281         32865     32865      300000    108709   108709    300000     59611     59611      300000

--------------------------------------------------------------------------------
Strategic Advantage II                   57

    20        5750          199636        31555      31555     300000     199493   199493   345523      81594      81594    300000
    25        5750          288152        14530      14530     300000     339337   339337   525972      98775      98775    300000
    30        5750          401124         3345       3345     300000     661736   661736   940989     183808     183808    300000
  AGE 65      5750          215655        48068      48068     300000     277552   277552   481830     118242     118242   300000


THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.



--------------------------------------------------------------------------------
Strategic Advantage II                   58

PROSPECT:  INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                 STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $300000                           DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM:  $5750.00
                                                    CASH VALUE ACCUMULATION TEST

                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                          ----------0.00%----------   -----------12.00%-----------    -----------6.00%-----------
                           PREMIUM                  CASH                         CASH                             CASH
                        ACCUMULATED     ACCOUNT     SURR     DEATH   ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH
   YEAR     PREMIUMS        AT 5%        VALUE     VALUE    BENEFIT   VALUE     VALUE     BENEFIT      VALUE     VALUE     BENEFIT
------------------------------------------------------------------------------------------------------------------------------------

    1        5750           6037          4328      4615    300000     4876       5163     300000       4602      4889     300000
    2        5750          12377          8466      8610    300000    10128      10272     300000       9281      9424     300000
    3        5750          19033         12457     12457    300000    15836      15836     300000      14079     14079     300000
    4        5750          26022         16438     16438    300000    22195      22195     300000      19145     19145     300000
    5        5750          33361         20307     20307    300000    29162      29162     300000      24384     24384     300000
    6        5750          41067         24066     24066    300000    36806      36806     300000      29805     29805     300000
    7        5750          49157         27721     27721    300000    45200      45200     300000      35421     35421     300000
    8        5750          57653         31274     31274    300000    54428      54428     300000      41241     41241     300000
    9        5750          66573         34724     34724    300000    64578      64578     300000      47276     47276     300000
   10        5750          75939         38085     38085    300000    75761      75761     300000      53547     53547     300000
   15        5750         130281         56802     56802    300000   158908     158908     311778      93670     93670     300000

--------------------------------------------------------------------------------
Strategic Advantage II                   59

   20        5750         199636         71175     71175    300000   294920     294920     510802     142427    142427     300000
   25        5750         288152         80235     80235    300000   513480     513480     795893     203301    203301     315117
   30        5750         401124         82205     82205    300000   862962     862962    1213324     277800    277800     390587

 AGE 65      5750         215655         73438     73438    300000   330773     330773     559668     153477    153477     300000


THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES
WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.


--------------------------------------------------------------------------------
Strategic Advantage II                   60

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                    PRESENTED BY:

                                 SECURITY LIFE
                STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $150000                     DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $150000            ANNUAL PREMIUM: $ 5750.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                        ------0.00%------             ------12.00%------             ------6.00%------
                       PREMIUM                CASH                           CASH                          CASH
                     ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT   SURR     DEATH
 YEAR    PREMIUMS       AT 5%        VALUE    VALUE   BENEFIT      VALUE     VALUE   BENEFIT      VALUE    VALUE   BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1       5750          6037         3175     3462    300000       3650      3937   300000        3412     3699    300000
   2       5750         12377         6204     6348    300000       7579      7723   300000        6877     7020    300000
   3       5750         19033         9084     9084    300000      11812     11812   300000       10390    10390    300000
   4       5750         26022        11932    11932    300000      16506     16506   300000       14076    14076    300000
   5       5750         33361        14616    14616    300000      21574     21574   300000       17808    17808    300000
   6       5750         41067        17134    17134    300000      27054     27054   300000       21583    21583    300000
   7       5750         49157        19464    19464    300000      32970     32970   300000       25382    25382    300000
   8       5750         57653        21590    51590    300000      39360     39360   300000       29191    29191    300000
   9       5750         66573        23494    23494    300000      46262     46262   300000       32992    32992    300000
   10      5750         75939        25153    25153    300000      53716     53716   300000       36763    36763    300000
   15      5750        130281        32818    32818    300000     108604    108604   300000       59540    59540    300000
   20      5750        199636        31481    31482    300000     199302    199302   345191       81467    81467    300000
   25      5750        288152        14433    14433    300000     339043    339043   525517       98567    98567    300000
   30      5750        401124           -        -     300000     544436    544436   765476      103185   103185    300000

  AGE 65   5750        215655        29592    29592    300000     222969    222969   377264       85413    85413    300000

--------------------------------------------------------------------------------
Strategic Advantage II               61

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
Strategic Advantage II               62

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                 STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $150000                      DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $150000             ANNUAL PREMIUM:  $5750.00
                                                    CASH VALUE ACCUMULATION TEST

                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                              ----------0.00%----------   -----------12.00%-----------  -----------6.00%-----------
                              PREMIUM                   CASH                           CASH                        CASH
                            ACCUMULATED    ACCOUNT      SURR      DEATH    ACCOUNT     SURR    DEATH     ACCOUNT   SURR      DEATH
   YEAR       PREMIUMS         AT 5%        VALUE      VALUE     BENEFIT    VALUE     VALUE   BENEFIT     VALUE    VALUE    BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
     1          5750           6037          4348       4635     300000      4897      5185    300000      4622     4910    300000
     2          5750          12377          8537       8680     300000     10205     10349    300000      9354     9498    300000
     3          5750          19033         12587      12587     300000     15987     15987    300000     14220    14220    300000
     4          5750          26022         16634      16634     300000     22433     22433    300000     19361    19361    300000
     5          5750          33361         20570      20570     300000     29500     29500    300000     24682    24682    300000
     6          5750          41067         24396      24396     300000     37253     37253    300000     30189    30189    300000
     7          5750          49157         28111      28111     300000     45764     45764    300000     35889    35889    300000
     8          5750          57653         31713      31713     300000     55110     55110    300000     41789    41789    300000
     9          5750          66573         35200      35200     300000     65377     65377    300000     47892    47892    300000
    10          5750          75939         38577      38577     300000     76666     76666    300000     54215    54214    300000
    15          5750         130281         57262      57262     300000    160445    160445    314793     94521    94521    300000


--------------------------------------------------------------------------------
Strategic Advantage II                   63

    20          5750         199636         71590      71590     300000    297431    297431    515150    143526   143526    300000
    25          5750         288152         80565      80565     300000    517550    517550    802203    204739   204739    317346
    30          5750         401124         82358      82358     300000    869525    869525   1222552    279556   279556    393056
  AGE 65        5750         215655         73839      73839     300000    333540    333540    564349    154638   154638    300000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.



--------------------------------------------------------------------------------
Strategic Advantage II                   64

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                               PRESENTED BY:

                                  SECURITY LIFE
                 STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $300000                      DEATH BENEFIT OPTION 1
                                                    ANNUAL PREMIUM:  $5750.00
                                                    GUIDELINE PREMIUM TEST

                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                           -------------0.00%----------   -----------12.00%-----------  -----------6.00%-----------
                              PREMIUM                   CASH                           CASH                        CASH
                            ACCUMULATED    ACCOUNT      SURR      DEATH    ACCOUNT     SURR    DEATH     ACCOUNT   SURR      DEATH
   YEAR       PREMIUMS         AT 5%        VALUE      VALUE     BENEFIT    VALUE     VALUE   BENEFIT     VALUE    VALUE    BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
     1        5750             6037         3177       3464      300000      3652     3939    300000       3414     3701    300000
     2        5750            12377         6208       6352      300000      7584     7727    300000       6881     7025    300000
     3        5750            19033         9090       9090      300000     11819    11819    300000      10397    10397    300000
     4        5750            26022        11940      11940      300000     16517    16517    300000      14086    14086    300000
     5        5750            33361        14627      14627      300000     21589    21589    300000      17821    17821    300000
     6        5750            41067        17148      17148      300000     27073    27073    300000      21599    21599    300000
     7        5750            49157        19480      19480      300000     32995    32995    300000      25402    25402    300000
     8        5750            57653        21610      21610      300000     39391    39391    300000      29215    29215    300000
     9        5750            66573        23517      23517      300000     46299    46299    300000      33021    33021    300000
    10        5750            75939        25179      25179      300000     53761    53761    300000      36797    36797    300000
    15        5750           130281        32865      32865      300000    108709   108709    300000      59611    59611    300000


--------------------------------------------------------------------------------
Strategic Advantage II                   65

    20        5750           199636        31555      31555      300000    200318   200318    300000      81594    81594    300000
    25        5750           288152        14530      14530      300000    361022   361022    418785      98775    98775    300000
    30        5750           401124                              300000    627392   627392    671310     103488   103488    300000

 AGE 65       5750           215655        29671      29671      300000    255758   255758    300000      85555    85555    300000


THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.



--------------------------------------------------------------------------------
Strategic Advantage II                   66

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                              PRESENTED BY:

                                  SECURITY LIFE

                 STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $300000                        DEATH BENEFIT OPTION 1
                                                      ANNUAL PREMIUM:  $5750.00
                                                      GUIDELINE PREMIUM TEST
                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:

                                          --------- 0.00%--------        ----------12.00%--------      ----------6.00%----------
                         PREMIUM                   CASH                            CASH                            CASH
                      ACCUMULATED AT    ACCOUNT    SURR     DEATH       ACCOUNT    SURR    DEATH       ACCOUNT     SURR    DEATH
 YEAR     PREMIUMS          5%           VALUE     VALUE    BENEFIT      VALUE     VALUE   BENEFIT      VALUE     VALUE   BENEFIT
   1        5750           6037          4328       4615     300000      4876      5163     300000       4602      4889    300000
   2        5750          12377          8466       8610     300000      10128     10272    300000       9281      9424    300000
   3        5750          19033          12457     12457     300000      15836     15836    300000      14079      14079   300000
   4        5750          26022          16438     16438     300000      22195     22195    300000      19145      19145   300000
   5        5750          33361          20307     20307     300000      29162     29162    300000      24384      24384   300000
   6        5750          41067          24066     24066     300000      36806     36806    300000      29805      29805   300000
   7        5750          49157          27721     27721     300000      45200     45200    300000      35421      35421   300000
   8        5750          57653          31274     31274     300000      54428     54428    300000      41241      41241   300000
   9        5750          66573          34724     34724     300000      64578     64578    300000      47276      47276   300000
  10        5750          75939          38085     38085     300000      75761     75761    300000      53547      53547   300000
  15        5750          130281         56802     56802     300000     158917    158917    300000      93670      93670   300000

--------------------------------------------------------------------------------
Strategic Advantage II

  20        5750          199636         71175     71175     300000     299239    299239    365071      142427    142427   300000
  25        5750          288152         80235     80235     300000     533607    533607    618984      203423    203423   300000
  30        5750          401124         82205     82205     300000     924209    924209    988903      283681    283681   303538

AGE 65      5750          215655         73438     73438     300000     337136    337136    404563      153477    153477   300000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
Strategic Advantage II

ADDITIONAL INFORMATION

Directors and Officers

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.

Name and Principal
Business and Address          Position and Offices with Security Life of Denver
--------------------          -------------------------------------------------
R. Glenn Hilliard*            Chief Executive Officer

Stephen M. Christopher        Director, President and Chief Operating Officer

Catherine T. Fitzgerald*      Executive Vice President

Keith T. Glover*              Executive Vice President

James L. Livingston, Jr.      Executive Vice President, Operations

Jeffrey R. Messner            Executive Vice President and Chief Marketing Officer

Thomas F. Conroy              Director and President, Security Life Reinsurance

Michael W. Cunningham*        Director, Executive Vice President

Linda B. Emory*               Director, Vice President and Appointed Actuary

Jess A. Skriletz              President, Institutional Markets

John R. Barmeyer              Senior Vice President and Chief Legal Officer

Wayne D. Bidelman             Senior Vice President

Eugene L. Copeland            Senior Vice President and General Counsel, Security Life Reinsurance
                               and Institutional Markets

Michael Fisher                Senior Vice President, Litigation

Carol D. Hard                 Senior Vice President, Variable

--------------------------------------------------------------------------------
Strategic Advantage II

Philip R. Kruse               Senior Vice President, Sales & Marketing

Charles LeDoyen**             Senior Vice President, Structured Settlements


--------------------------------------------------------------------------------
Strategic Advantage II

Name and Principal
Business and Address          Position and Offices with Security Life of Denver
--------------------          -------------------------------------------------
Timothy P. McCarthy           Senior Vice President, Marketing Services

Jeffery W. Seel*              Senior Vice President and Chief Investment Officer

Lawrence D. Taylor            Senior Vice President and Chief Actuary

Louis N. Trapolino            Senior  Vice President, Distribution

William D. Tyler              Senior Vice President and Chief Information Officer

William H. Alexander          Vice President and Medical Director

Katherine Anderson            Vice President, Chief Product Actuary, Security Life Reinsurance

Carole A. Baumbush            Vice President, Reinsurance Operations

Evelyn A. Bentz               Vice President, M Financial Sales

Thomas Kirby Brown            Vice President, Institutional Markets

Daniel S. Clements            Vice President and Chief Underwriter

Denise S. Dumont              Vice President, Utility Services

Linda Elliott                 Vice President, CIO Information Technology

Larry D. Erb                  Vice President, Information Technology

Martha K. Evans               Vice President, Variable Operations

Deborah B. Holden             Vice President, Human Resources

Brian Holland                 Vice President, Sales and International Risk Management

Kenneth Kiefer**              Vice President, Operations, Structured Settlements

Richard D. King               Vice President and Medical Director

--------------------------------------------------------------------------------
Strategic Advantage II

Greg McGreevey                Vice President, Marketing, Institutional Markets

C. Lynn McPherson*            Vice President

Sue A. Miskie                 Vice President, Corporate Services

--------------------------------------------------------------------------------
Strategic Advantage II

Name and Principal
Business and Address          Position and Offices with Security Life of Denver
--------------------          -------------------------------------------------
Donna T. Mosely               Vice President, Valuation

Daniel G. Patsey              Vice President, Strategic Technology

David S. Pendergrass*         Vice President and Treasury Officer

Steve Pryde                   Vice President, Administration, Security Life Reinsurance

Christiaan M. Rutten          Vice President, Structured Reinsurance

Casey J. Scott                Vice President, Sales Operations

Alan C. Singer                Vice President, Customer Relations and Regulatory Compliance

Mark A. Smith                 Vice President, Insurance Services

Jerome M. Strop               Vice President, Strategic Marketing

Gary W. Waggoner              Vice President, General Counsel and Secretary

William Wojciechowski         Vice President, Business Consulting and Financial Markets

Stephen J. Yarina             Vice President, Treasurer and Chief Financial Officer

Roger O. Beebe                Actuarial Officer

Eric Banta                    Assistant Secretary

Marsha K. Crest               Agency Administration Officer

John B. Dickinson             Actuarial Officer

Relda A. Fleshman             Deputy General Counsel

Shirley A. Knarr              Actuarial Officer

Lisa K. Smith                 Multi-Life Officer

--------------------------------------------------------------------------------
Strategic Advantage II                 73

Glen E. Stark                 Actuarial Officer

William J. Wagner             Actuarial Officer

Amy L. Winsor                 Tax and Finance Officer

--------------------------------------------------------------------------------
Strategic Advantage II

State Regulation

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this Policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various Federal securities laws and regulations.

Legal Matters

The legal matters in connection with the Policy described in this prospectus have been passed on by the General Counsel of Security Life and Mayer, Brown and Platt.

Legal Proceedings

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the Policy or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the Policy, is not engaged in any litigation of any material nature.

Experts

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account L1 at December 31, 1997, and for each of the two years in the period ended December 31, 1997, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Lawrence D. Taylor, F.S.A., M.A.A.A., who is the Senior Vice President and Chief Actuary. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

Registration Statement

We have filed a Registration Statement relating to the Variable Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. You will have to pay a fee for the material.

Year 2000 Preparedness

Security Life is aware of potential computer system challenges associated with the year 2000. We plan to upgrade our current variable life administration system by early 1999. It is expected that this upgrade will make our system year 2000 compatible. We do not anticipate delays or problems in processing or administering variable life products in the year 2000 or beyond.

--------------------------------------------------------------------------------
Strategic Advantage II                75

FINANCIAL STATEMENTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1996, are prepared in accordance with generally accepted accounting principles and start on page 59.

The financial statements included for the Security Life Separate Account L1 at December 31, 1997 and for each of the two years in the period ended December 31, 1997, are prepared in accordance with generally accepted accounting principles and represent those Divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Divisions of Security Life Separate Account L1.

The most current financial statements are those as of the end of the most recent fiscal year. The Company does not prepare financial statements more often than annually and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, the Company represents that there have been no significant adverse changes in the financial condition or operations of the Company between the end of the most current fiscal year and the date of this prospectus.


--------------------------------------------------------------------------------
Strategic Advantage II                76

                        Consolidated Financial Statements

                             Security Life of Denver
                                Insurance Company
                                and Subsidiaries

                  Years ended December 31, 1997, 1996 and 1995
                       with Report of Independent Auditors


--------------------------------------------------------------------------------
Strategic Advantage II                77

                              Financial Statements

                       Security Life Separate Account L1




                           Year ended December 31,1997
                       with Report of Independent Auditors

--------------------------------------------------------------------------------
Strategic Advantage II                78

                       Security Life Separate Account L1

Financials will follow at a later date

--------------------------------------------------------------------------------
Strategic Advantage II                79

APPENDIX A



                                 Factors for the
                          Cash Value Accumulation Test
                           For a Life Insurance Policy




      Attained
        Age              Male               Female               Unisex
      --------           ----               ------               ------
         0               11.727              14.234                12.149
         1               11.785              14.209                12.194
         2               11.458              13.815                11.857
         3               11.128              13.417                11.515
         4               10.803              13.023                11.178
         5               10.481              12.635                10.845
         6               10.161              12.253                10.514
         7                9.844              11.875                10.187
         8                9.530              11.505                 9.863
         9                9.221              11.141                 9.545
         10               8.918              10.784                 9.233
         11               8.623              10.436                 8.928
         12               8.338              10.098                 8.634
         13               8.066               9.771                 8.353
         14               7.808               9.455                 8.085
         15               7.564               9.150                 7.831
         16               7.335               8.857                 7.592
         17               7.118               8.575                 7.364
         18               6.911               8.302                 7.148
         19               6.713               8.038                 6.939
         20               6.521               7.782                 6.737
         21               6.334               7.534                 6.540
         22               6.150               7.293                 6.347

--------------------------------------------------------------------------------
Strategic Advantage II                80

         23               5.969               7.059                 6.158
         24               5.791               6.831                 5.971
         25               5.615               6.611                 5.788
         26               5.441               6.396                 5.608
         27               5.271               6.188                 5.431
         28               5.104               5.986                 5.258
         29               4.940               5.791                 5.089
         30               4.781               5.601                 4.925
         31               4.626               5.418                 4.765
         32               4.476               5.241                 4.610
         33               4.330               5.069                 4.459
         34               4.188               4.902                 4.314
         35               4.052               4.742                 4.173

--------------------------------------------------------------------------------
Strategic Advantage II                81

                                 Factors for the
                          Cash Value Accumulation Test
                           For a Life Insurance Policy


      Attained
        Age               Male               Female               Unisex
         36               3.920               4.586                 4.037
         37               3.793               4.437                 3.906
         38               3.670               4.293                 3.780
         39               3.553               4.154                 3.658
         40               3.439               4.021                 3.541
         41               3.330               3.894                 3.429
         42               3.226               3.771                 3.322
         43               3.125               3.654                 3.218
         44               3.028               3.541                 3.119
         45               2.936               3.432                 3.023
         46               2.846               3.328                 2.931
         47               2.761               3.227                 2.843
         48               2.678               3.129                 2.758
         49               2.599               3.035                 2.676
         50               2.522               2.945                 2.597
         51               2.449               2.858                 2.522
         52               2.378               2.774                 2.449
         53               2.311               2.693                 2.379
         54               2.246               2.615                 2.312
         55               2.184               2.540                 2.248
         56               2.125               2.468                 2.187
         57               2.068               2.398                 2.128

--------------------------------------------------------------------------------
Strategic Advantage II                82

         58               2.014               2.330                 2.071
         59               1.962               2.265                 2.017
         60               1.912               2.201                 1.965
         61               1.864               2.139                 1.915
         62               1.818               2.079                 1.867
         63               1.774               2.022                 1.821
         64               1.732               1.967                 1.777
         65               1.692               1.914                 1.735
         66               1.654               1.863                 1.695
         67               1.617               1.815                 1.657
         68               1.583               1.769                 1.620
         69               1.550               1.724                 1.585

--------------------------------------------------------------------------------
Strategic Advantage II                83

                                 Factors for the
                          Cash Value Accumulation Test
                           For a Life Insurance Policy




      Attained
        Age               Male               Female               Unisex
         70               1.518               1.681                 1.552
         71               1.488               1.639                 1.520
         72               1.459               1.599                 1.489
         73               1.432               1.560                 1.460
         74               1.406               1.524                 1.433
         75               1.382               1.490                 1.407
         76               1.359               1.457                 1.383
         77               1.338               1.427                 1.360
         78               1.318               1.398                 1.338
         79               1.299               1.371                 1.318
         80               1.281               1.345                 1.298
         81               1.264               1.321                 1.280
         82               1.248               1.298                 1.262
         83               1.233               1.277                 1.245
         84               1.218               1.257                 1.230

--------------------------------------------------------------------------------
Strategic Advantage II                84

         85               1.205               1.238                 1.215
         86               1.193               1.221                 1.202
         87               1.181               1.205                 1.189
         88               1.171               1.190                 1.177
         89               1.160               1.176                 1.166
         90               1.151               1.163                 1.155
         91               1.141               1.150                 1.144
         92               1.131               1.137                 1.133
         93               1.120               1.125                 1.122
         94               1.109               1.112                 1.110
         95               1.097               1.098                 1.097
         96               1.083               1.084                 1.084
         97               1.069               1.069                 1.069
         98               1.054               1.054                 1.054
         99               1.040               1.040                 1.040
         100              1.000               1.000                 1.000

--------------------------------------------------------------------------------
Strategic Advantage II                85

--------------------------------------------------------------------------------
Strategic Advantage II                86

APPENDIX B

                                Factors for the
                  Guideline Premium/Cash Value Corridor Test
                          For a Life Insurance Policy


    Attained      Factor       Attained      Factor      Attained       Factor      Attained      Factor
      Age                        Age                        Age                       Age

       0           2.50           25          2.50          50           1.85          75          1.05
       1           2.50           26          2.50          51           1.78          76          1.05
       2           2.50           27          2.50          52           1.71          77          1.05
       3           2.50           28          2.50          53           1.64          78          1.05
       4           2.50           29          2.50          54           1.57          79          1.05

       5           2.50           30          2.50          55           1.50          80          1.05

--------------------------------------------------------------------------------
Strategic Advantage II                87

       6           2.50           31          2.50          56           1.46          81          1.05
       7           2.50           32          2.50          57           1.42          82          1.05
       8           2.50           33          2.50          58           1.38          83          1.05
       9           2.50           34          2.50          59           1.34          84          1.05

       10          2.50           35          2.50          60           1.30          85          1.05
       11          2.50           36          2.50          61           1.28          86          1.05
       12          2.50           37          2.50          62           1.26          87          1.05
       13          2.50           38          2.50          63           1.24          88          1.05
       14          2.50           39          2.50          64           1.22          89          1.05

       15          2.50           40          2.50          65           1.20          90          1.05
       16          2.50           41          2.43          66           1.19          91          1.04
       17          2.50           42          2.36          67           1.18          92          1.03
       18          2.50           43          2.29          68           1.17          93          1.02
       19          2.50           44          2.22          69           1.16          94          1.01

       20          2.50           45          2.15          70           1.15          95          1.00
       21          2.50           46          2.09          71           1.13          96          1.00
       22          2.50           47          2.03          72           1.11          97          1.00
       23          2.50           48          1.97          73           1.09          98          1.00
       24          2.50           49          1.91          74           1.07          99          1.00

                                                                                      100          1.00


THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage II                88

APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each Division of the Variable Account affects the Cash Surrender Value, Account Value and Death Benefit of a Policy. These hypothetical illustrations are based on the actual historical return of each Portfolio as if a Policy had been issued on the date indicated. Each Portfolio's Annual Total Return is based on the total return calculated for each fiscal year. These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $5,750 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $300,000 face amount, the Cash Value Accumulation Test, death benefit Option 1, issued to a preferred nonsmoker male, Age 45. In each case, it is assumed that all premiums are allocated to the Division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of Premium Payments and the use of other Policy features, such as Policy Loans, would affect individual Policy benefits.

The amounts shown for the Cash Surrender Values, Account Values and Death Benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each Portfolio's charges and expenses. See Charges, Deductions and Refunds, page 30. This prospectus also contains illustrations based on assumed rates of return. See Illustrations of Death Benefits, Account Values, Surrender Values and Accumulated Premiums, page 46.



--------------------------------------------------------------------------------
Strategic Advantage II                89

                          HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45                           Cash Value Accumulation Test
Standard Risk Class                             Death Benefit Option 1
Stated Death Benefit $300,000                   Annual Premium $ 5,750
--------------------------------------------------------------------------------


Neuberger & Berman AMT Limited Maturity Bond Portfolio

     Year       Annual Total     Cash Surrender         Account         Death
    Ended         Return*             Value              Value         Benefit
   12/31/88        7.17%              4,983              4,696         300,000
   12/31/89        10.77%            10,042              9,898         300,000
   12/31/90        8.32%             15,184             15,184         300,000
   12/31/91        11.34%            21,519             21,519         300,000
   12/31/92        5.18%             26,883             26,883         300,000
   12/31/93        6.63%             32,892             32,892         300,000
   12/31/94       (0.15)%            36,696             36,696         300,000
   12/31/95        10.94%            44,959             44,959         300,000
   12/31/96        4.31%             50,773             50,773         300,000
   12/31/97         6.74             58,099             58,099         300,000

Neuberger & Berman AMT Growth Portfolio

     Year       Annual Total     Cash Surrender         Account         Death
    Ended         Return*             Value              Value         Benefit
   12/31/88        25.97%             5,844              5,556         300,000
   12/31/89        29.47%            12,865             12,722         300,000
   12/31/90       (8.19)%            15,401             15,401         300,000
   12/31/91        29.73%            25,402             25,402         300,000
   12/31/92        9.54%             32,239             32,239         300,000
   12/31/93        6.79%             38,630             38,630         300,000

--------------------------------------------------------------------------------
Strategic Advantage II


   12/31/94       (4.99)%            40,323             40,323         300,000
   12/31/95        31.73%            58,213             58,213         300,000
   12/31/96         9.14%            67,537             67,537         300,000
   12/31/97        29.01%            91,841             91,841         300,000


The assumptions underlying these values are described in Performance Information, page 66.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage II

Nonsmoker Male Age 45                             Cash Value Accumulation Test
Standard Risk Class                               Death Benefit Option 1
Stated Death Benefit $300,000                     Annual Premium $ 5,750
--------------------------------------------------------------------------------

Neuberger & Berman AMT Partners Portfolio

       Year               Annual Total     Cash Surrender         Account           Death
      Ended                  Return*           Value               Value           Benefit
     12/31/95                 36.47%            6,325              6,037           300,000
     12/31/96                 29.57%           13,495             13,351           300,000
     12/31/97                 31.25%           22,969             22,969           300,000


Alger American Small Capitalization Portfolio

       Year                Annual Total      Cash Surrender       Account           Death
      Ended                  Return*           Value               Value           Benefit
     12/31/89                 64.48%            7,611              7,323           300,000
     12/31/90                  8.71%           12,691             12,547           300,000
     12/31/91                 57.54%           26,378             26,378           300,000
     12/31/92                  3.55%           31,517             31,517           300,000
     12/31/93                 13.28%           40,239             40,239           300,000
     12/31/94                 (4.38)%          42,162             42,162           300,000
     12/31/95                 44.31%           66,510             66,510           300,000
     12/31/96                  4.18%           73,096             73,096           300,000
     12/31/97                 11.39%           85,434             85,434           300,000


Alger American MidCap Growth Portfolio

       Year                Annual Total      Cash Surrender        Account           Death
      Ended                 Return*             Value              Value           Benefit
     12/31/94                 (1.54)%           4,586              4,298           300,000
     12/31/95                 44.45%           12,565             12,421           300,000
     12/31/96                 11.90%           18,501             18,501           300,000
     12/31/97                 15.01%           26,031             26,031           300,000


Alger American Growth Portfolio

       Year                Annual Total      Cash Surrender       Account          Death
      Ended                  Return*            Value              Value           Benefit
     12/31/90                  4.14%            4,845              4,557           300,000
     12/31/91                 40.39%           12,569             12,426           300,000
     12/31/92                 12.38%           18,587             18,587           300,000
     12/31/93                 22.47%           27,843             27,843           300,000
     12/31/94                  1.45%           32,298             32,298           300,000
     12/31/95                 36.37%           49,506             49,506           300,000
     12/31/96                 13.35%           60,439             60,439           300,000
     12/31/97                 25.75%           80,718             80,718           300,000

The assumptions underlying these values are described in Performance Information, page 66.

--------------------------------------------------------------------------------
Strategic Advantage II

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage II

Nonsmoker Male Age 45                             Cash Value Accumulation Test
Standard Risk Class                               Death Benefit Option 1
Stated Death Benefit $300,000                     Annual Premium $ 5,750


Alger American Leveraged All Cap

       Year          Annual Total       Cash Surrender         Account            Death
      Ended            Return*             Value                Value            Benefit
     12/31/96          12.04%               5,206               4,919            300,000
     12/31/97          19.68%              11,124              10,981            300,000


Fidelity VIP Growth Portfolio

       Year          Annual Total       Cash Surrender         Account            Death
      Ended            Return*             Value                Value            Benefit
     12/31/88          15.58%               5,368               5,080            300,000
     12/31/89          31.51%              12,449              12,305            300,000
     12/31/90         (11.73)%             14,430              14,430            300,000
     12/31/91          45.51%              27,125              27,125            300,000
     12/31/92           9.32%              34,047              34,047            300,000
     12/31/93          19.37%              45,367              45,367            300,000
     12/31/94          (0.02)%             49,151              49,151            300,000
     12/31/95          35.36%              71,717              71,717            300,000
     12/31/96          14.71%              86,420              86,420            300,000
     12/31/97          23.48%             111,088              111,088           300,000


Fidelity VIP Overseas Portfolio

       Year         Annual Total       Cash Surrender          Account            Death
      Ended            Return*             Value                Value            Benefit
     12/31/88           8.13%               5,027               4,740            300,000
     12/31/89          26.28%              11,520              11,377            300,000
     12/31/90          (1.67)%             15,201              15,201            300,000
     12/31/91           8.00%              20,884              20,884            300,000
     12/31/92         (10.72)%             22,210              22,210            300,000
     12/31/93          37.35%              36,086              36,086            300,000
     12/31/94           1.72%              40,622              40,622            300,000
     12/31/95           9.74%              48,754              48,754            300,000
     12/31/96          13.15%              59,384              59,384            300,000
     12/31/97          11.56%              70,304              70,304            300,000

The assumptions underlying these values are described in Performance Information, page 66.

--------------------------------------------------------------------------------
Strategic Advantage II

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.



--------------------------------------------------------------------------------
Strategic Advantage II

Nonsmoker Male Age 45                              Cash Value Accumulation Test
Standard Risk Class                                Death Benefit Option 1
Stated Death Benefit $300,000                      Annual Premium $ 5,750


-------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio
       Year          Annual Total        Cash Surrender         Account          Death
      Ended             Return*              Value               Value          Benefit

     12/31/88            7.39%               4,993               4,706          300,000
     12/31/89            9.12%               9,902               9,758          300,000
     12/31/90            8.04%               14,993             14,993          300,000
     12/31/91            6.09%               20,290             20,290          300,000
     12/31/92            3.90%               25,282             25,282          300,000
     12/31/93            3.23%               30,189             30,189          300,000
     12/31/94            4.25%               35,526             35,526          300,000
     12/31/95            5.87%               41,654             41,654          300,000
     12/31/96            5.41%               47,846             47,846          300,000
     12/31/97            5.51%               54,352             54,352          300,000

Fidelity VIP II Asset Manager Portfolio

       Year          Annual Total        Cash Surrender         Account          Death
      Ended             Return*              Value               Value          Benefit
     12/31/90            6.72%               4,963               4,675          300,000
     12/31/91           22.56%               11,099             10,955          300,000
     12/31/92           11.71%               16,842             16,842          300,000
     12/31/93           21.23%               25,455             25,455          300,000
     12/31/94           (6.09)%              27,646             27,646          300,000
     12/31/95           16.96%               36,998             36,998          300,000
     12/31/96           14.60%               46,851             46,851          300,000
     12/31/97           20.65%               61,118             61,118          300,000

Fidelity VIP II Index 500 Portfolio

       Year          Annual Total        Cash Surrender         Account          Death
      Ended             Return*              Value               Value          Benefit
     12/31/93            9.74%               5,101               4,813          300,000
     12/31/94            1.04%               9,268               9,124          300,000
     12/31/95           37.19%               18,259             18,259          300,000
     12/31/96           22.82%               27,523             27,523          300,000
     12/31/97           32.82%               41,961             41,961          300,000

INVESCO VIF Total Return Portfolio

       Year          Annual Total        Cash Surrender         Account          Death
      Ended             Return*              Value               Value          Benefit
     12/31/95           22.79%               5,698               5,410          300,000
     12/31/96           12.18%               10,968             10,824          300,000
     12/31/97           22.91%               18,402             18,402          300,000

The assumptions underlying these values are described in Performance Information, page 66. *


--------------------------------------------------------------------------------
Strategic Advantage II                  96

*These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.





--------------------------------------------------------------------------------
Strategic Advantage II                  97

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $300,000                       Annual Premium $ 5,750


----------------------------------------------------------------------------------------------
INVESCO VIF Industrial Income Portfolio
       Year         Annual Total        Cash Surrender         Account           Death
      Ended            Return*              Value               Value           Benefit
     12/31/95          29.25%                5,994              5,706           300,000
     12/31/96          22.28%               12,326             12,182           300,000
     12/31/97          28.17%               20,933             20,933           300,000

INVESCO VIF High Yield Portfolio
       Year         Annual Total        Cash Surrender         Account           Death
      Ended            Return*              Value               Value           Benefit
     12/31/95          19.76%                5,559              5,272           300,000
     12/31/96          16.59%               11,243             11,099           300,000
     12/31/97          17.33%               17,873             17,873           300,000

INVESCO VIF Utilities Portfolio
       Year         Annual Total        Cash Surrender         Account           Death
      Ended            Return*              Value               Value           Benefit
     12/31/95           9.08%                5,071              4,783           300,000
     12/31/96          12.76%               10,322             10,179           300,000
     12/31/97          23.41%               17,686             17,686           300,000

Van Eck Worldwide Bond Portfolio
       Year         Annual Total        Cash Surrender         Account           Death
      Ended            Return*              Value               Value           Benefit
     12/31/90          11.25%                5,170              4,882           300,000
     12/31/91          18.39%               10,961             10,817           300,000
     12/31/92          (5.25)%              14,109             14,109           300,000
     12/31/93           7.79%               19,673             19,673           300,000
     12/31/94          (1.32)%              23,392             23,392           300,000
     12/31/95          17.30%               32,144             32,144           300,000
     12/31/96           2.53%               36,928             36,928           300,000
     12/31/97           2.38%               41,696             41,696           300,000


--------------------------------------------------------------------------------
Strategic Advantage II                  98

The assumptions underlying these values are described in Performance Information, page 66.


* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.





--------------------------------------------------------------------------------
Strategic Advantage II                 99

Nonsmoker Male Age 45                              Cash Value Accumulation Test
Standard Risk Class                                Death Benefit Option 1
Stated Death Benefit $300,000                      Annual Premium $ 5,750


--------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund

       Year         Annual Total        Cash Surrender          Account             Death
      Ended            Return*              Value                Value             Benefit
     12/31/91          (2.93)%               4,522               4,235             300,000
     12/31/92          (4.09)%               8,240               8,096             300,000
     12/31/93          64.83%               20,324              20,324             300,000
     12/31/94          (4.78)%              23,229              23,229             300,000
     12/31/95          10.99%               30,273              30,273             300,000
     12/31/96          18.04%               40,426              40,426             300,000
     12/31/97          (1.67)%              43,502              43,502             300,000


Van Eck Worldwide Emerging Markets Fund

       Year         Annual Total        Cash Surrender          Account             Death
      Ended            Return*              Value                Value             Benefit
     12/31/96          26.82%               5,883                5,595             300,000
     12/31/97         (11.61)%              8,781                8,637             300,000


AIM VI Government Securities Portfolio

       Year         Annual Total        Cash Surrender          Account             Death
      Ended            Return*              Value                Value             Benefit
     12/31/94          (3.73)%               4,486               4,198             300,000
     12/31/95          15.56                 9,910               9,766             300,000
     12/31/96           2.29                14,188              14,188             300,000
     12/31/97           8.16%               19,825              19,825             300,000


AIM VI Capital Appreciation Portfolio

       Year         Annual Total        Cash Surrender          Account             Death
      Ended            Return*              Value                Value             Benefit
     12/31/94           2.50%                4,770               4,483             300,000
     12/31/95          35.69%               12,043              11,899             300,000

--------------------------------------------------------------------------------
Strategic Advantage II                 100


     12/31/96          17.58%               18,846              18,846             300,000
     12/31/97          13.51%               26,077              26,077             300,000


The assumptions underlying these values are described in Performance Information, page 66.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Strategic Advantage II                  101

                                    PART II

                          UNDERTAKING TO FILE REPORTS



Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 4, 1995 (File No. 33-88148).


                     UNDERTAKING REGARDING INDEMNIFICATION


Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 4, 1995 (File No. 33-88148).


         UNDERTAKING REQUIRED BY SECTION 26(e)(2)(A) OF THE INVESTMENT
                        COMPANY ACT OF 1940, AS AMENDED


Security Life of Denver Insurance Company represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.


                      CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-Reference table.

     The prospectuses.
         Strategic Advantage
         Strategic Advantage II

     The undertaking to file reports.

     The undertaking regarding indemnification.

     The undertaking required by Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended.

     The signatures.

     Written consents of the following persons:
       Lawrence D. Taylor (See Exhibit 6.B).
       Mayer, Brown & Platt (See Exhibit 7.B).

________________________________________________________________________________
Strategic Advantage                   II-1

     The following exhibits:

1.A  (1)  Resolution of the Executive Committee of the Board of Directors of
          Security Life of Denver Insurance Company ("Security Life of Denver") authorizing the establishment of the Registrant. 1

     (2)  Not Applicable.

     (3)  (a)  Security Life of Denver Distribution Agreement. 2
          (b) Specimen Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Compensation Schedules.
            (i) Broker/Dealer Supervisory and Selling Agreement for Variable
                Contracts with Paine Webber Incorporated. 7
          (c)  Commission Schedule for Policies.

     (4)  Not Applicable.

     (5)  (a)  Specimen Variable Universal Life Insurance Policy (Form No. 1197
               (VUL))./7/
            (i) Specimen Variable Universal Life Insurance Policy issued in Maryland. (Form No. 1197 (VUL)-MD-5/97)./7/
            (ii) Specimen Variable Universal Life Insurance Policy issued in Massachusetts. (Form No. 1197 (VUL)-MA-5/97)./7/
            (iii) Specimen Variable Universal Life Insurance Policy issued in
                  Texas. (Form No. 1197 (VUL)-TX-5/97)./7/
            (iv) Specimen Variable Universal Life Insurance Policy (Form No. 2501 (VUL)-7/97)./8/
            (v) Specimen Variable Universal Life Insurance Policy (Form No. 2503 (VUL)-6/98).
          (b)  Adjustable Term Insurance Rider (Form No. R2000-3/96). 7

     (6)  (a)   Security Life of Denver's Restated Articles of Incorporation./1/
          (b-g) Amendments to Articles of Incorporation through June 12,
                1987./4/
          (h)   Security Life of Denver's By-Laws./1/
          (i)   Bylaws of Security Life of Denver Insurance Company (Restated
                with Amendments through September 30, 1997)./10/

     (7)  Not Applicable.

     (8)  (a)  Participation Agreements 3 and Addendum to Sales Agreement./1/
            (i) Participation Agreement by and among AIM Variable Insurance Funds, Inc., Life Insurance Company, on Behalf of Itself and its Separate Accounts and Name of Underwriter of Variable Contracts and Policies.
          (b)  Amendments to Participation Agreements./1/
            (i) First Amendment to Fund Participation Agreement between Security Life of Denver, Van Eck Investment Trust and Van Eck Associates Corporation.
            (ii) Second Amendment to Participation Agreement between Security Life of Denver, Van Eck Worldwide Insurance Trust and Van Eck Associates Corporation.
            (iii) Assignment and Modification Agreement between Neuberger &
                  Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company.
          (c)  Service Agreement./1/
          (d) Administrative Services Agreement between Security Life of Denver and Financial Administrative Services Corporation./2/
          (e) Amendment to Administrative Services Agreement between Security Life of Denver and Financial Administrative Services Corporation. /5/

     (9)  Not Applicable.

     (10) (a) Specimen Flexible Premium Variable Life Insurance Application (Form No. Q-1155)./1/
            (i) Specimen Variable Life Insurance Application (Form No. Q-2006-9/97)./8, 10/
            (ii)  Specimen Variable Life Insurance Application (Form No. Q-1155-
                  98)./9, 10/
            (iii) Specimen Variable Life Insurance Application (Form No. Q-2006-
                  9/97).
          (b) Specimen Flexible Premium Variable Life Insurance Guaranteed Issue Application (Form No. Q-115695)./1/

________________________________________________________________________________
Strategic Advantage                   II-2

2.   Included as Exhibit 1.A(5) above.

3.A Opinion and Consent of Eugene L. Copeland as to securities being registered./5/

4.   Not Applicable.

5.   Not Applicable.

6.A  Opinion and Consent of Shirley A. Knarr./10/
  B  Opinion and Consent of Lawrence D. Taylor.

7.A  Consent of Ernst & Young, LLP./10/
  B  Consent of Mayer, Brown & Platt.

8.   Not Applicable.


_____________

/1/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 4, 1995 (File No. 33-88148).

/2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on February 21, 1995 (File No. 33-72564).

/3/ Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 25, 1994 (File No. 33-74190)

/4/ Incorporated herein by reference to the Form N-4 Registration Statement of Security Life of Denver and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on December 3, 1993 (File No. 33-72564).

/5/ Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on April 28, 1995 (File No. 33-78444).

/6/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 31, 1994 (File No. 33-74190).

/7/ Incorporated herein by reference to Post-Effective Amendment No. 2 to the form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 30, 1997 (File No. 33-88148).

/8/  To be used on or before May 1, 1998.

/9/ To be used on or before May 1, 1998, where Exhibit 1.A(10)(a)(i) has not been approved.

/10/ Incorporated herein by reference to Post-Effective Amendment No. 3 to the form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 29, 1997 (File No. 33-88148).

________________________________________________________________________________
Strategic Advantage                   II-3

                                  SIGNATURES


Pursuant to Rule 485(a) under Securities Act of 1933, as amended, Security Life of Denver Insurance Company and the Registrant, Security Life Separate Account L1, have duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 18th day of February, 1998.


                                 SECURITY LIFE OF DENVER INSURANCE COMPANY
                                 (Depositor)


                                 BY: /s/ Stephen M. Christopher
                                    --------------------------------------------
                                      Stephen M. Christopher
                                      President and Chief Operating Officer

(Seal)

ATTEST:


/s/ Gary W. Waggoner
------------------------
Gary W. Waggoner



                                 SECURITY LIFE SEPARATE ACCOUNT L1
                                 (Registrant)


                             BY: SECURITY LIFE OF DENVER INSURANCE COMPANY
                                 (Depositor)



                             BY: /s/ Stephen M. Christopher
                                 -----------------------------------------------
                                 Stephen M. Christopher
                                 President and Chief Operating Officer


(Seal)

ATTEST:

/s/ Gary W. Waggoner
------------------------
Gary W. Waggoner

________________________________________________________________________________
Strategic Advantage                   II-4

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities with Security Life of Denver Insurance Company and on the date indicated.


PRINCIPAL EXECUTIVE OFFICERS:

/s/ R. Glenn Hilliard
---------------------------
R. Glenn Hilliard
Chief Executive Officer

/s/  Stephen M. Christopher
---------------------------
Stephen M. Christopher
President and Chief Operating Officer


PRINCIPAL FINANCIAL OFFICER

/s/ Stephen J. Yarina
---------------------------
Stephen J. Yarina
Vice President, Treasurer and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

/s/ Stephen J. Yarina
---------------------------
Stephen J. Yarina
Vice President, Treasurer and
Chief Financial Officer

DIRECTORS:

/s/ R. Glenn Hilliard
---------------------------
R. Glenn Hilliard

/s/ Thomas F. Conroy
---------------------------
Thomas F. Conroy

/s/ Michael W. Cunningham
---------------------------
Michael W. Cunningham

/s/ Linda B. Emory
---------------------------
Linda B. Emory


/s/ Stephen M. Christopher
---------------------------
Stephen M. Christopher

________________________________________________________________________________
Strategic Advantage                   II-5

                                 EXHIBIT INDEX


Exhibit No.              Description of Exhibit
-----------              ----------------------


1.A  (1)  Resolution of the Executive Committee of the Board of Directors of
          Security Life of Denver Insurance Company ("Security Life of Denver") authorizing the establishment of the Registrant./1/

     (2)  Not Applicable.

     (3)  (a)  Security Life of Denver Distribution Agreement./2/
          (b) Specimen Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Compensation Schedules.
            (i) Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Paine Webber Incorporated./7/
          (c)  Commission Schedule for Policies.

     (4)  Not Applicable.

     (5)  (a)  Specimen Variable Universal Life Insurance Policy (Form No. 1197
               (VUL)-5/97)./7/
            (i) Specimen Variable Universal Life Insurance Policy issued in Maryland (Form No. 1197)(VUL)-MD-5/97)./7/
            (ii) Specimen Variable Universal Life Insurance Policy issued in Massachusetts (Form No. 1197)(VUL)-MA-5/97)./7/
            (iii) Specimen Variable Universal Life Insurance Policy issued in
                  Texas (Form No. 1197)(VUL)-TX-5/97)./7/
            (iv) Specimen Variable Universal Life Insurance Policy (Form No. 2501 (VUL)-7/97)./8/
            (v) Specimen Variable Universal Life Insurance Policy (Form No. 2503 (VUL)-6/98).
          (b)  Adjustable Term Insurance Rider (Form No. R2000-3/96)./7/

     (6) (a) Security Life of Denver's Restated Articles of Incorporation./1/ (b-g) Amendments to Articles of Incorporation through June 12, 1987.
                 /4/
          (h)  Security Life of Denver's By-Laws./1/
            (i) Bylaws of Security Life of Denver Insurance Company (Restated with Amendments through September 30, 1997)./10/

     (7)  Not Applicable.

     (8)  (a)  Participation Agreements 3 and Addendum to Sales Agreement./1/
            (i) Participation Agreement by and among AIM Variable Insurance Funds, Inc., Life Insurance Company, on Behalf of Itself and its Separate Accounts and Name of Underwriter of Variable Contracts and Policies.
          (b)  Amendments to Participation Agreements./1/
            (i) First Amendment to Fund Participation Agreement between Security Life of Denver, Van Eck Investment Trust and Van Eck Associates Corporation.
            (ii) Second Amendment to Participation Agreement between Security Life of Denver, Van Eck Worldwide Insurance Trust and Van Eck Associates Corporation.
            (iii) Assignment and Modification Agreement between Neuberger &
                  Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company.
          (c)  Service Agreement./1/
          (d) Administrative Services Agreement between Security Life of Denver and Financial Administrative Services Corporation./2/
          (e) Amendments to Administrative Services Agreement between Security Life of Denver and Financial Administrative Services Corporation. /5/

     (9)  Not Applicable.

     (10) (a) Specimen Flexible Premium Variable Life Insurance Application (Form No. Q-1155)./1/

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


            (i)   Specimen Variable Life Insurance Application (Form No. Q-
                  2006)./8,10/
            (ii)  Specimen Variable Life Insurance Application (Form No. Q-1155-
                  98)./9,10/
            (iii) Specimen Variable Life Insurance Application (Form No. Q-2006-
                  9/97).
          (b) Specimen Flexible Premium Variable Life Insurance Guaranteed Issue Application (Form No. Q-115695)./1/

2.        Included as Exhibit 1.A(5) above.

3.A Opinion and Consent of Eugene L. Copeland as to securities being registered./1/

4.        Not Applicable.

5.        Not Applicable.

6.A       Opinion and Consent of Shirley A. Knarr/10/
  B       Opinion and Consent of Lawrence D. Taylor

7.A       Consent of Ernst & Young LLP./10/
  B       Consent of Mayer, Brown & Platt.

8.        Not Applicable.

__________________

/1/Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form
   S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 4, 1995 (File No. 33-88148).

/2/Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form
   N-4 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on February 21, 1995 (File No. 33- 72564).

/3/Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form
   S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 25, 1994 (File No. 33-74190)

/4/Incorporated herein by reference to the Form N-4 Registration Statement of Security Life of Denver and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on December 3, 1993 (File No. 33-72564).

/5/Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on April 28, 1995 (File No. 33-78444).

/6/Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form
   S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 31, 1994 (File No. 33-74190).

/7/Incorporated herein by reference to Post-Effective Amendment No. 2 to the form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 30, 1997 (File No. 33-88148).

/8/To be used on or before May 1, 1998.

/9/To be used on or before May 1, 1998, where Exhibit 1.A(10)(a)(i) has not been approved.

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


/10/Incorporated herein by reference to Post-Effective Amendment No. 3 to the form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 29, 1997 (File No. 33-88148).

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